SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

  |_| Preliminary information statement

  |_| Confidential, For Use of the Commission only (as permitted by Rule
      14c-5(d)(2))

  |X| Definitive information statement

                             AEROBIC CREATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (Check the appropriate box):

  |X|     No fee required.

  |_| Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

          (5) Total fee paid:

  |_| Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act
      Rule  0-11(a)(2) and
       identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
      -------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
      -------------------------------------------------------------------------

      (3) Filing Party:
      -------------------------------------------------------------------------

      (4) Date Filed:

                             AEROBIC CREATIONS, INC.
                           547 Boulevard in Kenilworth
                                New Jersey 07033

                                January 29, 2007


                              INFORMATION STATEMENT

         On November 8, 2006, the holders of more than a majority of the issued and outstanding common stock of Aerobic Creations, Inc., a Delaware Corporation (the "Company"), acted by written consent in lieu of a special meeting of stockholders (i) to approve an amendment and restatement of the Company's Certificate of Incorporation to, among other things, effect a one for
11.2261585365 reverse split of the Company's common stock, change the name of the Company to Summit Global Logistics, Inc, provide for a classified board of directors and provide that stockholders cannot take action by written consent;
(ii) to adopt the Company's 2006 Equity Incentive Plan; (iii) to adopt the Company's 2007 Management Incentive Plan; (iv) to adopt the Company's 2007 Supplemental Executive Retirement Plan; (v) to adopt the Company's Severance Benefit Plan and Summary Plan; (vi) to approve employment agreements for, and certain option and stock appreciation right grants to, the Company's executive officers and directors; and (vii) to provide that stock issuances to the Company's executive officers and directors be exempt from Section 16 of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3(d) thereunder.

         The Company's board of directors fixed November 8, 2006 as the record date for determining the holders of common stock entitled to consent to these actions. The written consent was executed after the merger, but prior to the financings and the acquisitions, all as described below in this Information Statement.

         This Information Statement is first being mailed on or about January 29, 2007. The actions to be taken pursuant to the written consent of the Company's stockholders shall be taken on or about February 19, 2007, i.e. twenty
(20) days after the mailing of this Information Statement. You are urged to read this Information Statement in its entirety for a full description of the actions approved by the holders of more than a majority of the Company's outstanding common stock.

         By Order of the Board of Directors

         RAYMER MCQUISTON, SECRETARY

        THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS
           DESCRIBED HEREIN. YOU ARE NOT BEING ASKED TO VOTE ON ANY OF
    THE MATTERS DESCRIBED HEREIN. THE COMPANY IS NOT ASKING YOU FOR A PROXY
            AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE COMPANY.

-------------------------------------------------------------------------------

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                             ----------------------

                     NOTICE OF ACTIONS TO BE TAKEN PURSUANT
                     TO THE WRITTEN CONSENT OF STOCKHOLDERS

                             ----------------------

To Stockholders of Aerobic Creations, Inc.:

         NOTICE IS HEREBY GIVEN that the board of directors of Aerobic Creations, Inc. has received stockholder approval evidenced by the written consent in lieu of a special meeting of stockholders holding more than a majority of the outstanding shares of common stock of the Company, effective November 8, 2006 (referred to herein as the written consent) of the following actions:

1. to amend and restate our Certificate of Incorporation to:
         a. effect a one for 11.2261585365 reverse split of our common stock;
         b. change our name to Summit Global Logistics, Inc.;
         c. provide for a classified board of directors; and
         d. provide that action by stockholders may not be taken by written consent.
2. to adopt our 2006 Equity Incentive Plan;
3. to adopt our 2007 Management Incentive Plan;
4. to adopt our 2007 Supplemental Executive Retirement Plan;
5. to adopt our Severance Benefit Plan and Summary Plan;
6. to  approve   employment   agreements  for,  and  certain  option  and  stock
   appreciation right grants to, our executive officers and directors; and
7. to provide that stock issuances to our executive officers and directors be exempt from Section 16 of the Securities and Exchange Act of 1934 as amended.

         This Information Statement is being sent to you by our board of directors to inform you of certain actions that have been approved by written consent in lieu of a special meeting of stockholders. This Information Statement is being mailed on or about January 29, 2007. The actions listed above will be effective on or about February 19, 2007, i.e. twenty (20) days after the mailing of this Information Statement.

           WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
                              TO SEND A PROXY TO US

-------------------------------------------------------------------------------

                         DISSENTERS' RIGHTS OF APPRAISAL

         No action was taken in connection with the proposals by our board of directors or the consenting stockholders for which Delaware law, our Certificate of Incorporation or our Bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                 VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF

         As of the November 8, 2006, which was the record date for the actions taken pursuant to the written consent, our authorized capital stock consisted of
(i) one million shares of preferred stock, none of which is designated, issued or outstanding and (ii) 99,000,000 shares of common stock, of which 19,050,791 shares (prior to giving effect to the reverse split) were issued and outstanding, after the effectiveness to the merger but before consummation of the financings and acquisitions, all as described below.

         In connection with the written consent, the holders of our common stock voted to approve (i) an amendment and restatement of our Certificate of Incorporation (ii) our 2007 Equity Incentive Plan; (iii) our 2007 Management Incentive Plan; (iv) our 2007 Supplemental Executive Retirement Plan; (v) our Severance Benefit Plan and Summary Plan; (vi) employment agreements for, and certain option and stock appreciation right grants to our executive officers and directors; and (vii) that stock issuances to our executive officers and directors be exempt from Section 16 of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3(d) thereunder. Each holder of the common stock was entitled to one vote per share of common stock.

         The  above   referenced   actions  were  approved  by  the  holders  of
approximately 85.5% of our common stock that was outstanding when the written consent was executed.

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, actions approved pursuant to the written consent will not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to our Stockholders.

         This Information Statement will also serve as written notice to our stockholders pursuant to Section 228(e) of the General Corporation Law of the State of Delaware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information (i) as to each person who is known to us as of November 8, 2006 (after the effectiveness of the merger, but before the consummation of the financings and the acquisitions) to be the beneficial owner of more than 5% of our outstanding common stock and (ii) as to the security ownership of each of our executive officers and directors and all our executive officers and directors as a group.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock issuable upon the exercise of stock options or warrants or the conversion of other securities held by that person that are exercisable or convertible within 60 days of November 8, 2006, are deemed to be issued and outstanding. These shares, however, are not deemed outstanding for the purposes of computing percentage ownership of any other stockholder. The information below does not give effect to the reverse split.

------------------------------------------------------------------------------------------------------------
                                                                          SECURITIES BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------
                           NAME AND ADDRESS                           AMOUNT AND NATURE OF      PERCENTAGE
                                                                      BENEFICIAL OWNERSHIP
------------------------------------------------------------------------------------------------------------
PRINCIPAL SECURITY HOLDERS:
------------------------------------------------------------------------------------------------------------
R&R Biotech Partners LLC                                                    2,081,308            10.93%
------------------------------------------------------------------------------------------------------------
OFFICERS & DIRECTORS
------------------------------------------------------------------------------------------------------------
Robert A. Agresti                                                           3,033,156            15.92%
------------------------------------------------------------------------------------------------------------
Paul Shahbazian                                                             1,364,917             7.16%
------------------------------------------------------------------------------------------------------------
Peter Klaver                                                                1,440,743             7.56%
------------------------------------------------------------------------------------------------------------
Christopher Dombalis                                                        2,388,609            12.54%
------------------------------------------------------------------------------------------------------------
William Knight                                                              2,388,609            12.54%
------------------------------------------------------------------------------------------------------------
James Madden                                                                1,971,542            10.35%
------------------------------------------------------------------------------------------------------------
Peter Stone                                                                 1,123,398              5.9%
------------------------------------------------------------------------------------------------------------
Raymer McQuiston                                                            2,578,183            13.53%
------------------------------------------------------------------------------------------------------------
Officers and Directors as a group                                          16,289,156             85.5%
------------------------------------------------------------------------------------------------------------

--------------------

Unless otherwise indicated, beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and generally includes voting and/or investment power with respect to securities.

NOTE REGARDING SHARE NUMBERS AND PER SHARE PRICES

         Except as otherwise indicated all of the share numbers and per share prices in the remainder of this Information Statement give effect to the reverse stock split. The reverse split is described below.

CHANGE IN CONTROL

         As a result of the merger, the financings and the acquisitions described below, all of which were consummated on November 8, 2006, and the related change in the composition of our board of directors, a change in control occurred.

         MERGER: On November 8, 2006, Maritime Logistics US Holdings Inc. (referred to herein as Maritime Logistics) entered into an agreement and plan of merger with our wholly-owned subsidiary and we closed the merger the same day. In connection with this merger, the former stockholders of Maritime Holdings received an aggregate of 1,451,000 shares of our common stock.

         FINANCINGS: Following the merger, to raise working capital, to fund the acquisitions and to satisfy certain existing obligations, we issued the following securities solely to accredited investors.

         CONVERTIBLE NOTES AND WARRANTS. In exchange for $65 million, we issued $65 million in aggregate principal amount of secured convertible notes and warrants to purchase 2,363,636 shares of common stock, at an exercise price of $11 per share. The senior notes are secured by a second lien on substantially all of our assets and, based on the current conversion price of $11.00 per share, are convertible into 5,907,097 million shares of our common stock subject to adjustment as provided in the notes. We refer to this financing as the note financing.

         COMMON STOCK AND WARRANTS. In exchange for approximately $33.5 million, we issued 3,346,950 shares of common stock and warrants to purchase 2,510,213 shares of common stock, at an exercise price of $10.00 per share. We refer to this financing as the common stock financing.

         WARRANTS ISSUED TO PLACEMENT AGENT. In connection with the note financing, we issued our placement agent, Rodman & Renshaw LLC, a warrant to purchase 354,545 shares of our common stock, on the same terms as the warrants issued in the note financing. Additionally, in connection with the common stock financing, we issued Rodman & Renshaw LLC a warrant to purchase 171,000 shares of our common stock, on the same terms as the warrants issued in the common stock financing.

         COMMON STOCK TO OUR FORMER STOCKHOLDERS. We issued approximately 62,500 shares of common stock for no additional consideration in satisfaction of
certain  of  our   pre-merger   contractual   obligations   to  certain  of  our
stockholders.

         ACQUISITIONS. Following the merger, the written consent was executed, following which the note financing and common stock financings were consummated. We then acquired through our subsidiaries (i) all of the equity interests of FMI Holdco I, LLC (referred to as FMI) and its parent company, FMI Blocker, Inc.; and, then (ii) substantially all of the assets of the TUG Logistics group of companies, including TUG Logistics, Inc., TUG Logistics (Miami), Inc. and Glare Logistics, Inc. (collectively, referred to as the TUG Assets) and all of the equity interests of Clare Freight, Los Angeles, Inc. and TUG New York, Inc. (referred to as the TUG companies, and together with the TUG Assets, referred to as TUG). FMI and TUG are together referred to herein as the acquired companies. FMI is a full-service United States logistics company specializing in the apparel and footwear industries. TUG is a full-service, asset-light, ocean transportation intermediary, logistics provider and customs clearance broker with operations in the United States and agency relationships in China. In addition, prior to the merger, Maritime Logistics acquired SeaMaster Logistics (Holdings) Limited or SeaMaster. SeaMaster is a Hong Kong based asset-light, ocean transportation intermediary and logistics provider with offices in Hong Kong and an exclusive agency network in China.

         The purchase price of FMI was approximately $130 million, of which $115 million was paid in cash and the remainder was paid by issuance of approximately
1.55 million shares of our common stock. The purchase price for TUG was approximately $10 million in cash, of which $4 million was paid in cash on the closing date and an estimated $6 million may be paid pursuant to an earn-out based, on the performance of TUG, in accordance with the terms of the TUG Acquisition Agreement. Additionally, selling stockholders of TUG received 550,000 shares of our common stock and options to purchase 50,000 shares of our common stock. The purchase price of SeaMaster, consisting of up to $15 million in cash, is to be paid over five years as an "earn-out", based on the performance of SeaMaster. In addition, as consideration for SeaMaster, we granted employees of SeaMaster stock options exercisable for 50,000 shares our of common stock.

         CHANGE IN THE COMPOSITION OF OUR BOARD OF DIRECTORS.

         Prior to the merger of our subsidiary with Maritime  Logistics,  Arnold
P. Kling was the sole director of Aerobic Creations, Inc. Prior to the merger, Mr. Kling appointed Mr. Agresti, then a director of Maritime Logistics, as a member of our board of directors effective immediately upon the consummation of the merger. Mr. Kling resigned effective immediately upon the consummation of the merger and, as a result, Mr. Agresti became our sole director. Mr. Agresti then appointed Messrs. Windfield, MacAvery, DeSaye, McQuiston and Coogan to our board of directors.

VOTING AGREEMENT

         Mr. Agresti, our Chairman and Chief Executive Officer, Mr. Dombalis, our Senior Vice President, and Mr. Stone, President of SeaMaster, as well as seven of our stockholders have entered into a voting agreement pursuant to which, among other things, each such party has agreed that any amendment to our certificate of incorporation or bylaws must be approved by at least the holders of at least 75% of such common stock, which approval shall not be unreasonably withheld. The stockholders that are a party to the voting agreement shall cause us to nominate and shall vote for election as a director: Messrs. Agresti, McQuiston, DeSaye and MacAvery, provided, however, Mr. O'Neill shall be entitled to observer rights on our board unless otherwise determined by holders of 75% of such common stock.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the compensation on an annualized basis for the fiscal year ending December 31, 2006 that would be earned by our chief executive officer and the four other most highly compensated executive officers employed by us or our subsidiaries, if they were employed for a full year. We have identified our four most highly compensated executive officers based on their annualized salary for the year ending December 31, 2006, assuming that they were employed for a full year. We have disclosed the base salary and related compensation set forth in the employment agreements entered into with our chief executive officer and four most highly compensated officers on November 8, 2006. In addition, we have described the annual incentive bonus and grant of options and SARS under our equity incentive plan, each as approved by our board on November 8, 2006. None of our officers were executive officers of Aerobic Creations, Inc. prior to the merger. We have omitted disclosure of any historic compensation paid to the officers of Aerobic Creations, Inc. because we do not believe that such disclosure would be meaningful.

                                                        SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------
                            ANNUAL COMPENSATION                                           LONG TERM COMPENSATION
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       AWARDS                  PAYOUTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                              SHARES OF      SHARES OF
                                                      ANNUAL      OTHER      COMMON STOCK      COMMON
                                       NON-COMPETE   INCENTIVE    ANNUAL      UNDERLYING       STOCK        LTIP     ALL OTHER
    NAME AND                  SALARY     PAYMENT      BONUS    COMPENSATION  ISO AWARDS      UNDERLYING   PAYOUTS   COMPENSATION
PRINCIPAL POSITION   YEAR     ($)(1)      ($)(2)      ($)(3)       ($)(4)       (#) (5)      SARS (#)(5)    ($)(6)     ($)(7)
-------------------------------------------------------------------------------------------------------------------------------
Robert Agresti,      2006     350,000    115,000        ---        21,000       160,000       120,000       ---        TBD
President and CEO
-------------------------------------------------------------------------------------------------------------------------------
Paul Shahbazian,     2006     250,000     45,000        ---        21,000       72,000         54,000       ---        TBD
CFO
-------------------------------------------------------------------------------------------------------------------------------
Robert O'Neill,      2006     300,000       0           ---        21,000          0             0          ---        TBD
Division President
-------------------------------------------------------------------------------------------------------------------------------
Christopher          2006     250,000     80,000        ---        21,000       126,000        94,500       ---        TBD
Dombalis, Senior
Vice President
-------------------------------------------------------------------------------------------------------------------------------
William Knight,      2006     250,000     80,000        ---        21,000       126,000        94,500       ---        TBD
Senior Vice
President
-------------------------------------------------------------------------------------------------------------------------------

--------------------

(1) Annualized base salary (calculated as if the executive were employed for a full year). None of the executives worked for us prior to November 8, 2006.

(2) One time payment in consideration of such person's execution of a non-competition agreement.

(3) No annual incentive bonus will be paid in 2006. See "Management Incentive Plan" below.

(4) $15,000 represents a monthly car allowance of $1,250 (excluding annual inflation adjustments); $1,000 for annual medical examination; and $5,000 toward annual club membership dues.

(5) Our CEO and executive officers were granted options and stock appreciation rights under our Equity Incentive Plan.

(6) LTIP payouts are determined in accordance with terms of 2007 Management Incentive Plan described below.

(7) To be determined. Each person is eligible to receive discretionary contributions under terms of our SERP and Company contributions under our 401(k) Plan, although no contributions have been made as of this time. (Mr. O'Neill is not eligible to participate in the SERP.)

                               COMPENSATION PLANS

2006 EQUITY INCENTIVE PLAN

         Pursuant to the terms of the 2006 Equity  Incentive  Plan, we may grant incentive stock options, non-qualified stock options, restricted stock, restricted stock units, performance shares, stock appreciation rights ("SARS") and other common stock-based awards to our executive officers. A total of 1,633,500 (taking the reverse split into effect) shares of our common stock were originally available for issuance under the plan. As of November 8, 2006, awards aggregating 1,438,500 shares of our common stock had been made, leaving 195,000 shares available for future issuance. Each option and SAR is required to have an exercise price equal to the fair market value of our common stock on the grant date. Each option and SAR that has been issued through the date of this filing has a term of 5 years. All unvested options and SARS that have been issued to our executive officers through the date of this filing are subject to forfeiture in full upon the executive officer's termination by us for cause or termination by the executive officer other than for good reason. The options and SARS granted to our CEO and our executive officers on November 8, 2006 will be 50% vested on November 8, 2007 and 100% vested on November 8, 2008 at a price of $10 per share (taking the Reverse Split into effect), which the Board of Directors has determined to be the fair value of our common stock of the date of the grant. Further, in the event of the executive officer's death, disability, retirement, termination by the executive for good reason, termination without cause or a change in control, all unvested options and SARs that have been issued to our executive officers through November 8, 2006 shall be immediately vested.

         Awards covering no more than 1,633,500 shares may be granted to any person during any fiscal year. If any award expires, or is terminated, surrendered or forfeited, then shares of common stock covered by the award will again be available for grant under the Equity Incentive Plan. The terms and conditions of stock options or other awards granted under the Equity Incentive Plan will be set forth in a separate agreement between us and the recipient of the award. On November 8, 2006, we granted (i) options to purchase a total of 1,205,000 shares of our common stock under our Equity Incentive Plan, (ii) a total of 233,500 shares of restricted stock, and (iii) 667,000 SARs under our Equity Incentive Plan.

         The essential features of the Equity Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan, which is included as Exhibit B to this Information Statement.

         The purpose of the Equity Incentive Plan is to attract and retain and provide incentives to employees, officers, directors and consultants of the Company and its subsidiaries.

         GENERAL. Our Compensation Committee administers the Equity Incentive Plan and has full power and authority to take any and all actions deemed necessary or desirable for the proper administration of the Plan and the effectuation of its purposes. The Compensation Committee has authority to select those employees, officers, directors and consultants whose performance it determines significantly promotes our success to receive awards under the Equity Incentive Plan, grant the awards, interpret and determine all questions of policy with respect thereto and adopt rules, regulations, agreements and instruments deemed necessary for its proper administration.

         AWARDS. NON-QUALIFIED AND INCENTIVE STOCK OPTIONS. Awards granted under the Equity Incentive Plan may be incentive stock options ("ISOs") or non-qualified options ("NSOs"). The exercise price of options granted under the Equity Incentive Plan is be set by the Compensation Committee and stated in an option agreement. The exercise price may be paid (i) in U.S. Dollars, (ii) by delivery of our common stock, (iii) by a combination of the preceding methods or
(iv) by such other methods as the Compensation Committee may deem appropriate. Options may also contain SARs permitting the recipient to receive the difference between the exercise price per share and the market value of such share on the date of surrender.

         RESTRICTED  STOCK.  Awards of common  stock  granted  under the  Equity
Incentive Plan may be subject to forfeiture upon terms and conditions as the Compensation Committee may determine.

         OTHER STOCK AND STOCK BASED AWARDS. The Compensation Committee may grant common stock or other common stock based awards that are related to or similar to the awards described above.

         AMENDMENT AND TERMINATION. The Equity Incentive Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock present or represented and entitled to vote at a duly held stockholders meeting.

         The board of directors may at any time terminate the Equity Incentive Plan or from time to time amend or modify the Equity Incentive Plan; provided however, that the Board cannot make any material amendments to the Equity Incentive Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of the our capital stock.

         The Equity Incentive Plan will terminate on November 8, 2016, unless sooner terminated by the board of directors.

         U.S. FEDERAL INCOME TAX CONSEQUENCES. The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Equity Incentive Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular person or to us. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

         The Equity Incentive Plan is not subject to any of the requirements of ERISA, nor is it qualified under Section 401(a) of the Code.

         NON-QUALIFIED STOCK OPTIONS. If a NSO is granted in accordance with the terms of the Equity Incentive Plan, no income will be recognized by the recipient at the time the option is granted. On exercise of a NSO, the amount by which the fair market value of the common stock on the date of exercise exceeds the purchase price of such shares will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by us (or one of our subsidiaries) in the year in which the holder recognizes the ordinary income. The disposition of shares acquired upon exercise of a NSO will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option.

         INCENTIVE STOCK OPTIONS. If an ISO is granted in accordance with the terms of the Equity Incentive Plan, no income will be recognized by the recipient at the time the ISO is granted. On exercise of an ISO, the holder will generally not recognize any income and we (or one of our subsidiaries) will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the holder to the alternative minimum tax or to an increase in such tax. The disposition of shares acquired upon exercise of an ISO will ordinarily result in long-term capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income and we (or one of our subsidiaries) will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the common stock on the date the ISO is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

         STOCK APPRECIATION RIGHTS. The amount of any cash (or the fair market value of any common stock) received upon the exercise of SARs under the Equity Incentive Plan will be includable in the holder's ordinary income and we (or one of our subsidiaries) will be entitled to a deduction for such amount.

         RESTRICTED SHARES. If restricted shares are awarded in accordance with the terms of the Equity Incentive Plan, no income will be recognized by such holder at the time such award is made unless the holder makes the 83b election referred to below. A holder who is awarded restricted shares and does not make an 83b election will be required to include in his ordinary income, as compensation, the fair market value of such restricted shares upon the lapse of the forfeiture provisions applicable thereto, plus the amount of any dividend equivalents on such restricted shares, less any amount paid therefor. At the time the restricted shares are first issued, the holder may elect (an "83b election") to include in his ordinary income, as compensation, the fair market value of such restricted shares at the time of receipt, less any amount paid therefor. A holder who makes an 83b election will not recognize income at the time of the lapse of the forfeiture provisions. Absent the making of the 83b election, any cash dividends or other distributions paid with respect to restricted shares prior to the lapse of the applicable restriction will be includable in the holder's ordinary income as compensation at the time of receipt. In each case, the Company (or one of its subsidiaries) will be entitled to a deduction in the same amount as the holder realizes compensation income.

         REQUIREMENTS REGARDING "DEFERRED COMPENSATION" Certain of the awards under the Equity Incentive Plan may constitute "deferred compensation" within the meaning of Section 409A of the Code, a recently enacted provision of the tax code governing "nonqualified deferred compensation plans." Failure to comply with the requirements of the provisions of the Code regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the above discussion and to pay substantial penalties.

NEW EQUITY INCENTIVE PLAN BENEFITS.

         As of November 8, 2006, the following grants have been made under our Equity Incentive Plan:

----------------------------------------------------------------------------------------------------------------------
NAME AND POSITION                   NUMBER OF OPTIONS          NUMBER OF SARS             NUMBER OF RESTRICTED SHARES
----------------------------------------------------------------------------------------------------------------------
Robert Agresti, Chairman and               160,000                    120,000                        --
Chief Executive Officer
----------------------------------------------------------------------------------------------------------------------
Paul Shahbazian, CFO                        72,000                     54,000                        --
----------------------------------------------------------------------------------------------------------------------
Christopher Dombalis, Senior Vice          126,000                     94,500                        --
President
----------------------------------------------------------------------------------------------------------------------
William Knight, Senior Vice                126,000                     94,500                        --
President
----------------------------------------------------------------------------------------------------------------------
Executive Officers as a Group              704,000                    565,000                        --
----------------------------------------------------------------------------------------------------------------------
Non-Executive Directors as a Group         136,000                       -                           --
----------------------------------------------------------------------------------------------------------------------
Non-Executive Officer Employee             365,000                     37,500                      232,500
Group
----------------------------------------------------------------------------------------------------------------------

         INTEREST OF DIRECTORS AND OFFICERS. Messrs. Agresti, Shahbazian, Knight and Dombalis each received grants under the Equity Incentive Plan as listed above. In addition, our Senior Vice Presidents, Messrs. Klaver, Madden, and Stone, as well as one of our directors, Mr. McQuiston received grants as indicated below:

                                                 Options                   SARs
                                        --------------------------------------------------------------
         Peter Klaver                               76,000                    57,000
         James Madden                              104,000                    78,000
         Peter Stone                                40,000                    30,000
         Ray McQuiston                             136,000                   102,000


         Thus, each such executive officer and director can be deemed to have an interest in adopting the Equity Incentive Plan.

         VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of our common stock is required for the adoption of the Equity Incentive Plan. The Equity Incentive Plan was adopted on November 8, 2006, by the written consent of our stockholders holding 85.5% of the outstanding shares of our common stock.

ADOPTION OF OUR 2007 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Our  board  of  directors  and   stockholders   holding  85.5%  of  the
outstanding shares of our common stock approved our 2007 Supplemental Executive Retirement Plan ("SERP") on November 8, 2008.

         DESCRIPTION OF THE SERP. The essential features of the SERP are summarized below. This summary is qualified in its entirety by reference to the full text of the SERP, which is included as Exhibit C to this Information Statement.

         Our CEO and executive officers, other than Mr. O'Neill, are eligible to participate in our SERP. Participation in the SERP is restricted to a select group of our management and highly compensated employees. The SERP is a nonqualified retirement plan that permits us to make annual discretionary contributions to an account established for the benefit of each participant. Our discretionary contributions to the SERP vest in three equal annual installments beginning on the last day of the year following the year to which the contribution is attributable. In the event we undergo a change in control, then the discretionary contribution account shall be immediately vested and distributed to the officer within 45 days of the change in control. In addition, the officer may elect to defer a portion of his salary and bonus to the SERP. Executive deferrals to the SERP shall be fully vested. SERP benefits will be paid to the officer in a lump sum or in installments, depending upon the distributable event. Contributions to the SERP are not subject to tax code limitations that apply to qualified plans such as our 401(k) plan. The assets of the SERP are subject to the claims of our creditors in the event of insolvency. This SERP is effective as of January 1, 2007.

         INTEREST OF DIRECTORS AND OFFICERS. Since Robert A. Agresti, our Chief Executive Officer, Paul Shahbazian, our Chief Financial Officer, and our Senior Vice Presidents, Christopher Dombalis and William Knight, are receiving grants under the SERP, they may be deemed to have an interest in adopting the SERP.

         VOTE  RECEIVED.   The  SERP  was  approved  on  November  8,  2006,  by
stockholders holding 85.5% of the issued and outstanding shares of our common stock.

ADOPTION OF THE COMPANY'S 2007 MANAGEMENT INCENTIVE PLAN

         The board of directors and stockholders of the Company have approved our 2007 Management Incentive Plan ("Management Incentive Plan") on November 8, 2006.

         DESCRIPTION OF THE MANAGEMENT INCENTIVE PLAN. The essential features of the Management Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Management Incentive Plan, which is included as Exhibit D to this Information Statement.

         Pursuant to the terms of their employment agreements our CEO and four most highly compensated officers are eligible, under the 2007 Management Incentive Plan adopted by our compensation committee and stockholders, to receive an annual performance-based bonus for each fiscal year during the term of their employment agreements (see Employment Agreements, below). The bonus is tied to achievement of annual EBITDA targets (the "EBITDA Target") set by the compensation committee. The minimum bonus requires achievement of 80% of the applicable fiscal year's EBITDA Target. Bonuses range from 35% of salary to 100% of salary, for achievement of 80% to 100% of the applicable fiscal year's EBITDA Target, with additional bonus opportunities available if the applicable fiscal year's EBITDA Target is exceeded. In the case of Mr. O'Neill only, the applicable target for each fiscal year is based upon FMI EBITDA (the "FMI EBITDA Target"). The FMI EBITDA Target for each fiscal year will be determined by the compensation committee. EBITDA and FMI EBITDA shall be calculated without regard to extraordinary or other nonrecurring or unusual items or changes in accounting. The management incentive bonus provides each executive officer with an opportunity to earn an annual bonus in the following amounts: if at least 80% of the EBITDA Target or FMI EBITDA Target, as applicable, for a fiscal year is achieved, then each executive officer shall receive a bonus equal to between 35% and 50% of his base salary for such year; if at least 90% of the EBITDA Target or FMI EBITDA Target, as applicable, for a fiscal year is achieved, then each officer shall receive a bonus equal to between 52.5% and 75% of his base salary for such year; if at least 100% of the EBITDA Target or FMI EBITDA Target, as applicable, for a fiscal year is achieved, then each officer shall receive a bonus equal to between 70% and 100% of his base salary for such year; for each percentage point by which the EBITDA Target or FMI EBITDA Target, as applicable, for a fiscal year is exceeded, up to a maximum of 50 percentage points, each officer shall receive an additional bonus equal to between 2.1% and 3% (varies by officer) of his base salary for such year; and for each percentage point over 50 percentage points by which the EBITDA Target or FMI EBITDA Target for a fiscal year is exceeded, up to a maximum of 50 additional percentage points, each executive officer shall receive an additional bonus equal to between 2.8% and 4% (varies by officer) of his base salary for such year. In the event of the officer's termination with good reason, disability or termination by us without cause, or retirement on or after attaining age 65, the officer will be entitled to a pro-rata annual bonus equal to the full amount payable under the annual bonus for the applicable fiscal year, as determined by the compensation committee as of the end of such fiscal year, multiplied by a fraction, the numerator of which is equal to the number of full months worked during the year and the denominator of which is 12. In the event the officer is terminated for cause, or resigns without good reason or dies, he will forfeit his annual bonus for that year.

         INTEREST OF DIRECTORS AND OFFICERS. Since each of Robert A. Agresti, our Chief Executive Officer, Paul Shahbazian, our Chief Financial Officer, our Senior Vice Presidents, Christopher Dombalis and William Knight, and Robert O'Neill, one of our officers are receiving grants under the Management Incentive Plan, they may be deemed to have an interest in adopting the Management Incentive Plan.

         VOTE RECEIVED. The Management Incentive Plan was approved on November 8, 2006, by stockholders holding 85.5% of the issued and outstanding shares of our issued and outstanding shares of our common stock.

ADOPTION OF OUR 2007 SEVERANCE BENEFIT PLAN AND SUMMARY PLAN

         Our board of directors and stockholders have approved our 2007 Severance Benefit Plan and Summary Plan ("Severance Plan").

         DESCRIPTION OF THE SEVERANCE PLAN. The essential features of the Severance Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Severance Plan, which is included as Exhibit E to this Information Statement.

         Under the terms of our severance benefit plan, adopted by the our compensation committee and approved by the written consent of stockholders holding 85.5% of the outstanding shares of our common stock, our CEO and four most highly compensated officers (other than Mr. O'Neill) are entitled to severance in the form of base salary continuation for 24 months, if they are terminated without cause or resign for good reason. Under the severance plan, we are also required to pay premiums for COBRA continuation coverage under our group health plan (individual, individual plus one or family coverage, as applicable) for 18 months. Upon expiration of the 18 month period, we are required to pay the officers a lump sum equal to the cost of 6 additional months of premium payments for the type of coverage elected under COBRA, under a substantially similar health plan. The total amount for the lump sum may not exceed $25,000. In the event termination is in connection with a change in control, then the 24 months of base salary continuation shall be made in lump sum and outplacement services shall be provided to the officers in an amount not to exceed $10,500. In addition, we are obligated to maintain the officer's perquisites and benefits for a period of 2 years. A termination shall be deemed to be in connection with a change in control if it occurs on the date of the change in control or within the 2 years following the change in control. Mr. O'Neill shall receive the greater of the benefit described under the Severance Benefit Plan or 2 times his base salary for 24 months. Our CEO and four most highly compensated officers are entitled, if eligible for severance benefits, to $7,500, per year of employment, in lieu of any amounts forfeited under our 401(k) plan. As of the date of this filing, we expect to institute changes to our 401(k) plan that will substantially reduce the likelihood of this provision being triggered.

         The Severance Plan will terminate when terminated by the board of directors or the Compensation Committee.

         INTEREST OF DIRECTORS AND OFFICERS. Since Robert A. Agresti, our Chief Executive Officer, Paul Shahbazian, our Chief Financial Officer, our Senior Vice Presidents, William Knight and Christopher Dombalis, and Robert O'Neill, one of our officers, are receiving grants under the Severance Plan, they may be deemed to have an interest in adopting the Severance Plan.

         VOTE RECEIVED. The Severance Plan was approved on November 8, 2006, by stockholders holding 85.5% of the issued and outstanding shares of our common stock.

APPROVAL OF EMPLOYMENT AGREEMENT OF OUR EXECUTIVE OFFICERS

         Our board of directors and stockholders holding 85.5% of the outstanding shares of our common stock (by written consent) approved employment agreements with each of our executive officers, including Robert Agresti, Paul Shahbazian, Gregory DeSaye, Peter Klaver, Christopher Dombalis, William Knight, James Madden and Peter Stone. The term of each employment agreement is five (5) years and is renewed automatically for one-year periods after expiration of the initial five (5) year term, up to a maximum of five (5) additional years, unless either party gives notice of nonrenewal to the other at least sixty (60) days prior to the beginning of the applicable one-year period. Each Employment Agreement contains non-competition and non-solicitation provisions. The non-competition and non-solicitation provisions prohibit the officer from directly or indirectly competing with us or soliciting our employees or customers during the employment term and generally for one year thereafter.

         INTEREST OF DIRECTORS AND OFFICERS. The employment agreements approved included employment agreements for Robert Agresti, our Chief Executive Officer, Paul Shahbazian, our Chief Financial Officer, Gregory DeSaye, one of our directors, and our Senior Vice Presidents, Peter Klaver, Christopher Dombalis, William Knight, James Madden, and Peter Stone. Such executive officers may thus be deemed to have an interest in the approval of the agreements.

         VOTE RECEIVED. The employment agreements were approved on November 8, 2006, by Stockholders holding 85.5% of the issued and outstanding shares of our common stock.

         In addition, our stockholders holding 85.5% of our outstanding shares of common stock ratified the acquisition of shares of our common stock in the merger by each of our executive officers and Raymer McQuiston, one of our directors. The ratification was granted for purposes of exempting the acquisitions from Section 16 of the Securities and Exchange Act of 1934 as amended.

          AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION

TO CHANGE OUR NAME TO SUMMIT GLOBAL LOGISTICS, INC.

         The amendment and restatement of our Certificate of Incorporation which our board of directors and stockholders holding 85.5% of the outstanding shares of our common stock approved on November 8, 2006, provides for a change of the name of the Company from Aerobic Creations, Inc. to Summit Global Logistics, Inc. Our board of directors believes that the name change is in the best interest of our shareholders as the new name more accurately reflects the nature of our business and our planned growth.

TO EFFECT A ONE FOR 11.2261585365 REVERSE SPLIT

         Our board of directors and stockholders holding 85.5% of the outstanding shares of our common stock approved on November 8, 2006 a one for
11.2261585365 reverse split of our outstanding common stock, by means of an amendment and restatement of the our Certificate of Incorporation.

         The Amended and Restated Certificate of Incorporation, the filing of which will effectuate the reverse split, is attached hereto as Exhibit A. The reverse split will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

         REASON FOR REVERSE SPLIT. Our board of directors believes that a decrease in the number of outstanding shares of common stock, without any material alteration to each stockholder's proportionate economic interest in the Company, may increase the trading price of the outstanding shares. An increase in the price of the common stock may, in turn, generate greater investor interest in our common stock, thereby enhancing the marketability of the common stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of common stock will provide us with additional authorized but unissued shares, which could be utilized for future transactions or to otherwise carry out our business objectives.

         In addition, our board of directors and stockholders have approved the reverse stock split in order to have a certain number of shares of common stock outstanding (and corresponding level of market capitalization) after giving effect to the merger, the equity issuances, the financings and acquisitions, our board of directors and stockholders approved the reverse stock split.

         EFFECT OF REVERSE SPLIT. The immediate effect of the reverse split will be to reduce the number of currently issued and outstanding shares of common stock from 84,822,148 to 7,555,759 shares. Each of the convertible notes sold in the note financing were issued assuming the effectiveness of the reverse split; therefore, the number of shares into which the convertible notes are convertible into will not change. Also, the warrants issued in the note financing and common stock financing were issued assuming the effectiveness of the reverse split; therefore, the number of shares for which such warrants are exercisable and the exercise price of such warrants will not change.

         Although the reverse split may also increase the market price of the common stock, the actual effect of the reverse split on the market price cannot be predicted. The market price of the common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the reverse split. Further, there is no assurance that the reverse split will lead to a sustained increase in the market price of the common stock. The market price of the common stock may also change as a result of other unrelated factors, including our operating performance and other factors related to our business, as well as general market conditions. The shares of our common stock are currently quoted on the OTC Bulletin Board under the symbol "ARBC."

         Our common stock is highly illiquid and any liquidity of the common stock may be adversely affected by the reduced number of unrestricted shares of common stock outstanding after the reverse split. The reverse split will cause the number of "odd-lot" holders to go up and cause the number of "round-lot" holders of the common stock to go down. An odd-lot is fewer than 100 shares. The number of round-lot holders is a common measure of a stock's distribution, and a lower number may reflect more negatively on our stock. In addition, the new odd-lot holders may become reluctant to trade their shares because of any stigma or higher commissions associated with odd-lot trading. Stockholders who hold odd-lots may experience an increase in the cost of selling their shares and may have greater difficulty in making sales. This may negatively impact the average trading volume and thereby diminish interest in the common stock by some investors and advisors.

         The reverse split will affect all of the holders of our common stock uniformly and will not affect any stockholder's percentage ownership interest or proportion voting power, except for insignificant changes that will result from the rounding of fractional shares. The board of directors is not aware of any present efforts by anyone to accumulate the common stock and the reverse split is not intended to be an anti-takeover device.

         Without any further action on our part or the holders of the common stock, the shares of common stock held by stockholders of record as of the date the reverse split is effected ("old common stock") will be converted into the right to receive an amount of whole shares of new common stock equal to the number of their shares of common stock divided by 11.2261585365, subject to the treatment of fractional share interests as described below ("new common stock"). No certificates or cash representing fractional share interests in the new common stock will be issued, and any resulting fractional shares shall be rounded up to the nearest whole number. The shares of common stock to be issued upon the reverse split will be fully paid and non-assessable.

         EXCHANGE OF STOCK CERTIFICATES. We are not requiring a mandatory exchange of stock certificates. Stockholders may transmit the certificates representing shares of pre-reverse split common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-reverse split common stock after giving effect to the reverse split. Until the old certificates are surrendered, each current certificate representing shares of common stock will evidence ownership of common stock in the appropriately reduced whole number of shares.

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion generally describes certain federal income tax consequences of the reverse split to our stockholders. The following does not address any foreign, state, local tax or alternative minimum income, or other federal tax consequences of the proposed reverse split. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to such stockholder's acquisition and ownership of the common stock. Each stockholder should consult his or her accountants for more information in this regard.

         We believe that the reverse split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under
Section 1036(a) of the Code. As a result, no gain or loss should be recognized by us or our stockholders in connection with the reverse split. A stockholder's aggregate tax basis in his or her shares of post-reverse split common stock received from us will be the same as his or her aggregate tax basis in the pre-reverse split common stock exchanged therefor. The holding period of the post-reverse split common stock surrendered in exchange therefor will include the period for which the shares of pre-reverse split common stock were held, provided all such common stock was held as a capital asset on the date of the exchange.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to the holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers).

         No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to our stockholders as a result of the reverse split. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

         INTEREST OF DIRECTORS AND OFFICERS. None of our directors or officers have an interest in the reverse split different from that of any other stockholder.

ANTI-TAKEOVER EFFECTS OF DELAWARE LAW, OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND OUR AMENDED AND RESTATED BY-LAWS

         Our board of directors and stockholders have approved certain provisions (by means of an amendment and restatement of our Certificate of Incorporation) which may discourage attempts to take us over that some stockholders may consider to be in their best interest. Provisions of our bylaws and Delaware Corporation Law may further discourage such takeover attempts. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders, even if such proposed actions would be beneficial to our stockholders.

         REVERSE SPLIT. Because the reverse split results in an increased number of authorized but unissued shares of our common stock, it may be construed as having an anti-takeover effect. Although the reverse split is not being undertaken by the board of directors for this purpose, in the future the board of directors could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our company by, for example, privately placing shares with purchasers who might side with the board of directors in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Certificate of Incorporation would not receive the requisite vote. Such uses of our common stock could render more difficult, or discourage, an attempt to acquire control of our company if such transactions were opposed by the board of directors. However, it is also possible that an indirect result of the anti-takeover effect of the reverse split could be that shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our company. We are not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Information Statement.

         PREFERRED STOCK. Our certificate of incorporation provides (and our amended and restated certificate of incorporation will continue to provide) that we may from time to time issue up to 1,000,000 shares of preferred stock in one or more series, the terms of which will be determined by our board of directors. This could enable our board of directors to issue shares to persons friendly to current management which would protect the continuity of our management and render more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise. These additional shares also could be used to dilute the stock ownership of persons seeking to obtain control of our company.

         CLASSIFIED BOARD. Our amended and restated certificate of incorporation and Bylaws will provide for a "classified board" (sometimes called a "staggered board"). Our board of directors will be divided into three classes, and the members of each class are elected to serve staggered three-year terms. The three-year staggered board terms are designed to provide stability, enhance long-term planning and ensure that a majority of our directors at any given time have prior experience as our directors. The staggered board structure ensures that our board of directors retains continuity of knowledge of our complex business, as well as its business strategy. Directors who have experience with and knowledge about our business and affairs are a valuable resource and are better positioned to make fundamental decisions that benefit our stockholders. A classified board is designed to safeguard a corporation against the efforts of a third party intent on quickly taking control of, and not paying fair value for, the corporation's business and assets. If a corporation has a classified board and a hostile bidder stages and wins a proxy contest at the corporation's annual meeting, the bidder can only replace approximately one-third of the existing directors. To obtain control of the board, the bidder must win a second proxy contest at the next annual meeting. By preventing an immediate change in control of our board of directors, the classified board structure enhances the ability of our board of directors to act in the best interests of our stockholders.

         REMOVAL OF DIRECTORS. Our amended and restated certificate of incorporation provides that members of our board of directors may be removed only for cause and only by the affirmative vote of the holders of 75% of the outstanding shares of our capital stock entitled to vote in the election of our board of directors. This provision may discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it makes it more difficult for stockholders to replace a majority of our directors.

         NO STOCKHOLDER ACTION BY WRITTEN CONSENT/SPECIAL MEETING. Our amended and restated certificate of incorporation will provide that stockholders may only act at annual or special meetings of stockholders and may not act by written consent. This provision makes it more difficult for stockholders to amend our certificate of incorporation and Bylaws or to take other corporate actions such as removing directors as these actions may only be taken at a duly called and noticed special meeting, which may only be called by the president or the board of directors, or at our annual meeting of Stockholders.

         DELAWARE ANTI-TAKEOVER STATUTE. We are subject to Section 203 of the Delaware General Corporation Law ("DGCL"). In general, Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction through which the person became an interested stockholder, unless:

   o if prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

   o upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation at the time such transaction commenced, subject to certain exclusions; or

   o on or subsequent to the date of the transaction, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two thirds of the outstanding voting stock that is not owned by the interested stockholder.

"Business combination" means a merger, asset sale and other transactions resulting in a financial benefit to the interested stockholder. "Interested stockholder" means a person who, together with his or her affiliates and associates, owns, or at any time within the three-year period prior to the date on which it is sought to be determined whether such person is an interested stockholder owned, 15% or more of the corporation's outstanding voting stock.

         INTEREST OF DIRECTORS AND OFFICERS.

         The above described provisions of our amended and restated certificate of incorporation may discourage takeover attempts amendment. Stockholders should be aware that approval of the amended and restated certificate of incorporation could facilitate our ability to deter or prevent changes of control in the future, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Our board of directors and executive officers could be deemed to have an interest in deterring changes of control and thus in approving the provisions having an anti-takeover effect.

         VOTE REQUIRED.

         The affirmative vote of a majority of the outstanding shares of common stock is required for the approval of our Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation was approved on November 8, 2006, by our board of directors and by written consent of stockholders holding approximately 85.5% of the shares of our common stock that was outstanding when the written consent was executed.

                 DELIVERY OF DOCUMENTS TO MULTIPLE STOCKHOLDERS
                               SHARING AN ADDRESS

         One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from such stockholders. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered. In the event you desire to provide such notice to us with respect to this Information Statement or any future Annual Report, Proxy Statement or Information Statement, such notice may be given verbally by phoning the Company's head office at (908)497-0280 or by mail to Paul Shahbazian, Chief Financial Officer, 547 Boulevard Kenilworth, New Jersey 07003.

                             ADDITIONAL INFORMATION

         Additional information concerning us, including our annual report on Form 10-KSB, quarterly reports on Form 10-QSB, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

                             AEROBIC CREATIONS, INC.


                             /s/ Robert Agresti
                             ---------------------------------------
                             ROBERT AGRESTI, CHIEF EXECUTIVE OFFICER

                                INDEX OF EXHIBITS

EXHIBIT A   Amended and Restated Certificate of Incorporation

EXHIBIT B   2006 Equity Incentive Plan

EXHIBIT C   2007 Supplemental Executive Retirement Plan

EXHIBIT D   2007 Management Incentive Plan

EXHIBIT E   Severance Benefit Plan and Summary Plan Description

EXHIBIT F   Employment agreement Robert Agresti

EXHIBIT G   Employment agreement with  Paul Shahbazian

EXHIBIT H   Employment agreement with  Gregory DeSaye

EXHIBIT I   Employment agreement with  Peter Klaver

EXHIBIT J   Employment agreement with  Christopher Dombalis

EXHIBIT K   Employment agreement with  William Knight

EXHIBIT L   Employment agreement with  James Madden

EXHIBIT M   Employment agreement with  Peter Stone

                                                                       Exhibit A

                                    [FORM OF]
                           FIRST AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                           OF AEROBIC CREATIONS, INC.

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is Aerobic Creations, Inc. and the date the Corporation's original Certificate of Incorporation was filed with the Secretary of State of Delaware was July 13, 2006.

         2. The amendment and restatement of the Certificate of Incorporation herein certified has been duly adopted by the directors and the stockholders in accordance with the provisions of Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

         3. The Certificate of Incorporation of the Corporation, as amended and restated to date, shall upon the effective date of this First Amended and Restated Certificate of Incorporation, read as follows:

                                    [FORM OF]
                           FIRST AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                        OF SUMMIT GLOBAL LOGISTICS, INC.

         FIRST:   The  name  of  the   corporation   (hereinafter   called   the
"Corporation") is Summit Global Logistics, Inc.

         SECOND: The address, including street, number, city, and county; of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808; County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

         THIRD: The nature of the business and the purposes to be conducted and promoted by the Corporation, shall be to engage in any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 99,000,000 shares of Common Stock, $.001 par value per share ("Common Stock") and 1,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock"). Any and all such shares issued for which the full consideration has been paid or delivered shall be deemed fully paid shares of capital stock, and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.

         A. COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of Common Stock are subject to and qualified by the rights of the holders of Preferred Stock.

         2. VOTING. The holders of Common Stock are entitled to one vote for each share held at all meetings of stockholders. There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor if, as and when determined by the board of directors of the Corporation (the "Board") and subject to any preferential dividend rights of any then outstanding shares of Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding shares of Preferred Stock.

         B. PREFERRED STOCK. Preferred Stock may be issued from time to time in one or more series with such designations preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation's Board providing for the issuance of such Preferred Stock or series thereof; and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rates of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

         C. REVERSE STOCK SPLIT. Upon the effective date of this First Amended and Restated Certificate of Incorporation, a reverse stock split ("Reverse Stock Split") shall immediately and automatically occur whereby each 11.2261585365 shares of the Corporation's Common Stock outstanding immediately prior to the Reverse Stock Split shall be combined into one (1) share of the Corporation's Common Stock without any action on the part of the holder thereof. As a result of the Reverse Stock Split, each holder of Common Stock shall thereupon automatically be and become the holder of one share of new Common Stock for every 11.2261585365 shares of Common Stock held by such holder immediately prior to the Reverse Stock Split.

         Upon the Reverse Stock Split, each certificate formerly representing a stated number of shares of Common Stock shall be deemed for all corporate
purposes  to  evidence   ownership  of  one  share  of  Common  Stock  for  each
11.2261585365 shares of previously existing Common Stock. Share numbers will be rounded up to the nearest whole number and no fractional shares will be issued by the Corporation in connection with the Reverse Stock Split. Upon the delivery by the stockholders of their certificates evidencing securities of the Corporation that were issued prior to the Reverse Stock Split, such holders will receive stock certificates representing their Common Stock of the Corporation following the Reverse Stock Split.

         FIFTH: No holder of any of the shares of this Corporation shall, as such holder, have any right to purchase or subscribe for any shares of any class which the Corporation may issue or sell, whether or not such shares are exchangeable for any shares of the Corporation of any other class or classes, and whether such shares are issued out of the number of shares authorized by this First Amended and Restated Certificate of Incorporation of the Corporation, or by any amendment thereof, or out of shares of the Corporation acquired by it after the issue thereof; nor shall any holder of any shares of the Corporation, as such holder, have any right to purchase or subscribe for any obligations which the Corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the Corporation of any class or classes, or to which shall be attached or shall appertain to any warrant or warrants or any other instrument or instruments that shall confer upon the holder thereof the right to subscribe for, or purchase from the Corporation any shares of any class or classes.

         SIXTH:   The Corporation shall have perpetual existence.

         SEVENTH:  Whenever a compromise or arrangement is proposed between this

Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agrees to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

         (a) The business of the Corporation shall be conducted by the officers of the Corporation under the supervision of the Board.

         (b) The number of directors which shall constitute the whole Board shall be fixed by, or in the manner provided in, the By-Laws. No election of Directors need be by written ballot.

         (c) Cumulative voting with respect to the election of directors is not permitted.

         (d) The Board shall consist of a classified board, divided into three classes, and the members of each class shall be elected to serve staggered three-year terms.

         (e) A member of the Board may be removed from office only for cause by vote of the holders of seventy-five percent (75%) of the outstanding shares of the capital stock of the Corporation, and only after reasonable notice and opportunity to be heard before the stockholders proposing to remove him.

         (f) A majority vote by the Board or a vote by the holders of at least seventy-five percent (75%) of the outstanding shares of capital of the Corporation is required to adopt, amend or repeal the By-Laws of the Corporation at any time after the date of this First Amended and Restated Certificate of Incorporation.

         NINTH:  (a) The  corporation  may, to the fullest  extent  permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said election, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this paragraph (b) of this Article Tenth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment.

         TENTH: Any action required or permitted to be taken by the stockholders of the Corporation may be taken only at a duly called annual or special meeting of the stockholders, and not by written consent in lieu of such a meeting, in which such action is properly brought before such meeting. Special meetings of stockholders may be called only by the President, or a majority of the Board.

         ELEVENTH: From time to time, subject to the provisions of this First Amended and Restated Certificate of Incorporation, any of the provisions of this Amended and Restated Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Amended and Restated Certificate of incorporation are granted subject to the provisions of this Article Eleventh, provided that the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding voting stock of the Corporation shall be required to amend or repeal the provisions of Articles EIGHT, TENTH, or ELEVENTH of this First Amended and Restated Certificate of Incorporation.

         Signed on the 8th day of November, 2006.


                           -------------------------------------------------
                           Robert Agresti, President and Chief Executive Officer

                                                                       Exhibit B

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN


1. PURPOSE AND ELIGIBILITY. The purpose of this 2006 Equity Incentive Plan (the "Plan") of Summit Global Logistics, Inc., a Delaware corporation (the
"COMPANY") is to provide stock options, stock issuances and other equity interests in the Company (each, an "AWARD") to (a) Employees, officers, Directors, consultants, independent contractors, and advisors of the Company or any Parent or Subsidiary thereof, and (b) any other Person who is determined by the Committee of the Board of Directors of the Company (the "BOARD") to have made (or is expected to make) contributions to the Company or any Parent or Subsidiary thereof. Any person to whom an Award has been granted under the Plan is called a "PARTICIPANT." Additional definitions are contained in Section 2 and certain other Sections of the Plan.

2.       CERTAIN DEFINITIONS.

         a. "AFFILIATE" shall mean

                  i. any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company; or

                  ii. any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

         b. "BASE SALARY" shall mean a Participant's "Base Salary" as such term is defined in the Employment Agreement.

         c. "BUSINESS ENTITY" shall mean (i) the Company or (ii) any Parent or Subsidiary thereof.

         d. "BUSINESS ENTITY LOCATION" means a Business Entity office consisting of one or more buildings within 25 miles of each other.

         e. "CAUSE" shall mean, "Cause," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, Cause shall mean, as determined by the Committee in its sole discretion, the Participant's

                  i. material act of dishonesty with respect to the Business Entity that employs the Participant;

                  ii. conviction for a felony, gross misconduct that is likely to have a material adverse effect on the business and affairs of the Business Entity that employs the Participant; or

                  iii. other misconduct, such as excessive absenteeism or failure to comply with the rules of the Business Entity that employs the Participant.

         f. "CHANGE IN CONTROL" shall mean the occurrence of the first step, including, but not limited to, commencement of negotiations, in a process that results in any one of the following events:

                  i. the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of 20% or more of the (A) then outstanding voting stock of the Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

                  ii. an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

                  iii. the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

                  iv. a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

                  v. a reorganization, merger, or consolidation in which the Company is a party;

                  vi.      the   sale,   exchange,   or   transfer   of  all  or
                           substantially all of the assets of the Company;

                  vii. the bankruptcy, liquidation or dissolution of the Company; or

                  viii. any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

         g. "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         h. "COMMITTEE" shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, in the case of any Award granted to any Participant who is a "covered employee" within the meaning of Section 162(m), the Committee shall consist of two or more members of the Board who are "outside directors" within the meaning of such Section.

         i. "COMMON STOCK" shall mean the common stock of the Company, par value of $.001 per share.

         j. "COMPANY" shall mean Summit Global Logistics, Inc., and any successor thereto, and, for purposes of Awards other than Incentive Stock Options, shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

         k. "CONTROL" (including the terms "Controlled by" and "under common Control with") shall mean the possession, directly or indirectly, or as a trustee or executor, of the power to direct or cause the direction of the management of a Person, whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

         l. "DESIGNATED BENEFICIARY" shall mean the beneficiary designated by a Participant, in accordance with Section 15h hereof, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         m. "DETERMINATION PERIOD" shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under
Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

         n. "DIRECTOR" shall mean a member of the Board or the board of directors of a Parent or Subsidiary who is not an Employee.

         o. "DIRECTOR'S AGREEMENT" shall mean the Participant's agreement with the Company or any Parent or Subsidiary thereof to serve as a non-Employee director of such Business Entity.

         p. "DISABILITY" shall mean any physical or mental condition which renders the Participant incapable of performing his or her essential functions and duties as an Employee for a continuous period of at least 180 days, as determined in good faith by a physician appointed by the Business Entity that employs the Participant.

         q. "EFFECTIVE DATE" shall mean the date specified in Section 15c hereof.

         r. "EMPLOYEE" shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such on the payroll records of such entity.

         s. "EMPLOYMENT AGREEMENT" shall mean the Participant's employment agreement with the Business Entity that employs him or her as in effect as of the Effective Date.

         t. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         u. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         v.  "GOOD  REASON"  shall  mean  "Good   Reason,"  as  defined  in  the
Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, shall mean:

                  i. without the Participant's prior written consent, any material diminution in the Participant's authority, duties or responsibilities, including those pertaining to his or her status as a director, if applicable, provided, however, that prior to any termination pursuant to this Section 2ui., the applicable Business Entity must be given notice by the Participant of his/her objection to such material diminution and no less than 20 days to cure the same;

                  ii. any failure by the Business Entity to pay the Participant any portion of the Base Salary to which the Participant is entitled under Section 2b or any payments to which the Participant is entitled under his or her employment agreement, if applicable, provided, however, that prior to any termination on account of the non-payment of Base Salary, the Business Entity must be given no less than 30 days to cure the same;

                  iii. without the Participant's prior written consent, the relocation of the principal place of the Participant's employment to a location more than 30 miles from the Business Entity Location where the individual was working immediately prior to the relocation; or

                  iv. a material breach by the Company of any of the material provisions of this Plan, provided, however, that prior to any termination pursuant to this
                           Section 2uiv., the applicable Business Entity must be given notice by the Participant of such acts or omissions and no less than 20 days to cure the same.

         w. "PARENT" shall mean, in the case of an Incentive Stock Option, a "parent corporation," within the meaning of Section 424(e) of the Code, with respect to the Company, and in all other instances, an entity, directly or indirectly, in Control of the Company.

         x. "PERFORMANCE  PERIOD" shall mean a one (1), two (2), three (3), four
(4) or five (5) fiscal or calendar year or other 12 consecutive month period for which performance goals are established pursuant to Article IV.

         y. "PERSON" shall mean a person within the meaning of Section 3(a)(9) of the Exchange Act.

         z. "PLAN" shall mean the Summit Global Logistics, Inc., 2006 Equity Incentive Plan, as set forth herein, as it may be amended from time to time.

        aa. "QUALIFIED SUCCESSOR" shall mean have the meaning ascribed thereto in the Employment Agreement or Director's Agreement, as applicable. If such terms does not appear in the Employment Agreement or Director's Agreement, all Plan provisions in respect of a Qualified Successor shall be null and void with respect to the affected Participant.

        bb.   "RETIREMENT"   shall   mean  the  voluntary   termination  of  the
Participant at any time on or after attaining age 65.

        cc. "SUBSIDIARY" shall mean, in the case of an Incentive Stock Option, a "subsidiary corporation," within the meaning of Section 424(f) of the Code, with respect to the Company, and in all other instances, an entity, directly or indirectly, Controlled by the Company.

        dd. "VESTING PERIOD" shall mean a continuous period of time pursuant to which an Award is partially or fully forfeitable to the Company.

3.       ADMINISTRATION.

         a. GENERAL. The Plan shall be administered by the Committee. The Committee, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award.

         b. POWERS AND RESPONSIBILITIES. Subject to the express limitations of the Plan, the Committee shall have the following discretionary powers, rights and responsibilities, in addition to those described in Section 3a.:

                  i. to construe and determine the respective Stock Option Agreements, other Agreements, Awards and the Plan;

                  ii. to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards;

                  iii. to determine the extent to which Award vesting schedules shall be accelerated or Award payments made to, or forfeited by, a Participant in the event of (A) the
                           Participant's termination of employment with the Company or any Parent or Subsidiary thereof due to Disability, Retirement, death, Good Reason, Cause or other reason, or (B) a Change in Control of the Company;

                  iv.      to  determine   the  terms  and   provisions  of  the
                           respective Stock Option Agreements, other Agreements and Awards, which need not be identical;

                  v. to grant Awards to Participants based upon the attainment of performance goals that do not constitute "objective performance goals" within the meaning of Section 162(m);

                  vi.      to   grant   Awards   that  are   Options   or  Stock
                           Appreciation Rights based solely upon a Vesting Schedule; and

                  vii.     to make all other  determinations  in the judgment of
                           the   Committee   necessary  or  desirable   for  the
                           administration and interpretation of the Plan.

                  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, other Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement, other Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Committee shall be final and binding on all interested persons. Neither the Company nor any member of the Committee shall be liable for any action or determination relating to the Plan.

         c. DELEGATION OF POWER. The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer of the Company or other executive officer of the Company or, with respect to a Subsidiary, the shareholders of such Subsidiary, as the Committee deems appropriate. Notwithstanding the foregoing, with respect to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period,
(ii) establish performance goals and Awards for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, "Committee" shall mean two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code. No member of the Committee may make any decisions under this Plan whatsoever in respect of an Award to be granted to such member.

4.       PERFORMANCE GOALS AND OTHER CRITERIA.

         a. ROLE OF COMMITTEE. The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or
(ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Award. Notwithstanding any provision of this Plan to the contrary, Awards that are Options or Stock Appreciation Rights may be granted solely on the basis of a Vesting Schedule, and without regard to performance or any other criteria.

         b. PERFORMANCE FACTORS. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, new business development or acquisition, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

         c. PARTICIPANTS WHO ARE COVERED EMPLOYEES. With respect to Participants who are "covered employees" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, are likely to be covered employees at any time during the applicable Performance Period, an Award other than an Option or a Stock Appreciation Right may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). For this purpose, the factors listed in Section 4.1b shall be deemed to be compliant with the requirements of such Treasury Regulation.

         d. PARTICIPANTS WHO ARE NOT COVERED EMPLOYEES. Notwithstanding any provision of this Plan to the contrary, with respect to Participants who are not "covered employees" within the meaning of Section 162(m) of the Code and who, in the Committee's judgment, are not likely to be covered employees at any time during the applicable Performance Period, the performance goals established for the Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2), and the Committee may grant Awards without regard to the need for satisfaction of any performance goals whatsoever and/or without reference to any particular Performance Period.

Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion, and the Committee may grant Awards subject only to the requirement of satisfying the applicable Vesting Period. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

         e. APPLICABILITY OF SECTION RULE 16B-3. Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules ("RULE 16B-3"), such that all subsequent grants of Awards hereunder to Reporting Persons, as hereinafter defined, shall be exempt under such rule. Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a "REPORTING PERSON").

5.       STOCK AVAILABLE FOR AWARDS.

         a. NUMBER OF SHARES. Subject to adjustment under Section 5c, the aggregate number of shares of Common Stock of the Company that may be issued pursuant to the Plan is the Available Shares (as defined on the last page). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         b. PER-PARTICIPANT LIMIT. Subject to adjustment under SECTION 5C, no Participant may be granted Awards during any one fiscal year to purchase more than 250,000 shares of Common Stock.

         c. ADJUSTMENT TO COMMON STOCK. Subject to Section 13, in the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit and (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option and Stock Appreciation Right shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

6.       STOCK OPTION AWARDS.

         a. GENERAL.  The  Committee may grant options to purchase  Common Stock
(each, an "OPTION") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement (collectively, a "STOCK OPTION AGREEMENT").

         b. INCENTIVE STOCK OPTIONS. An Option that the Committee intends to be an incentive stock option (an "INCENTIVE STOCK OPTION") as defined in Section 422 of the Code, as amended, or any successor statute ("SECTION 422"), shall be granted only to an Employee and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Committee, the Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "NONSTATUTORY STOCK OPTION" or "NONQUALIFIED STOCK OPTION."

         c. DOLLAR LIMITATION. For so long as the Code shall so provide, Options granted to any Employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below and determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Committee, Options shall be taken into account in the order granted, and the Committee may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

         d. EXERCISE PRICE. The Committee shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement; provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock on the date of grant; and provided, further, however, that, except as may be required under SECTION 5C, the Committee may not reduce, directly or indirectly, at any time following the grant of the Option, the exercise price per share of Common Stock underlying the Option to a level below the Fair Market Value per share of Common Stock on the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

         e. TERM OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Stock Option Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant. The term of any Nonqualified Stock Option may not be more than ten (10) years from the date of grant.

         f. EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 6g and the Stock Option Agreement for the number of shares for which the Option is exercised.

         g. PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option shall be paid for by delivery of an irrevocable and unconditional undertaking by a creditworthy broker (selected by the Participant and otherwise without the financial involvement of the Company) to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price (each, a "CASHLESS EXERCISE"). Settlement of an Option shall be made solely in cash.

         h. ACCELERATION, EXTENSION, ETC. The Committee may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

         i. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "FAIR MARKET VALUE" shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee after taking into consideration all factors which it deems appropriate.

7.       RESTRICTED COMPENSATION SHARE AWARDS.

         a. GRANTS. The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) restrictions on transfer as set forth in the applicable Award instrument and (ii) forfeiture unless and until all specified employment, vesting and/or performance conditions, as set forth in the applicable Award instrument, are met (such shares of Common Stock, "RESTRICTED COMPENSATION SHARES," and each such Award, a "RESTRICTED COMPENSATION SHARE AWARD").

         b. TERMS AND CONDITIONS. The Committee shall determine the terms and conditions of any such Restricted Compensation Share Award. Any stock certificates issued in respect of a Restricted Compensation Share Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). Restricted Compensation Share Awards shall be issued for no cash consideration or such minimum consideration as may be required by law. After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the Designated Beneficiary.

8.       RESTRICTED COMPENSATION SHARE UNIT AWARDS.

         a. GRANT. The Committee may grant Awards entitling recipients to the right to acquire, at some time in the future, Restricted Compensation Shares, subject to such other conditions as the Committee may prescribe in the applicable Award Agreement (each such Award, a "RESTRICTED COMPENSATION SHARE UNIT AWARD"). Restricted Compensation Share Unit Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

         b. TERMS AND CONDITIONS. The Committee shall determine the terms and conditions of any such Restricted Compensation Share Unit Award. No stock certificates shall be issued in respect of a Restricted Compensation Share Unit Award at the time of grant. However, upon exercise, the Company (or the Company's counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

9.       STOCK APPRECIATION RIGHT AWARDS.

         a. GRANT. The Committee may grant Awards entitling recipients to the right to acquire, at some time in the future, upon exercise, one or more shares of Common Stock, in an amount equal to the product of (i) the excess of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the exercise price per share set forth in the applicable Award Agreement and
(ii) the number of shares of Common Stock with respect to which the right is exercised, subject to such other conditions as the Committee may prescribe in the applicable Award Agreement (each, a "STOCK APPRECIATION RIGHT AWARD"). Stock Appreciation Right Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

         b. TERMS. The Committee shall determine the terms and conditions of any such Stock Appreciation Right Award. A Stock Appreciation Right Award may be issued either in tandem with, or by reference to, an Option (each such Award, a "TANDEM SAR") or not so issued (each such Award, a "FREE-STANDING SAR"). It is the intention of the Committee that the exercise of Tandem SARs assist the recipient of an Option with the ability to pay applicable taxes with respect to the exercise of an Option and the SARs themselves. The exercise price of a Tandem SAR shall be the exercise price per share of the related Option. The exercise price of a Free-Standing SAR shall be determined by the Committee in its sole discretion; provided, however, that exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; and provided, further, however, that, except as may be required under
SECTION 5C, the Committee may not reduce, at any time following the grant of the Free-Standing SAR, the exercise price per share of Common Stock underlying such Free-Standing SAR to a level below the Fair Market Value per share of Common Stock on the date of grant. No stock certificates shall be issued in respect of a Stock Appreciation Right Award, and such Award shall be reflected merely in book entry form on the Company's books and records. A Stock Appreciation Right Award may be settled only in cash.

10.      PERFORMANCE SHARE AWARDS

         a. GRANTS. The Committee may grant Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals within a specified Performance Period, which shares may or may not be Restricted Compensation Shares, subject to such other conditions as the Committee may prescribe in the applicable Award (each such share of Common Stock, a "PERFORMANCE SHARE," and each such Award, a "PERFORMANCE SHARE AWARD"). Performance Share Awards are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

         b. TERMS AND CONDITIONS. The Committee shall determine the terms and conditions of any such Performance Share Award. Unless otherwise determined by the Committee, the payment value of the Performance Share Awards shall be based upon the Fair Market Value of the Common Stock underlying such Award on the date the Performance Shares are earned or on the date the Committee determines that the Performance Shares have been earned. The Committee shall establish performance goals for each Performance Period for the purpose of determining the extent to which Performance Shares awarded for such cycle are earned. As soon as administratively practicable after the end of a performance cycle, the Committee shall determine the number of Performance Shares which have been earned in relation to the established performance goals. No stock certificates shall be issued in respect of a Performance Share Award at the time of grant unless the Performance Shares are Restricted Compensation Shares, in which case the rules of Section 9b with respect to the issuance of certificates shall apply. However, upon the lapse of all applicable restrictions, the Company (or the Company's counsel as its designee) shall deliver stock certificates to the Participant or, if the Participant has died, to the Designated Beneficiary.

11.      AWARD SHARES

         a. GRANTS. The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Committee shall determine in the applicable Award Agreement (each such Award, an "AWARD SHARE.") Award Shares are subject to forfeiture unless and until all specified Award conditions are met, as determined by the Committee and set forth in the particular Agreements applicable to such Awards.

         b. TERMS AND CONDITIONS. The Committee shall determine the terms and conditions of any such Award Share. Award Shares shall be issued for no cash consideration or such minimum consideration as may be required by law. When paid, the Company (or the Company's counsel as its designee) shall deliver stock certificates for the Award Shares to the Participant or, if the Participant has died, to the Designated Beneficiary.

12. OTHER STOCK-BASED AWARDS. The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of securities convertible into Common Stock and the grant of phantom stock awards or stock units.

13.      GENERAL PROVISIONS APPLICABLE TO AWARDS.

         a. TRANSFERABILITY OF AWARDS. Except as the Committee may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Committee may otherwise determine or provide in an Award, that Nonstatutory Options and Restricted Compensation Share Awards may be transferred pursuant to a qualified domestic relations order (as defined in ERISA) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Compensation Share Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         b. DOCUMENTATION. Each Award under the Plan shall be evidenced by a written instrument (each, an "AGREEMENT") in such form as the Committee shall determine or as executed by an officer of the Company pursuant to authority delegated by the Committee or Board. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

         c. COMMITTEE DISCRETION. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly.

         d. ADDITIONAL AWARD PROVISIONS. The Committee may, in its sole discretion, include additional provisions in any Stock Option Agreement, Restricted Compensation Share Award or other Award granted under the Plan, including without limitation restrictions on transfer, commitments to pay cash bonuses, to make, arrange for or guaranty loans (subject to compliance with SECTION 13M) or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

         e. TERMINATION OF STATUS. The Committee shall determine the effect on an Award of the Disability, death, Retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options. Such determination shall be reflected in the applicable Award Agreement.

         f. CHANGE IN CONTROL OF THE COMPANY.

                  i. Unless otherwise expressly provided in the applicable Agreement, in connection with the occurrence of a Change in Control, the Committee shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Committee shall specify), take one or any combination of the following actions:

                           A. make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Committee deems appropriate, the fair market value of which (as determined by the Committee in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Award immediately preceding the Change in Control;

                           B. accelerate the date of exercise or vesting of such Award;

                           C. permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation;

                           D. provide for the repurchase of the Award for an amount equal to the difference of (x) the consideration received per share for the
                                    securities   underlying  the  Award  in  the
                                    Change  in  Control  minus (y) the per share
                                    exercise  price  of  such  securities.  Such
                                    amount
                                    shall  be  payable  in cash or the  property
                                    payable  in respect  of such  securities  in
                                    connection  with the Change in Control.  The
                                    value   of  any  such   property   shall  be
                                    determined   by   the   Committee   in   its
                                    discretion; or

                           E. provide for the termination of such Award immediately prior to the consummation of the Change in Control; provided that no such termination will be effective if the Change in Control is not consummated.

         g. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Committee, be made subject to and conditioned upon the consummation of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

         h. ASSUMPTION OF AWARDS UPON CERTAIN EVENTS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

         i. PARACHUTE PAYMENTS AND PARACHUTE AWARDS. Notwithstanding the provisions of SECTION 13F, but subject to any contrary provisions in a Participant's employment agreement with the Company or any Parent or Subsidiary thereof, if, in connection with a Change in Control, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the Company shall pay the Participant an amount equal to the tax under Section 4999.

         j. AMENDMENT OF AWARDS. The Committee may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         k. CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations. Notwithstanding any provision of the Plan to the contrary, in no event may an Option or Stock Appreciation Right be settled in a form other than cash.

         l. ACCELERATION. The Committee may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Compensation Share Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

         m. SARBANES-OXLEY ACT COMPLIANCE. Notwithstanding any provision of the Plan to the contrary, the Committee, in accordance with any applicable rules or regulations promulgated by the Securities and Exchange Commission (the "SEC") and/or the United States Department of Labor, shall (i) notify in a timely manner each Participant who is a Reporting Person of any transaction occurring under the Plan that requires reporting by the Reporting Person on SEC Form 4 or 5 as applicable, each as revised pursuant to changes to Exchange Act Rule 16a-3, 16a-6 or 16a-8, as applicable, made by Sarbanes-Oxley Act of 2002, P.L. No. 107-204 (the "ACT"); (ii) otherwise comply with all notice, disclosure and reporting requirements applicable to the Program pursuant to such Act; and (iii) prohibit the making or guaranteeing of loans under Section 8c of this Program to the extent necessary to comply with Section 402 of the Act.

14. TAXES/CODE 409A. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options or other Awards under the Plan, the purchase of shares subject to the Award or the grant of Common Stock free and clear of any restrictions thereon. Notwithstanding anything herein to the contrary, to the extent a delay in payment or other modification to this Plan or an Agreement is required as determined in the opinion of Company's tax advisors to prevent the imposition of an additional tax to the recipient under
Section 409A of the Code, then such payment shall not be made until the first date on which such payment is permitted or other modifications shall be made to comply with Section 409A and interpretive guidance issued thereunder.

15.      MISCELLANEOUS.

         a. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

         b. NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no

Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

         c. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the later of the date on which it is adopted by the Committee or the date on which it is approved by the Company's shareholders (the "Effective Date). No Awards shall be granted under the Plan after the completion of ten years from the Effective Date, but Awards previously granted may extend beyond that date. Notwithstanding any provision of this Plan to the contrary, if the Company has executed a definitive acquisition or similar agreement pursuant to which a Change in Control will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Change in Control.

         d. AMENDMENT OF PLAN. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

         e. NO TRUST FUND OR ERISA PLAN CREATED. Neither the Plan nor any Award granted thereunder shall create or be construed as creating a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant, Designated Beneficiary or any other person. To the extent that any Participant, Designated Beneficiary or any other person acquires any Award under the Plan, his or her rights with respect thereto shall be not greater than the rights of any unsecured general creditor of the Company. The Plan is not intended to constitute any type of plan, fund or program providing retirement income or resulting in the deferral of income for periods extending to the termination of employment of beyond, and ERISA shall not apply to the Plan. No provision of this Plan shall be construed as subjecting any portion of the Plan to any requirements of ERISA.

         f. ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Participant and the Company in connection with this Plan shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law, except to the extent such law is preempted by ERISA.

                  i. QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

                  ii. POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

                  iii. EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         g. GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of New Jersey, without regard to any applicable conflicts of law.

         h. DESIGNATION OF BENEFICIARY. A Participant may file with the Committee a written designation of one or more persons as such Participant's Designated Beneficiary or Designated Beneficiaries. Each beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award shall be payable to the Participant's estate.

APPROVALS
2006 EQUITY INCENTIVE PLAN:

Available Shares:

(1) Incentive Stock Options                                     851,000
                                                             ----------
(2) Non-Qualified Stock Options                                 548,500
                                                             ----------
(3) Total for Options                                         1,400,000
(4) Restricted Compensation Shares                              233,500
                                                             ----------

Total                                                         1,633,500
Adopted  by the  Compensation  Committee  of the  Board  of
Directors on:                                                   November 8, 2006
Approved by the Stockholders on:                                November 8, 2006

                                                                       Exhibit C

                          SUMMIT GLOBAL LOGISTICS, INC.

                   2007 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                       ARTICLE I - PURPOSE; EFFECTIVE DATE

         1.1 PURPOSE. The purpose of this SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (hereinafter, the "Plan") is to permit a select group of management or highly compensated employees of Summit Global Logistics, Inc. (and its selected subsidiaries and/or affiliates) to defer the receipt of income which otherwise would become payable to them. It is intended that this Plan, by providing these eligible employees an opportunity to defer the receipt of income, will assist the Company (as hereinafter defined) in retaining and attracting individuals of exceptional ability by providing them with an additional opportunity to save for retirement beyond Code (as hereinafter defined) limitations imposed on qualified retirement plans. This Plan is intended to be "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         1.2 EFFECTIVE DATE. This Plan shall be effective as of January 1, 2007. It is the intent that all of the amounts deferred and benefits provided under this Plan will comply with the terms of Section 409A of the Code and interpretive guidance issued thereunder.

         1.3 UNFUNDED PLAN. This plan is an unfunded top-hat plan maintained primarily to provide deferred compensation benefits for a "select group of management or highly-compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

                            ARTICLE II - DEFINITIONS

         For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

         2.1 ACCOUNT(S). "Account(s)" means the notional account or accounts maintained on the books of the Company used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets. Account(s) shall be deemed to exist from the time amounts are first credited to such Account(s) until such time that the entire Account balance has been distributed in accordance with this Plan. The Accounts available for each Participant shall be identified as:

                  (a) DEFERRAL ACCOUNT;

                  (b) IN-SERVICE ACCOUNT; AND,

                  (c) RETENTION ACCOUNT.

         2.2 BENEFICIARY. "Beneficiary" means the person, persons or entity as designated by the Participant, entitled under Article VI to receive any Plan benefits payable after the Participant's death.

         2.3 BOARD. "Board" means the Board of Directors of the Company.

         2.4 CHANGE OF CONTROL. "Change of Control" means:

                  (a) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as defined and determined under Section 409A(a)(2)(A)(v) of the Code (or its successor provisions), Treasury Notice 2005-1 and Proposed Treasury Regulation 1.409A-1 and any further interpretive guidance issued thereunder. Without in any way limiting the scope of the preceding sentence, a Change of Control shall be deemed to occur on the date upon which one of the following events occurs:

                           i.  any one person (as such term is used in  Sections
13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or more than one person acting as a group (as determined under applicable Treasury regulations), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of either the total fair market value or total voting power of the stock of the Company (except that the acquisition of additional control of the Company by the same person or persons during such 12-month period is not considered to cause a change in control of the Company); or

                           ii.  any  one  person  (as  such  term is used in the
Exchange Act), or more than one person acting as a group (as determined under applicable Treasury regulations), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35% or more of the total voting power of the Company (except that the acquisition of additional control of the Company by the same person or persons during such 12-month period is not considered to cause a change in control of the Company); or

                           iii. a majority  of members of the Board is  replaced
during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

                           iv.  any  one  person  (as  such  term is used in the
Exchange Act), or more than one person acting as a group (as determined under applicable Treasury regulations), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

         2.5 CODE. "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

         2.6  COMMITTEE.   "Compensation   Committee"   means  the  Compensation
Committee appointed by the Board to administer the Plan pursuant to Article VII.

         2.7 COMPANY. "Company" means Summit Global Logistics, Inc., a New Jersey corporation or any successor to the business thereof; provided, however, that for purposes of eligibility to participate in the Plan and employment status, Company shall include any directly or indirectly affiliated subsidiary corporations, any other affiliate designated by the Board.

         2.8 COMPENSATION. "Compensation" means the base salary payable to Participant and bonus or incentive compensation earned by a Participant with respect to employment services performed for the Company by the Participant and considered to be "wages" for purposes of federal income tax withholding. For purposes of this Plan only, Compensation shall be calculated before reduction for any amounts deferred by the Participant pursuant to the Company's tax qualified plans which may be maintained under Section 401(k) or Section 125 of the Code but shall exclude "wages" associated with the exercise of stock options by the Participant or income arising from other equity instruments (e.g., stock units, restricted stock units or restricted stock) awarded to a Participant. Inclusion of any other forms of compensation, including commissions payable, is subject to Committee approval.

         2.9 DEFERRAL ELECTION. "Deferral Election" means an irrevocable written commitment made by a Participant to defer a portion of his/her Compensation as set forth in Article III, and as permitted by the Committee in its sole discretion. The Deferral Election shall apply to each payment of salary and/or bonus payable to a Participant, and shall specify the Account or Accounts to which the Compensation deferred shall be credited. Such designation shall be made in the form of a whole percentage or an exact stated dollar amount. Such Deferral Election shall be made on an Election Form and at a time deemed acceptable to the Committee. A Deferral Election with respect to any bonus or incentive compensation which is based on services performed over a period of at least twelve (12) months shall be made no later than six (6) months prior to the end of such performance period.

         2.10 DEFERRAL PERIOD. "Deferral Period" means each calendar year, except that if a Participant first becomes eligible after the beginning of a calendar year, the initial Deferral Period shall be the date the Participant first becomes eligible to participate in this Plan through and including December 31st of that calendar year. For purposes of deferrals related to Participant's annual bonus or other incentive based compensation, "Deferral Period" shall mean the Company's Fiscal Year.

         2.11 DETERMINATION DATE. "Determination Date" means each business day.

         2.12 DISABILITY. "Disability" means the Participant is: (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement or other disability benefits for a period of not less than 3 months under an accident and health plan covering employees of the participant's employer.

         2.13 DISTRIBUTION ELECTION. "Distribution Election" means the form of payment for benefits payable from each Account under this Plan, as elected by the Participant on an Enrollment Form prescribed by the Committee.

         2.14 FINANCIAL HARDSHIP. "Financial Hardship" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant, provided, that such financial hardship may not be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not cause severe financial hardship, or by cessation of deferrals under the Plan. The determination of whether a Financial Hardship exists shall be subject to and determined in accordance with relevant tax guidance issued under Section 409A of the Code.

         2.15 INTEREST. "Interest" means the amount credited to or charged against a Participant's Account(s) on each Determination Date, which shall be based on the Valuation Funds chosen by the Participant as provided in Section 2.21, below and in a manner consistent with Section 4.3, below. Such credits or charges to a Participant's Account may be either positive or negative to reflect the increase or decrease in value of the Account in accordance with the provisions of this Plan.

         2.16 PARTICIPANT. "Participant" means any individual who is eligible, pursuant to Section 3.1, below, to participate in this Plan, and who either, has elected to defer Compensation under this Plan in accordance with Article III, below, or who is determined by the Committee in its sole discretion as being eligible to receive a Retention Contribution under this Plan. Such its individual shall remain a Participant in this Plan for the period of deferral, or credit, and until such time as all benefits payable under this Plan have been paid in accordance with the provisions hereof.

         2.17 PLAN. "Plan" means this Supplemental Executive Retirement Plan as amended from time to time.

         2.18 QUALIFIED PLAN. "Qualified Plan" means the defined contribution or 401(k) plan in which the Participant participates.

         2.19 RETENTION CONTRIBUTION. "Retention Contribution" means the annual discretionary contribution, if any, made by the Company to the Participant's Retention Account under Section 4.5, below.

         2.20 RETIREMENT. "Retirement" means the termination of a Participant's employment with the Company, for reasons other than death or Disability, on or after the earlier of: (a) attainment of age 55 with at least ten (10) years of continuous service with the Company; or (b) attainment of age sixty-five (65).

         2.21 SPECIFIED EMPLOYEES. "Specified Employees" means key employees, as defined in Section 416(i) of the Code without regard to paragraph (5) thereof, of the Company.

         2.22 VALUATION FUNDS. "Valuation Funds" means one or more of the hypothetical investment funds or indices managed by an investment manager that are selected by the Committee. These Valuation Funds are used solely to calculate the Interest that is credited to each Participant's Account(s) in accordance with Article IV, below, and not represent, nor should they be interpreted to convey any beneficial interest or ownership on the part of the Participant in any asset or other property of the Company. Participants may allocate their Account(s) between Valuation Funds. Exhibit A attached hereto sets forth the available Valuation Funds which may be amended from time to time in the sole and absolute discretion of the Committee.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY AND PARTICIPATION.

                  (a) ELIGIBILITY. Eligibility to participate in the Plan shall be limited to those senior management employees of the Company who have annual compensation equal to or in excess of $220,000 or who are designated as eligible to participate by the Committee from time to time.

                  (b) PARTICIPATION. An individual's participation in the Plan shall be effective upon notification to the individual by the Committee or its designee of his/her eligibility to participate, and the earlier of a contribution under this Plan being made on behalf of the Participant by the Company or the completion and submission of an Enrollment Form, Allocation Form, and a Distribution Election to the Committee no later than fifteen (15) days prior to the beginning of the Deferral Period.

                  (c) FIRST-YEAR PARTICIPATION. When an individual first becomes eligible to participate in this Plan, a Deferral Election may be submitted to the Committee within thirty (30) days after the Committee notifies the individual of eligibility to participate. Such Deferral Election will be effective only with regard to Compensation earned and payable following submission of the Deferral Election to the Committee.

         3.2 FORM OF DEFERRAL ELECTION. A Participant may irrevocably elect to make a Deferral Election no later than fifteen (15) days prior to the beginning of the Deferral Period by submitting the Enrollment Form permitted by the Committee. The Deferral Election shall specify the following:

                  (a) DEFERRAL AMOUNTS; ACCOUNTS. A Deferral Election shall be made with respect to each payment of Compensation payable by the Company to a Participant during the Deferral Period, and shall designate the portion of each deferral that shall be allocated among either the Deferral or In-Service Accounts. In addition, no amounts shall be deferred into an In-Service Account once payments have commenced under the terms of this Plan and until such time as the entire Account Balance has been completely distributed. The Participant shall set forth the amount of his salary to be deferred as a whole percentage amount of Compensation, and with respect to the deferral of bonus Compensation, a stated dollar amount or a whole percentage amount above a stated dollar amount.

                  (b) ALLOCATION TO VALUATION FUNDS. The Participant shall specify in a separate form (known as the "Allocation Form") filed with the Committee, the Participant's initial allocation of the amounts deferred into each Account among the various available Valuation Funds.

                  (c) MAXIMUM DEFERRAL. The maximum amount of Compensation that may be deferred shall be no more than seventy-five percent (75%) of base salary and one hundred percent (100%) of annual bonus or incentive compensation.

         3.3 PERIOD OF COMMITMENT. Any Deferral Election made by a Participant with respect to Compensation shall remain in effect for the next succeeding Deferral Period, and shall remain in effect for all future Deferral Periods unless revoked or amended in writing by the Participant and delivered to the Committee no later than fifteen (15) days prior to the beginning of a subsequent Deferral Period, except that if a Participant suffers a Disability or terminates employment with Company prior to the end of the Deferral Period, the Deferral Period shall end as of the date of Disability or termination.

         3.4 MODIFICATION OF DEFERRAL ELECTION. Except as provided in Sections 3.3, above, and 5.5 below, a Deferral Election shall be irrevocable by the Participant during a Deferral Period.

         3.5 CHANGE IN STATUS. If the Committee determines that a Participant's employment performance is no longer at a level that warrants reward through participation in this Plan, but does not terminate the Participant's employment with Company, the Participant's existing Deferral Election shall terminate at the end of the Deferral Period, and no new Deferral Election may be made by such Participant after notice of such determination is given by the Committee, unless the Participant later satisfies the requirements of Section 3.1. If the Committee, in its sole discretion, determines that the Participant no longer qualifies as a member of a select group of management or highly compensated employees, as determined in accordance with the ERISA, and interpretive guidance issued thereunder the Committee may, in its sole discretion terminate any Deferral Election for that year, and prohibit the Participant from making any future Deferral Elections.

         3.6 DEFAULTS IN EVENT OF INCOMPLETE OR INACCURATE DEFERRAL ELECTIONS. In the event that a Participant submits a Deferral Election to the Committee that contains information necessary to the efficient operation of this Plan which, in the sole discretion of the Committee, is incomplete or inaccurate, the Committee shall be authorized to treat the incomplete or inaccurate Deferral Election as if the following elections had been made by the Participant, and such information shall be communicated to the Participant:

                  (a) If no Account is listed - treat as if the Deferral Account was elected;

                  (b) If Accounts listed equal less than 100% - treat as if the balance was deferred into Deferral Account;

                  (c) If Accounts listed equal more than 100% -proportionately reduce each Account to equal 100%;

                  (d) If In-Service Account is listed, but no deferrals can be made into that Account due to the fact that benefits are being paid from that In-Service Account, then the amounts elected to be deferred shall be credited to the Deferral Account during such period of payment, after which time the balance of the amounts elected to be deferred shall be credited to a subsequent In-Service Account with a distribution date as elected or as provided in sub-section (i), below;

                  (e) If no Valuation Fund is selected - treat as if the Money Market Fund was elected;

                  (f) If Valuation Fund(s) selected equal less than 100% - treat as if the Money Market Fund was elected for remaining balance;

                  (g) If Valuation Fund(s) selected equal more than 100% - proportionately reduce each Valuation Fund to equal 100%;

                  (h) If no Distribution Election is chosen -treat as if lump sum was elected for In-Service Account and treat as if three (3) year was elected for Deferral Account; and,

                  (i) If no time of payment is chosen for In-Service Account -treat as if the earliest possible date available under the provisions of
Section 5.3, below was elected.

                   ARTICLE IV - DEFERRED COMPENSATION ACCOUNT

         4.1 ACCOUNTS. The Compensation deferred by a Participant under the Plan, and Interest shall be credited to the Participant's Account(s) as selected by the Participant; any Retention Contributions and Interest thereon shall be credited to the Participant's Retention Account. Separate accounts may be maintained on the books of the Company to reflect the different Accounts chosen by the Participant, and the Participant shall designate the portion of each deferral that will be credited to each Account as set forth in Section 3.2(a), above. These Accounts shall be used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets.

         4.2 TIMING OF CREDITS; WITHHOLDING. A Participant's deferred Compensation shall be credited to each Account designated by the Participant as soon as administratively practical after the date the Compensation deferred would have otherwise been payable to the Participant. Any Retention Contributions shall be credited to the Retention Account as set forth in Section 4.5, below. Any withholding of taxes or other amounts with respect to deferred Compensation or other amounts credited under this Plan that is required by local, state or federal law shall be withheld from the Participant's corresponding non-deferred portion of the Compensation to the maximum extent possible, and any remaining amount shall reduce the amount credited to the Participant's Account in a manner specified by the Committee.

         4.3 VALUATION FUNDS. A Participant shall designate, at a time and in a manner acceptable to the Committee, one or more Valuation Funds for each Account for the sole purpose of determining the amount of Interest to be credited or debited to such Account. Such election shall designate the portion of each deferral of Compensation made into each Account that shall be allocated among the available Valuation Fund(s), and such election shall apply to each succeeding deferral of Compensation until such time as the Participant shall file a new election with the Committee. Upon notice to the Committee, Participants shall also be permitted to reallocate the balance in each Valuation Fund among the other available Valuation Funds as determined by the Committee. The manner in which such elections shall be made and the frequency with which such elections may be changed and the manner in which such elections shall become effective shall be determined in accordance with the procedures to be adopted by the Committee or its delegates from time to time. As of the Effective Date, such elections may be made on a daily basis electronically, and such elections shall become effective on the date made or the next available Determination Date.

         4.4 RETENTION CONTRIBUTIONS. Company may make a discretionary contribution to each eligible Participant's Retention Account as soon as is practical after the close of the Company's fiscal year, but in no event later than sixty (60) days following the close of such fiscal year. The amount of the credit shall be determined by the Committee in its sole discretion, and each year, the Committee shall have the discretion to increase or decrease the Retention Contribution from prior years, or to eliminate the contribution totally for any given year.

         4.5 DETERMINATION OF ACCOUNTS. Each Participant's Account as of each Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, adjusted as follows:

                  (a) NEW DEFERRALS. Each Account shall be increased by any deferred Compensation credited since such prior Determination Date in the proportion chosen by the Participant, except that no amount of new deferrals shall be credited to an Account at the same time that a distribution is to be made from that Account.

                  (b) COMPANY CONTRIBUTIONS. Each Account shall be increased by any Retention Contributions credited since such prior Determination as set forth above in sections 4.4 or as otherwise directed by the Committee.

                  (c) DISTRIBUTIONS. Each Account shall be reduced by the amount of each benefit payment made from that Account since the prior Determination Date. Distributions shall be deemed to have been made proportionally from each of the Valuation Funds maintained within such Account based on the proportion that such Valuation Fund bears to the sum of all Valuation Funds maintained within such Account for that Participant as of the Determination Date immediately preceding the date of payment.

                  (d) INTEREST. Each Account shall be increased or decreased by the Interest credited to such Account since such Determination Date as though the balance of that Account as of the beginning of the current month had been invested in the applicable Valuation Funds chosen by the Participant.

         4.6 VESTING OF ACCOUNTS. Each Participant shall be vested in the amounts credited to such Participant's Account and Interest thereon as follows:

                  (a) AMOUNTS DEFERRED. A Participant shall be one hundred percent (100%) vested at all times in the amount of Compensation elected to be deferred under this Plan to the Deferral Account and In-Service Account, if any, including any Interest thereon.

                  (b) RETENTION CONTRIBUTIONS. Each separate Retention Contribution, if any, to a Participant's Retention Account, including any Interest thereon, shall be 33.33% vested on the last day of the fiscal year immediately following the fiscal year to which the Retention Contribution is attributable, provided, that the Participant remains employed by the Company on such date, and vested in an additional 33.33% of such Retention Contribution on the last day of the second and third fiscal years, respectively, following the fiscal year to which the Retention Contribution is attributable, provided, that the Participant remains employed by the Company on each such date. If the Participant fails to remain employed with the Company through the vesting dates and the Retention Contribution is not otherwise vested as providing in the following sentence, then the unvested portion of the Retention Contribution and any Interest thereon shall be forfeited and returned to the Company. Notwithstanding the previous sentence or anything else herein to the contrary, a Participant's Retention Account shall (i) be one hundred percent (100%) vested upon the death or Disability of the Participant or a Change of Control or (ii) be one hundred percent (100%) vested as otherwise provided by the Committee in its sole discretion.

                  (c) STATEMENT OF ACCOUNTS. The Committee shall direct the Plan's third-party administrator to provide to each Participant a statement showing the balances in the Participant's Account on a quarterly basis.

                            ARTICLE V - PLAN BENEFITS

         5.1 DEFERRAL ACCOUNT. The vested portion of a Participant's Deferral Account shall be distributed to the Participant upon the termination of employment with the Company.

                  (a) TIMING OF PAYMENT. Subject to Section 5.7, benefits payable from the Deferral Account shall commence on or about the January 15th immediately following the date of the Participant's termination of employment, or if later forty-five (45) days following the Participant's termination of employment, and subsequent payments, if the form of payment selected provides for subsequent payments, shall be made on or about each succeeding January 15th.

                  (b) FORM OF PAYMENT. The form of benefit payment from the Deferral Account shall be that form selected by the Participant in the first
Deferral Election which designated a portion of the Compensation deferred be allocated to the Deferral Account, and as permitted pursuant to Section 5.8 below, except that if the Participant terminates employment prior to Retirement, in which event, the Deferral Account shall be paid in the form of a lump sum payment.

         5.2  RETENTION  ACCOUNT.   The  vested  portion  of  the  Participant's
Retention Account shall be distributed to the Participant upon the termination of employment with the Company.

                  (a) TIMING OF PAYMENT. Subject to Section 5.7, benefits payable from the Retention Account shall commence on or about the January 15th immediately following the date of the Participant's termination, or if later forty-five (45) days following the Participant's termination, and subsequent payments, if the Form of Payment selected provides for subsequent payments, shall be made on or about each succeeding January 15th .

                  (b) FORM OF PAYMENT. The form of benefit payment from the Retention Account shall be made in that form selected by the Participant in the Distribution Election set forth in the Enrollment Form filed with the Committee coincident with the initial crediting of amounts to the Retention Account, and as permitted pursuant to Section 5.8 below, except that if the Participant terminates employment prior to Retirement, in which event, the Retention Account shall be paid in the form of a lump sum payment.

         5.3  IN-SERVICE   ACCOUNT.   The  vested  portion  of  a  Participant's
In-Service Account shall generally be distributed to the Participant upon the date chosen by the Participant.

                  (a) TIMING OF PAYMENT. Subject to Section 5.7, benefits under this section shall be payable on or about January 15th of the year specified in the first Deferral Election which designated a portion of the Compensation deferred be allocated to the In-Service Account and subsequent payments. In no event shall the date selected be earlier than the first day of the sixth calendar year following the initial filing of the Deferral Election with respect to that In-Service Account. In the event that the Participant terminates employment with the Company prior to the date so specified, the benefits under this section shall commence as soon as administratively practical after termination of employment.

                  (b) FORM OF PAYMENT. The form of benefit payment from the In-Service Account shall be that form selected by the Participant pursuant to
Section 5.8, below, except that if the Participant terminates employment with the Company prior to the date so specified, then the In-Service Account shall be paid in the form of a lump sum payment. If the Form of Payment selected provides for subsequent payments, subsequent payments shall be made on or about each succeeding January 15th.

                  (c) CHANGE OF TIME AND/OR FORM OF PAYMENT. The Participant may, subsequently amend the form of payment or the intended date of payment to a date later than that date initially chosen, by filing such amendment with the Committee no later than twelve (12) months prior to the current date of payment. The Participant may file this amendment, provided that each amendment must provide for a payout under this paragraph at a date no earlier than five (5) years after the date of payment in force immediately prior to the filing of such request, and the amendment may not take effect for twelve (12) months after the request is made.

         5.4 DEATH BENEFIT. Upon the death of a Participant prior to the commencement of benefits under this Plan from any particular Account, the Company shall pay to the Participant's Beneficiary an amount equal to the vested Account balance in that Account in the form of a lump sum payment. In the event of the death of the Participant after the commencement of benefits under this Plan from any

Account, the benefits from that Account(s) shall be paid to the Participant's designated Beneficiary from that Account at the same time and in the same manner as if the Participant had survived.

         5.5 HARDSHIP DISTRIBUTIONS. Upon a finding that a Participant has suffered a Financial Hardship, the Committee shall terminate the existing Deferral Election, and/or make distributions from any or all of the Participant's Accounts. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs resulting from the Financial Hardship plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such Financial Hardship is or may be relieved through the reimbursement or compensation by insurance, or otherwise or by liquidation of the Participant's assets (to the extent that liquidation of such assets would not itself cause severe financial hardship). The amount of such distribution will not exceed the Participant's vested Account balances. If payment is made due to Financial Hardship, the Participant's deferrals under this Plan shall cease for the period of the Financial Hardship and for twelve (12) months thereafter. If the Participant is again eligible to participate, any resumption of the Participant's deferrals under the Plan after such twelve (12) month period shall be made only at the election of the Participant in accordance with Article III herein.

         5.6 CHANGE OF CONTROL DISTRIBUTIONS. Upon the occurrence of a Change of Control, Benefits payable from the Deferral and Retention Accounts shall be distributed to the Participant within forty-five (45) days following the Change of Control.

         5.7 DISABILITY DISTRIBUTIONS. Upon a finding that a Participant has suffered a Disability, the Committee may make distributions from any or all of the Participant's Accounts. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs resulting from the Disability.

         5.8 PAYMENT TO SPECIFIED EMPLOYEES. Payments of benefits from the Deferral Account, Retention Account and benefits payable from an In-Service Account caused by the termination of employment of a Participant who is determined to meet the definition of Specified Employee shall be payable as otherwise provided, except that the initial payment shall be made no earlier than the six (6) months following the termination of employment with the Company.

         5.9 FORM OF PAYMENT. Unless otherwise specified in this Article, the benefits payable from any Account under this Plan shall be paid in the form of benefit as provided below, and specified by the Participant in the Distribution Election applicable to that Account at the time of the initial deferral or credit to that Account. The permitted forms of benefit payments are:

                  (a) A lump sum amount which is equal to the vested Account balance; and

                  (b) Annual installments for a period of up to fifteen (15) years (or in the event of payment of the In-Service Account, a maximum of five
(5) years) where the annual payment shall be equal to the balance of the Account immediately prior to the payment, multiplied by a fraction, the numerator of which is one (1) and the denominator of which commences at the number of annual payment initially chosen and is reduced by one (1) in each succeeding year. Interest on the unpaid balance shall be based on the most recent allocation among the available Valuation Funds chosen by the Participant, made in accordance with Section 4.3, above.

         5.10 SMALL ACCOUNT. If the total of a Participant's vested, unpaid Account balance as of the time the payments are to commence from the Participant's Account is less than the minimum prescribed, the remaining unpaid, vested Account shall be paid in a lump sum, notwithstanding any election by the Participant to the contrary. Such minimums shall be $5,000 for any In-Service Account and $10,000 for any Deferral or Retention Account.

         5.11 WITHHOLDING; PAYROLL TAXES. Company shall withhold from any payment made pursuant to this Plan any taxes required to be withheld from such payments under local, state or federal law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the Code, or any successor provision thereto.

         5.12 PAYMENT TO GUARDIAN. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of the property, the Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Committee and Company from all liability with respect to such benefit.

         5.13 EFFECT OF PAYMENT. The full payment of the applicable benefit under this Article V shall completely discharge all obligations on the part of the Company to the Participant (and the Participant's Beneficiary) with respect to the operation of this Plan, and the Participant's (and Participant's Beneficiary's) rights under this Plan shall terminate.

         5.14 FORFEITURE. In the event a Participant is terminated for "cause", then his Retention Account shall be immediately forfeited without regard to whether or not he is vested or unvested in such Retention Account. For purposes of this Plan, "cause" shall mean (i) the Participant's material dishonesty including, without limitation, theft, fraud, embezzlement, financial misrepresentation or other similar behavior or action, in his dealings with or with respect to the Company or any affiliate thereof or entity with which the Company, or any parent or subsidiary of the Company, shall be engaged in or attempting to engage in commerce; (ii) the conviction of the Participant for, or the Participant's entry of a plea of guilty or nolo contendere to, the commission of a felony other than driving while intoxicated by, or driving while under the influence of, alcohol; or (iii) the material breach of any provision of this Agreement which is not cured to the extent possible, by the Participant within thirty (30) calendar days after written notice thereof from the Company to the Participant setting forth with reasonable specificity the nature of such breach. Notwithstanding anything in the Plan to the contrary, forfeiture for cause may not occur following a Change of Control.

                      ARTICLE VI - BENEFICIARY DESIGNATION

         6.1 BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate one (1) or more persons or entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's vested Account balance. Each Beneficiary designation shall be in a written form prescribed by the Committee and shall be effective only when filed with the Committee during the Participant's lifetime.

         6.2 CHANGING BENEFICIARY. Any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Committee.

         6.3 NO BENEFICIARY DESIGNATION. If any Participant fails to designate a Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

                  (a) The Participant's surviving spouse;

                  (b) The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves surviving issue, then such issue shall take by right of representation the share the deceased child would have taken if living; or

                  (c) The Participant's estate.

         6.4 EFFECT OF PAYMENT. Payment to the Beneficiary shall completely discharge the Company's obligations under this Plan.


                          ARTICLE VII - ADMINISTRATION

         7.1 COMMITTEE; DUTIES. This Plan shall be administered by the Compensation Committee, or the Senior Vice President of Human Resources acting as the Plan Administrator. References to the "Compensation Committee" in the Plan shall include the Senior Vice President of Human Resources acting in his capacity as Plan Administrator. The Committee or its designee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as they may arise in such administration. A majority vote of the Committee members shall control any decision.

         7.2 AGENTS. The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

         7.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

         7.4 INDEMNITY OF COMMITTEE. To the fullest extent permitted by the Company's Articles of Incorporation and By-Laws, the Company shall indemnify and hold harmless the members of the Compensation Committee or the Senior Vice President of Human Resources acting as the Plan Administrator against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such member's service on the Committee, except in the case of gross negligence or willful misconduct.

                         ARTICLE VIII - CLAIMS PROCEDURE

         8.1 CLAIM. Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan (hereinafter referred to as "Claimant"), or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing as soon as practical, but in no event later than ninety (90) days after receiving the initial claim (or no later than forty-five (45) days after receiving the initial claim regarding a Disability under this Plan).

         8.2 DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall state:

                  (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information required and an explanation of why it is necessary, in which event the time frames listed in section 8.1 shall be one hundred and eighty (180) and seventy-five (75) days from the date of the initial claim respectively; and

                  (c) An explanation of the Plan's claim review procedure.

         8.3 REVIEW OF CLAIM. Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days (or one hundred and eighty (180) days in the event of a claim regarding a Disability) may request a review by notice given in writing to the Committee. Such request must be made within sixty (60) days (or one hundred and eighty (180) days in the event of a claim regarding a Disability) after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty
(60) days (or one hundred and eighty (180) days in the event of a claim regarding a Disability) after receipt by the Committee of Claimant's claim or request. The claim or request shall be reviewed by the Committee which may, but shall not be required to, grant the Claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

         8.4 FINAL DECISION. The decision on review shall normally be made within sixty (60) days (or forty-five (45) days in the event of a claim regarding a Disability) after the Committee's receipt of claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days (or ninety (90) days in the event of a claim regarding a Disability). The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                 ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN

         9.1 AMENDMENT. The Board may at any time amend the Plan by written instrument, notice of which is given to all Participants and to Beneficiary receiving installment payments, except that no amendment shall reduce or otherwise adversely affect the amount accrued in any Account as of the date the amendment is adopted.

         9.2 COMPANY'S RIGHT TO TERMINATE. The Board may at any time terminate the Plan provided that such termination of the Plan is not treated as an "acceleration of benefits" as described in Section 409A(a)(3) of the Code and appropriate Treasury regulations or other guidance issued by the Internal Revenue Service or Treasury. Upon a permitted partial or complete termination, the Board may cease all future Deferral Elections, all current Deferral Elections, and or, in its sole discretion, pay out Accounts over a period of up to five (5) years, provided such action is not treated as an "acceleration of benefits" as described in Section 409A(a)(3) of the Code and appropriate Treasury regulations or other guidance issued by the Internal Revenue Service or Treasury without the action.

                            ARTICLE X - MISCELLANEOUS

         10.1 UNSECURED GENERAL CREDITOR. Notwithstanding any other provision of this Plan, Participants and Participants' Beneficiary shall be unsecured general creditors, with no secured or preferential rights to any assets of Company or any other party for payment of benefits under this Plan. Any property held by Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

         10.2 TRUST FUND. Company shall be responsible for the payment of all benefits provided under the Plan. At its discretion, Company may establish one
(1) or more rabbi trusts, with such trustees as the Board may approve, for the purpose of assisting in the payment of such benefits. The assets of any such trust shall be held for payment of all Company's general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of Company.

         10.3 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a

Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

         10.4 NOT A CONTRACT OF EMPLOYMENT. This Plan shall not constitute an employment contract or a contract for services of any kind between the Company and the Participant. Nothing in this Plan shall confer on the Participant the right to be retained by Company or otherwise be retained in the service of the Company or to interfere with the right of the Company to terminate its relationship with a Participant at any time.

         10.5 PROTECTIVE PROVISIONS. A Participant will cooperate with Company by furnishing any and all information requested by Company, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Company may deem necessary and taking such other action as may be requested by Company.

         10.6 ARBITRATION OF DISPUTES. All controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law, except to the extent such law is preempted by ERISA.

                  (a) QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

                  (b) POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

                  (c) EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         10.7 GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of New Jersey, except to the extent as preempted by federal law.

         10.8 VALIDITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

         10.9 NOTICE. Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to the company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in company's records.

         10.10 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of Company, and successors of any such corporation or other business entity.

         10.11 409A. Notwithstanding anything herein to the contrary, in the event that the Company, upon the advice of its counsel, determines in its sole and absolute discretion that a delay in payment of a benefit hereunder or other modification is necessary to comply with Section 409A of the Code and interpretive guidance thereunder, then such delay in payment or other modification shall be made.

APPROVALS
2007 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Adopted by the Compensation Committee of
the Board of Directors on:                                      November 8, 2006

Approved by the Stockholders on:                                November 8, 2006

                                                                       Exhibit D


                          SUMMIT GLOBAL LOGISTICS, INC.

                         2007 MANAGEMENT INCENTIVE PLAN




                                   I. PURPOSES

         1.1 GENERAL. The purposes of the Summit Global Logistics, Inc. 2007 Management Incentive Plan (the "PLAN") are to retain and motivate the Eligible Employees and Directors of Summit Global Logistics, Inc. (the "COMPANY") or any Parent or Subsidiary thereof who have been designated by the Committee to participate in the Plan for a specified Performance Period by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance or other goals have been achieved or exceeded for an applicable Performance Period. Additional definitions are contained in Article II and certain other Sections of the Plan.

         1.2 STATUS OF COMPENSATION FOR "COVERED EMPLOYEES" AS QUALIFIED PERFORMANCE-BASED COMPENSATION. It is intended that all amounts payable to Participants who are "covered employees" within the meaning of Section 162(m) of the Code will constitute "qualified performance-based compensation" within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder to such Participants shall be so interpreted and construed to the maximum extent possible. Notwithstanding any provision of the Plan to the contrary, however, an individual Award Agreement, as defined in
Section 4.1(f) hereof, may contain terms that do not comply with the "qualified performance-based compensation" exception to the applicability of Section 162(m) of the Code to the Individual Award Opportunity(ies) granted thereunder, in which case the provisions of the individual Award Agreement shall take precedence over the provisions of the Plan with respect to compliance with such exception.

                           II.      CERTAIN DEFINITIONS

         2.1      "AFFILIATE" shall mean

                  (a) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company; or

                  (b) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

         2.2 "BASE SALARY" shall mean a Participant's "Base Salary" as such term is defined in the Employment Agreement.

         2.3      "BOARD" shall mean the Board of Directors of the Company.

         2.4 "BUSINESS ENTITY" shall mean (i) the Company or (ii) any Parent or Subsidiary thereof.

         2.5 "BUSINESS ENTITY LOCATION" means a Business Entity office consisting of one or more buildings within 25 miles of each other.

         2.6 "CAUSE" shall mean "Cause," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, Cause shall mean, as determined by the Committee in its sole discretion, the Participant's

                  (a) material act of dishonesty with respect to the Business Entity that employs the Participant;

                  (b) conviction for a felony, gross misconduct that is likely to have a material adverse effect on the business and affairs of the Business Entity that employs the Participant; or

                  (c) other misconduct, such as excessive absenteeism or failure to comply with the rules of the Business Entity that employs the Participant.

         2.7      "CODE"   shall   mean   the Internal  Revenue Code of 1986, as
amended.

         2.8 "COMMITTEE" shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, NASDAQ, or such other principal national stock exchange on which the Common Stock is then traded, to constitute a compensation committee, and which consists of two or more members of the Board, each of whom may be an "outside director" within the meaning of
Section 162(m) of the Code. Notwithstanding the foregoing, in the case of any Individual Award Opportunity granted to any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code, the Committee shall consist solely of two or more members of the Board who are "outside directors" within the meaning of such Section.

         2.9 "COMMON STOCK" shall mean common stock of the Company, par value of $.001 per share.

         2.10 "COMPANY" shall mean Summit Global Logistics, Inc., and any successor thereto, and shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

         2.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person, whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

         2.12     "DETERMINATION   PERIOD"  shall  mean,  with  respect  to  any
Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

         2.13 "DIRECTOR" shall mean a member of the Board or the board of directors of a Parent or Subsidiary who is not an Employee.

         2.14 "DIRECTOR'S AGREEMENT" shall mean the Participant's agreement with the Company or any Parent or Subsidiary thereof to serve as a non-Employee director of the Business Entity.

         2.15 "DISABILITY" shall mean any physical or mental condition which renders the Participant incapable of performing his or her essential functions and duties as an Employee for a continuous period of at least 180 days, as determined in good faith by a physician appointed by the Business Entity that employs the Participant.

         2.16     "EFFECTIVE DATE" shall mean January 1, 2007.

         2.17 "ELIGIBLE EMPLOYEE" shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such in the payroll records of such Business Entity.

         2.18 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as currently in effect, and as it may be amended from time to time.

         2.19 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         2.20     "FISCAL YEAR" shall mean the calendar year.

         2.21 "FUNDAMENTAL TRANSACTION" shall mean that the Company shall, directly or indirectly, in one or more related transactions effected after the Effective Date:

                  (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person;

                  (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person;

                  (c) be the subject of a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding shares of voting stock of the Company; or

                  (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme or arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock.

         In addition, a "Fundamental Transaction" shall occur if, after the Effective Date, any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

         2.22 "GOOD REASON" shall mean "Good Reason," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, shall mean:

                  (a) without the Participant's prior written consent, any material diminution in the Participant's authority, duties or responsibilities, including those pertaining to his or her status as a director, if applicable, provided, however, that prior to any termination pursuant to this Section 2.22(a), the applicable Business Entity must be given notice by the Participant of his/her objection to such material diminution and no less than 20 days to cure the same;

                  (b) any failure by the Business Entity to pay the Participant any portion of the Base Salary to which the Participant is entitled under Section 2.2 or any payments to which the Participant is entitled under his or her Employment Agreement, if applicable, provided, however, that prior to any termination on account of the non-payment of Base Salary, the Business Entity must be given notice by the Participant of such acts or omissions and no less than 30 days to cure the same;

                  (c) without the Participant's prior written consent, the relocation of the principal place of the Participant's employment to a location a further distance than the Business Entity Location where the individual was working immediately prior to the relocation; or

                  (d) a material breach by the Business Entity of any of the material provisions of this Plan, provided, however, that prior to any termination pursuant to this Section 2.22(d), the applicable Business Entity must be given notice by the Participant of such acts or omissions and no less than 20 days to cure the same.

         2.23 "INDIVIDUAL AWARD OPPORTUNITY" shall mean the potential of a Participant to receive an incentive payment based on the extent to which the applicable performance or other goals for a Performance Period shall have been satisfied. An Individual Award Opportunity may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.

         2.24 "PARENT" shall mean a "parent  corporation," within the meaning of
Section 424(e) of the Code, with respect to the Company or an entity, directly or indirectly, in Control of the Company.

         2.25 "PARTICIPANT" shall mean an Eligible Employee who is designated by the Company to participate in the Plan for a Performance Period, in accordance with Article III.

         2.26 "PERFORMANCE PERIOD" shall mean a one (1), two (2), three (3), four (4) or five (5) Fiscal Year period for which performance or other goals are established pursuant to Article IV.

         2.27 "PERSON" shall mean a person within the meaning of Section 3(a)(9) of the Exchange Act.

         2.28  "PLAN"  shall  mean  the  Summit  Global  Logistics,   Inc.  2007
Management Incentive Plan, as set forth herein, as it may be amended from time to time.

         2.29 "QUALIFIED SUCCESSOR" shall have the meaning ascribed thereto in the Employment Agreement or Director's Agreement, as applicable. If such term does not appear in the Employment Agreement or Director's Agreement, all Plan provisions in respect of a Qualified Successor shall be null and void with respect to the affected Participant.

         2.30  "RETIREMENT"   shall  mean  the  voluntary   termination  of  the
Participant at any time on or after attaining age 65.

         2.31 "SUBSIDIARY" shall mean a "subsidiary corporation," within the meaning of Section 424(f) of the Code, with respect to the Company, or an entity, directly or indirectly, Controlled by the Company.

                               III. ADMINISTRATION

         3.1 GENERAL. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Individual Award Opportunity granted hereunder (including reconciling any inconsistencies, correcting any defects and addressing any omissions).

         3.2 POWERS AND RESPONSIBILITIES. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1.

                  (a) to designate within the Determination Period the Participants for a Performance Period;

                  (b) to establish within the Determination Period the performance goals and other terms and conditions that are to apply to each Participant's Individual Award Opportunity;

                  (c) to determine in writing prior to the payment under any Individual Award Opportunity that the performance goals for a Performance Period and other material terms applicable to the Individual Award Opportunity have been satisfied;

                  (d) to grant Individual Award Opportunities for Participants who are not "covered employees" within the meaning of Section 162(m) of the Code based upon the attainment of performance goals that do not constitute "objective performance goals" within the meaning of Section 162(m) of the Code;

                  (e) to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

         3.3 DELEGATION OF POWER. The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer of the Company or other executive officer of the Company or, with respect to a Subsidiary, the shareholders of such Subsidiary, as the Committee deems appropriate. Notwithstanding the foregoing, with respect to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period,
(ii) establish performance goals and Individual Award Opportunities for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, "Committee" shall mean two or more members of the Board who are "outside directors" within the meaning of
Section 162(m) of the Code.

                    IV. PERFORMANCE GOALS AND OTHER CRITERIA

         4.1      ESTABLISHING PERFORMANCE GOALS AND OTHER CRITERIA.

                 (a) ROLE OF COMMITTEE. The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Individual Award Opportunity.

                 (b) PERFORMANCE FACTORS. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

                 (c)       PARTICIPANTS  WHO ARE COVERED  EMPLOYEES.  Subject to
                           Section 1.2 hereof, with respect to Participants who are "covered employees" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, are likely to be covered employees at any time during the applicable Performance Period, an Individual Award Opportunity may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.127-27(e)(2). For this purpose, the factors listed in Section 4.1(b) shall be deemed to be compliant with the requirements of such Treasury Regulation.

                 (d) PARTICIPANTS WHO ARE NOT COVERED EMPLOYEES. With respect to Participants who are not "covered employees" within the meaning of Section 162(m) of the Code and who, in the Committee's judgment, are not likely to be covered employees at any time during the applicable Performance Period, the performance goals established for the

                           Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

                  (e) SPECIFIC LEVELS OF PERFORMANCE. Each Individual Award Opportunity that is based upon performance shall set forth specific levels of performance required during the applicable Performance Period in order for the Participant to be eligible for payment of such amounts.

                  (f) AWARD AGREEMENTS. Each grant of an Individual Award Opportunity hereunder shall be made pursuant to an award grant agreement ("Award Agreement").

         4.2 IMPACT OF EXTRAORDINARY ITEMS OR CHANGES IN ACCOUNTING. The measures utilized in establishing performance goals under the Plan for any given Performance Period shall be determined in accordance with generally accepted accounting principles ( "GAAP") and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee decides otherwise within the Determination Period.

                        V. INDIVIDUAL AWARD OPPORTUNITIES

         5.1 TERMS. At the time performance goals are established for a Performance Period, the Committee also shall establish an Individual Award Opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets of performance goals. The targets shall be expressed in terms of an objective formula or standard which may, at the discretion of the Committee, be based upon the Participant's Base Salary or a multiple thereof. Unless otherwise provided in the applicable Award Agreement, to the extent that any such award is made to a Covered Employee within the meaning of Section 162(m) of the Code, such formula or formulas shall be fixed by the Committee not later than the later of (x) ninety (90) days after the commencement of the performance period; or (y) the expiration of one-quarter (1/4) of the performance period.

         5.2 INCENTIVE PAYMENTS. Payments under Individual Award Opportunities shall be in cash and at the time determined by the Committee after the end of the Performance Period for which the Individual Award Opportunities are payable, except that, to the extent that such Individual Award Opportunities are based upon performance criteria that refer to or are dependent upon the Company's financial statements, no such payment shall be due, and Participants have no right to payments, unless and until the Committee, based (to the extent applicable) on the Company's audited financial statements for the Company's taxable year in which such Performance Period ends (as prepared and reviewed by the Company's independent public accountants), has certified in writing the extent to which the applicable performance goals for such Performance Period have been satisfied. Subject to Sections 5.3 and 5.4 hereof, once this certification is made by the Committee, the Participant's rights to payment under any and all Individual Award Opportunities with respect to the Performance Period to which the certification applies shall be fully vested and non-forfeitable for any reason. Notwithstanding any provision of this Plan to the contrary, all payments to a Participant under an Individual Award Opportunity for a given Performance Period must be made to the Participant no later than (i) the 15th day of the third month following the Participant's first taxable year in which the Individual Award Opportunity is no longer subject to a "substantial risk for forfeiture " (within the meaning of Section 409A of the Code) or (ii) the 15th day of the third month following the end of the Company's fiscal year in which the Incentive Award Opportunity is no longer subject to a "substantial risk of forfeiture" (within the meaning of Section 409A of the Code).

         5.3 PAYMENTS OF ANNUAL INDIVIDUAL AWARD OPPORTUNITIES IN THE EVENT OF DEATH, DISABILITY, TERMINATION FOR CAUSE, TERMINATION OTHER THAN FOR CAUSE,
TERMINATION FOR GOOD REASON, TERMINATION OTHER THAN FOR GOOD REASON OR RETIREMENT. Notwithstanding any provision of this Plan to the contrary, payments in the event of the occurrence of any of the following events during an applicable one-Fiscal Year Performance Period shall be made as follows:

                  (a) DEATH. In the event of a Participant's death during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be forfeited in full.

                 (b) DISABILITY. In the event of a Participant's Disability during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Incentive Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her Disability, and the denominator of which is 12. Whether the Participant has sustained a Disability shall be determined by the Committee in its sole discretion, but in good faith. For this purpose, the Committee may require the Participant to submit medical evidence of Disability; provided, however, that any such requirement shall comply with the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended. Payment of any Individual Award Opportunity on account of the Participant's Disability shall be made in a single lump sum.

                  (c)      TERMINATION   FOR   CAUSE.   In  the   event  of  the
                           Participant's termination of employment by a Business Entity for Cause during an applicable one-

                           Fiscal Year Performance Period, the Individual Award Opportunity granted to the Participant with respect to such one-Fiscal Year Performance Period shall be immediately forfeited in full. Whether a Participant has committed an act or omitted an action that constitutes grounds for a termination for Cause shall be determined by the Committee in its sole discretion, but in good faith.

                 (d) TERMINATION OTHER THAN FOR CAUSE. In the event of the Participant's termination of employment by a Business Entity other than for Cause during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Individual Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her termination other than for Cause, and the denominator of which is
                           12. Any Individual Award Opportunity that becomes payable on account of the termination of a Business Entity's termination of the Participant's employment other than for Cause shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award Opportunity on account of the Participant's termination of employment by a Business Entity other than for Cause shall be made in a single lump sum.

                 (e) TERMINATION BY PARTICIPANT FOR GOOD REASON. In the event of the Participant's termination of employment for Good Reason during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Individual Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her termination for Good Reason, and the denominator of which is 12. Whether the Participant has sustained a Good Reason event shall be determined by the Committee in its sole discretion, but in good faith. Any Individual Award Opportunity that becomes payable on account of the termination of employment for Good Reason shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award Opportunity on account of the Participant's termination of employment for Good Reason shall be made in a single lump sum.

                  (f) TERMINATION BY PARTICIPANT OTHER THAN FOR GOOD REASON. Subject to Section 5.3(g) of the Plan, in the event of the Participant's voluntary termination of employment other than for Good Reason during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity granted to the Participant with respect to such one-Fiscal Year Performance Period shall be immediately forfeited in full.

                 (g) RETIREMENT. If the event of a Participant's Retirement during an applicable Performance Period, the Individual Award Opportunity payable to the Participant with respect to such Performance Period shall be the maximum amount payable for that Performance Period, as determined by the Committee as of the end of the Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the Performance Period prior to his or her termination on account of Retirement, and the denominator of which is 12. Any Individual Award Opportunity that becomes payable on account of the Participant's Retirement shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award
                           Opportunity on account of the Participant's Retirement shall be made in a single lump sum.

         5.4      SPECIAL MULTI-YEAR PERFORMANCE PERIOD PAYMENT RULES.

                  (a)      IN GENERAL.  Except as provided in Section 5.4 (b) or
                           (c) hereof, if the Participant's employment terminates for any reason whatsoever during a Performance Period equaling or exceeding two (2) years and prior to the time payment with respect to the applicable Individual Award Opportunity otherwise would be made, the Individual Award Opportunity payable to the Participant with respect to such multi-year Performance Period shall be forfeited in full.

                  (b) DISABILITY. Section 5.4(a) shall not apply if the Participant's termination of employment occurs on account of his or her Disability on or after October 1 of the last Fiscal Year comprising a Performance Period equaling or exceeding two (2) years.

                 (c) OCCURRENCE OF FUNDAMENTAL TRANSACTION. In the event of a Fundamental Transaction, the - Individual Award Opportunity payable to the Participant with respect to the Performance Period within which the Fundamental Transaction occurs shall fully vest and be payable to the Participant in accordance with the terms of the applicable Award Agreement; provided, however, that the payment shall be made in immediately available funds, from the proceeds of the sale giving rise to the Fundamental Transaction (by the Company in the case of a Fundamental Transaction occurring )in a single lump sum, no later than ten
                           (10) days following the consummation of all events contemplated by the Fundamental Transaction.

         5.5 PAYMENTS AND PARACHUTE AWARDS. Notwithstanding any provision of this Plan to the contrary, but subject to any conflicting provisions in any Participant's Employment Agreement, if, in connection with a Fundamental Transaction, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the Company shall pay the Participant an amount equal to the tax under Section 4999.

                                   VI. GENERAL

         6.1 EFFECTIVE DATE AND TERM OF PLAN. The Plan shall be effective for Performance Periods beginning on or after the later of the date it is adopted by the Committee or the date it is approved by the Company's stockholders of the Company (the "Effective Date"). This Plan shall terminate as of the tenth anniversary of the Effective Date, unless terminated earlier by the Committee. In the event that this Plan is not approved by the stockholders of the Company, this Plan shall be null and void.

         6.2 AMENDMENT OR TERMINATION OF PLAN. The Committee may amend or terminate this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including
Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if a Business Entity has executed a definitive acquisition or similar agreement pursuant to which a Fundamental Transaction will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Fundamental Transaction.

         6.3 NON-TRANSFERABILITY OF AWARDS. No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

         6.4 TAX WITHHOLDING AND DEDUCTIONS. The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any Federal, state, local, foreign or other taxes which may be required to be withheld or paid in connection with such award. It is intended that the Company's contributions under the Plan will be deductible to the Company when benefits are received by the Participant under Section 404(a)(5) of the Code, and the Participant shall be taxed on the benefits upon actual receipt of payments under Section 61 of the Code.

         6.5 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any Parent or Subsidiary thereof Company, or affect in any manner the right of the Company, or any Parent or Subsidiary thereof to terminate the employment of any person at any time without liability hereunder.

         6.6 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Participant and the Company in connection with this Plan shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law, except to the extent such law is preempted by ERISA.

                  (a) QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

                  (b) POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

                  (c) EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         6.7 GOVERNING LAW. This Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New Jersey and construed in accordance therewith without giving effect to principles of conflicts of laws.

         6.8 OTHER PLANS. Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

         6.9 BINDING EFFECT. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their Beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2.

         6.10 NO TRUST OR ERISA PLAN CREATED. Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. Funds invested hereunder shall continue for all purposes to be a part of the general funds of the Company and no person, other than the Company, shall by virtue of the provisions of this Plan, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. Further, no provision of this Plan shall be construed as subjecting the Plan, or any portion thereof, to any provisions of ERISA, it being the express intention of the Company that this Plan be so construed.

APPROVALS

2007 MANAGEMENT INCENTIVE PLAN:

Adopted by the Compensation Committee of the Board of           November 8, 2006
Directors on:
Approved by the Stockholders on:                                November 8, 2006

                                                                       Exhibit E


                          SUMMIT GLOBAL LOGISTICS, INC.
                             SEVERANCE BENEFIT PLAN
                                       AND
                            SUMMARY PLAN DESCRIPTION









                        EFFECTIVE AS OF DECEMBER 1, 2006

                                I. INTRODUCTION

1.1      PURPOSE

The purpose of this severance plan, to be known as the Summit Global Logistics, Inc. Severance Benefit Plan (the "Plan"), effective as of the "Effective Date," as defined herein, is to assist Eligible Employees of Summit Global Logistics, Inc. ("Summit") and its subsidiaries (the "Company"), whose employment is involuntarily terminated due to circumstances that (i) are described in Section 2.1.b of this Plan, and (ii) are anticipated to result in such individuals experiencing a period of unemployment. This Plan supersedes and replaces any previous plan, program, policy, practice or arrangement by which Company may have provided severance benefits. All prior Company severance plans, practices or programs, whether informal or formal, are hereby terminated. This document constitutes both the Plan text and the Summary Plan Description for the Plan.

The Company is pleased to provide this Plan to Eligible Employees, and wants you, as a potentially Eligible Employee, to know about and understand it. This description of the Plan has been prepared to let you know how the Plan works and how it may benefit you. You should read all parts of this description carefully so that you will understand not only the ways in which the Plan may benefit you, but also certain exclusions from coverage and limitations on payments which may apply to you. If you have any questions about the Plan, you should contact the Administrator.

THE SUMMIT GLOBAL LOGISTICS, INC. SEVERANCE BENEFIT PLAN ("PLAN") IS AN EMPLOYEE WELFARE PLAN AS DEFINED IN SECTION 3(1) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA"). IT IS NOT A FUNDED PLAN; ANY BENEFITS OWED UNDER THE PLAN WILL BE PAID FROM THE GENERAL ASSETS OF THE COMPANY IF AND WHEN SUCH BENEFITS ARE OWED. EMPLOYEES HAVE NO RIGHTS TO OR INTEREST IN ANY SPECIFIC ASSETS OR ACCOUNTS OF THE COMPANY EVEN IF AMOUNTS ARE CREDITED TO ACCOUNTS DESIGNATED TO BE USED FOR THE PAYMENT OF PLAN BENEFITS.

                       II. YOUR PARTICIPATION IN THE PLAN


2.1      HOW DO I BECOME ELIGIBLE TO RECEIVE BENEFITS UNDER THE PLAN?

Only Eligible Employees (also referred to herein as "Participants") are eligible to receive benefits under this Plan. An Eligible Employee for these purposes is an Employee (i) who is NOT ineligible for benefits under Section 2.2 of the Plan, and (ii) who first satisfies each of the following three requirements:

         a. The Employee is a full-time employee of the Company as of the Effective Date or is hired by the Company within six months following as of the Effective Date, and if neither is the case, has worked as a full-time employee of the Company for at least one
              (1) year; AND

         b. The Employee's employment with the Company is terminated because of:

              (i)     A permanent reduction in force by the Company;

              (ii) The Employee declining a transfer to another Company, as defined in Plan Section 7.6, that is deemed suitable by the Company that employs the Employee;

              (iii) The elimination of a job or employment classification by the Company;

              (iv)    A Change in Control of Summit;

              (v)     The   consolidation   of   certain    administrative   and
                      operational functions of Summit;

              (vi) The permanent or temporary shutdown of a portion of Summit's operations that includes the Employee's position; and/or

              (vii) The sale of a business unit by the Company or other corporate divestiture with respect to Summit; AND

         c. The Employee has executed no earlier than the Employee's Termination Date and on or before the sixtieth (60th) day immediately following the Employee's Termination Date, a settlement agreement and release ("Release"). If the Employee fails to execute the Release within the prescribed time period, the Employee shall fail to qualify as a Participant under the Plan. The Employee shall be deemed to have executed the Release within the prescribed time period if the Company fails to provide the Employee with the Release for execution within thirty (30) days after the Employee's Termination Date.

2.2      IN WHAT CIRCUMSTANCES WILL I BE INELIGIBLE FOR BENEFITS UNDER THE PLAN?

Subject to Section 4.2, an Employee shall be ineligible for benefits under this Plan if the individual:

         a.   Is terminated for "Good Cause," as defined in this Section 2.2;

         b.   Voluntarily quits;

         c. Fails to work through his or her Termination Date, or such earlier date specified by the Company;

         d.   Is receiving long-term disability benefits;

         e. After the Termination Date, performs services (i) for a division, subdivision, branch, location, or other identifiable part of the Company's business that is sold or otherwise transferred to an owner other than the Company, regardless of whether the new owner offers continued or comparable employment to the Employee, or (ii) for any entity with which the Company has a continuing relationship, and in which the Company is or has been a significant contributor or investor, regardless of whether such entity offers continued or comparable employment to the employee;

         f.   Dies prior to his or her Termination Date; or

         g. Is on any leave of absence, short-term layoff, or absent for any reason (other than approved vacation, approved family medical leave, or medically certified sick leave) immediately prior to the Participant's Termination Date.

For purposes of this Section 2.2, "Good Cause" for termination shall include, but is not limited to, poor performance, dishonesty or other misconduct, such as excessive absenteeism or failure to comply with the business rules of the Company.

                          III. SEVERANCE PLAN BENEFITS

3.1      WHAT BENEFITS DO PARTICIPANTS RECEIVE?

An Eligible Employee of the Company who remains employed through his or her Termination Date, or such earlier date selected by Company in writing, and who executes, prior to any payment, the Release, will receive a severance benefit under this Plan in an amount determined pursuant to the formula set forth on Exhibit A hereto.

This Plan is designed to provide different benefits for separate categories of Employees, which have been established by Company solely for purposes of this Plan. Each Employee covered by this Plan will receive an Exhibit A bearing that Employee's name, which describes the benefits for that Employee's category. An Exhibit A is valid for purposes of this Plan only if it bears the name of the Employee claiming benefits hereunder. Employees who have not received, or have misplaced, their Exhibit A may obtain a replacement Exhibit A from the Administrator. The Company may amend Exhibit A with respect to an Employee at any time prior to the earlier of the date it notifies such Employee that it is terminating his or her employment or a Change in Control.

For purposes of this Section 3.1 and Exhibit A hereto:

         a. A Year of Service means a completed 12-consecutive month period commencing with the Employee's date of hire or an anniversary thereof. Partial years of service will be credited as one (1) Year of Service if an Employee has worked at least 1,000 hours during a year, calculated from an anniversary of the date of hire. No credit for partial years of service will be given to Employees who work less than one year in total. In computing months or years of service for purposes of this Plan, only continuous service accrued as a regular, full-time Company Employee will count. Service
              earned  as  a  temporary  Employee,   independent  contractor,  or
              consultant to Company shall not be counted for purposes of determining length of service under this Plan, even if all or a portion of such service subsequently is determined by the Internal Revenue Service or any other governmental agency to have constituted employment.

         b. A Week's Base Salary is calculated by dividing the Employee's rate of Annual Base Salary as of the Termination Date by 52 weeks; a Month's Base Salary is calculated by dividing the Employee's rate of Annual Base Salary as of the Termination Date by 12. Annual Base Salary, for these purposes, shall mean total compensation (and, in the case of salespersons, total compensation for the immediately prior month multiplied by 12), but shall not include any bonus pay, commissions (other than sales commissions), incentives, overtime, awards, employee benefits, shift differentials, or other incidental compensation.

3.2      HOW WILL MY SEVERANCE BENEFITS UNDER THIS PLAN BE PAID?

Severance Plan Benefits will be paid as salary continuation on the Company's regular paydays.

3.3     WHAT  BENEFITS  DO  EMPLOYEES RECEIVE IF THEY  CHOOSE NOT  TO EXECUTE  A
RELEASE?

If an Employee chooses not to execute a Release, the Employee shall NOT receive any Severance Plan Benefits.

3.4     WHAT IS THE PURPOSE OF THE RELEASE?

An Employee who executes a Release agrees not to assert a claim concerning his or her employment with the Company.

3.5     WILL I RECEIVE ANY ADDITIONAL "PLANT CLOSING" TYPE BENEFITS?

No. The Severance Plan Benefits provided in this Plan are the maximum benefits that Company will pay. To the extent that any federal, state or local law, including, without limitation, any so-called "plant closing" law, requires the Company to give advance notice or make a payment of any kind to an Eligible Employee because of that Employee's involuntary termination due to a layoff, reduction in force, plant or facility closing, sale of business, change in control, or any other similar event or reason, the benefits provided under this Plan shall either be reduced or eliminated. The benefits provided under this Plan are intended to satisfy and exceed any and all statutory obligations that may arise out of an Eligible Employee's involuntary termination for the foregoing reasons and the Administrator shall so construe and implement the terms of the Plan.

3.6     WHAT EFFECT WILL SEVERANCE PLAN BENEFITS HAVE ON OTHER COMPANY BENEFITS?

Benefits payable under this Plan are independent of any benefits to which an Employee might be entitled under any other employee benefit plan maintained by Company. You should carefully review the terms of any such other benefit plans to determine whether your rights thereunder are affected by a termination of your employment with Company.

                             IV. GENERAL PROVISIONS

4.1      ADMINISTRATOR.

The Plan shall be administered by the Compensation Committee of Summit's Board of Directors. In such capacity, the Compensation Committee shall oversee the operation of the Plan shall serve as the Administrator. Subject to Section 4.2.b, the Administrator will have full power and right to administer the Plan and in all of its details. For this purpose, the Administrator's power and rights include, but will not be limited to the following:

         a. to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan or required to comply with applicable law;

         b.   to interpret the Plan, its interpretation thereof in good faith to
              be  final  and  conclusive  on  any  Employee,   former  Employee,
              Participant, former Participant and Beneficiary;

         c. to decide all questions concerning the Plan and the eligibility of any person to participate in the Plan and to make all factual determinations;

         d. to compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits will be paid;

         e.   to authorize the payment of benefits;

         f. to keep such records and submit such filings, elections, applications, returns or other documents or forms as may be required under the Code and applicable regulations, or under state or local law and regulations;

         g. to appoint such agents, counsel, accountants and consultants as may be required to assist in administering the Plan; and

         h. by written instrument, to allocate and delegate its fiduciary responsibilities in accordance with Section 405 of ERISA.

4.2      RIGHT TO AMEND OR TERMINATE.

         a. Subject to Section 4.2.b, the Compensation Committee reserves the power and right to modify, amend, or terminate (in whole or in part) any or all of the provisions of the Plan at any time for any reason. Any Plan amendment shall be adopted by action of the Company's Compensation Committee and executed by a Corporate Officer authorized to act on behalf of the Company.

         b. Notwithstanding anything herein to the contrary, in the event of a Change in Control, this Plan shall no longer be subject to amendment or termination with respect to Affected Individuals who are Employees of the Company as of the date of the Change in Control, but, as applied to such Affected Individuals with respect to all rights hereby conferred as a result of that Change in Control, (i) the terms and conditions hereof shall become fixed,
              (ii) the benefits promised hereunder shall become fully vested contract rights, (iii) the Annual Base Salary used to determine an Affected Individual's benefits hereunder shall be such individual's highest rate of Annual Base Salary (in the case of a salesperson, highest earning month multiplied by 12) during the period commencing on the first day of the Plan Year prior to the Plan Year in which the Change in Control occurs and ending on the date of the Affected Individual's Termination Date and (iv) the requirements of Section 2.1.b shall be deemed satisfied.

         c. For purposes of this Plan, a Change in Control shall occur when the first step is taken (E.G., commencement of negotiations) in a process that results in any one of the following events:

              i. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of 20% or more of the (A) then outstanding voting stock of Summit; or (B) the combined voting power of the then outstanding securities of Summit entitled to vote; or

              ii. An ownership change in which the shareholders of Summit before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Summit after such transaction, or in which Summit is not the surviving company; or

              iii. The direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of Summit of all or substantially all of the stock of Summit; or

              iv. The composition of the Board changes so that the Board is not under the control of the current shareholders or their representatives; or

              v. A reorganization, merger or consolidation in which Summit is a party;

              vi. The sale, exchange, or transfer of all or substantially all of the assets of Summit; or

              vii.    The bankruptcy, liquidation or dissolution of Summit; or

              viii. Any transaction involving Summit whereby Summit acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

         d. For purposes of this Plan, an Affected Individual is an individual who satisfies at least one of the following criteria:

              (i) The individual's employment with the Company is terminated by the Company for any reason other than the individual's long term disability within the period commencing on the date of the Change in Control and ending on last day of the second Plan Year ending after the closing date for the transaction effecting the Change in Control (the "Change in Control Period"), or

              (ii) The individual terminates employment with the Company during the Change in Control Period for Good Reason. For these purposes, the term "Good Reason" shall mean:

                      A. Without the individual's prior written consent, any material diminution in the individual's authority, duties or responsibilities; or

                      B. Any failure by the Company to pay the individual an Annual Base Salary which is equal to or greater than the annual rate in effect during the immediately preceding Plan Year; or

                      C. Without the individual's prior written consent, the relocation of the principal place of the individual's employment to a location more than 30 miles from the Company. Location where the individual was working immediately prior to the relocation; or

                      D. A material breach by the Company of any of the material provisions of its Employment Agreement with the individual (if any), provided, however, that prior to any such termination pursuant to this subparagraph D, the Company's Compensation Committee must be given notice by the individual of such acts or omissions and no less than 20 days to cure the same.

4.3      EFFECT OF AMENDMENT OR TERMINATION.

Any amendment, discontinuance, or termination of the Plan shall be effective as of such date as the Compensation Committee shall determine.

4.4      ARBITRATION OF DISPUTES.

All controversies or claims that may arise between the Employee and the Company in connection with this Agreement shall be settled by arbitration. The parties (Summit, on behalf of the Company) further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law, except to the extent such law is preempted by ERISA.

         a. QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American

              Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

         b. POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

         c. EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

4.5      GOVERNING LAW.

Except as may be otherwise provided in the contracts incorporated by reference into the Plan, the provisions of the Plan shall be construed, administered and enforced according to ERISA and, to the extent not preempted, by the laws of the State of New Jersey.

4.6      ADDRESSES, NOTICE, WAIVER OF NOTICE.

Each Participant must file with the Administrator, in writing, his or her current mailing address. Any communications, statement or notice addressed to such a person at his or her last mailing address as filed with the Administrator will be binding upon such person for all purposes of the Plan.

4.7      SEVERABILITY.

If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the Plan.

4.8      SECTION 409A COMPLIANCE.

Notwithstanding anything herein to the contrary, to the extent a delay or acceleration of the payments called for under any provision of this Plan is determined to be necessary in the opinion of Company's tax advisors to prevent imposition of an additional tax to a Participant under Section 409A(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), then the timing of such payment shall be accelerated to the extent necessary to comply with the "short-term deferral" rule or shall not be made, as applicable, until the first date on which such payment is permitted in compliance with Section 409A and the Treasury Regulations or other interpretative guidance issued thereunder.

                              V. CLAIMS PROCEDURE

5.1      INITIAL CLAIM FOR BENEFITS.

         a. MAKING A CLAIM. You may claim a specific benefit under the Plan or request a specific interpretation or ruling under the Plan regarding entitlement to future benefits by submitting a written claim for benefits to the Administrator.

         b. DENIAL OF CLAIM. If your claim is denied, in whole or in part, the Administrator shall provide you with written notification of such adverse benefit determination within 90 days after the receipt of the claim. Such 90-day period may be extended by the Administrator for a period of up to 90 days, but only if the Administrator determines that special circumstances require such an extension. If the Administrator determines that such an extension is required, you will receive written notice of the reasons for such extension and the date on which the Administrator expects to render a benefit determination on your claim. The Administrator will send you this notice prior to the expiration of the initial 90-day period.

         c. CONTENT OF INITIAL NOTICE OF ADVERSE BENEFIT DETERMINATION. Any written notice of adverse benefit determination will include the following: (i) the reasons for denial, with specific reference to the Plan provisions on which the denial is based; (ii) a description of any additional material or information required and an explanation of why it is necessary; (iii) an explanation of the Plan's claim review procedure; (iv) a statement that any appeal must be made by giving the Administrator, within 60 days of the notice of adverse benefit determination, unless extended by the Administrator for good cause shown, written notice of such appeal, which shall include a full description of the pertinent issues and the basis for the claim; and (v) a statement of your right to bring a civil action under Section 501(a) of ERISA following an adverse benefit determination on review.

         d. EFFECT OF FAILURE OF ADMINISTRATOR TO RENDER TIMELY DECISION. If the decision of the Administrator is not rendered within the initial 90-day or extended 90-day period, as applicable, you should consider your claim to have been denied.

5.2      APPEAL OF DENIED CLAIM.

         a. REQUEST FOR REVIEW. If your claim is denied or you have not received a response within the initial or extended 90-day determination period, you may request a review by notice given in writing to the Administrator. Such request must be made within 60 days after your receipt of the written notice of adverse benefit determination, or in the event that you have not received a response with the initial 90-day or extended 90-day period, within 60 days after the expiration of the applicable 90-day period, unless extended by the Administrator for good cause shown.

         b. REVIEW OF APPEAL. The claim or request will be reviewed by the Administrator, which may, but shall not be required to, convene a hearing. On review, you may have representation, examine relevant documents (free of charge), and submit issues and comments in writing.

5.3      FINAL DECISION.

         a. TIME FRAME. The Administrator normally will make the decision on review of an appealed claim within 60 days after receiving a claimant's request for review. If an extension of time is required for a hearing or because of other special circumstances, the Administrator will send you a written notice of extension, explaining the reason for the extension, and the expected date of its decision before the expiration of the initial 60 day period. In no event will the extension exceed an additional 60 days.

         b. EXPLANATION OF DECISION. The final decision of the Administrator will be delivered to you in written form and, if adverse, contain the following information: (i) the reasons for the adverse determination; (ii) specific references to the relevant Plan provisions upon with the determination is based; (iii) a statement that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to your claim for benefits; and (iv) a statement of your right to bring action under Section 501(a) of ERISA.

         c. EFFECT OF FAILURE OF ADMINISTRATOR TO RENDER TIMELY DECISION. If the decision of the Administrator is not rendered within the initial 60-day or extended 60-day period, you should consider your claim on review to have been denied. Subject to your right to bring action under Section 501(a) of ERISA, all decisions on review shall be final and bind all parties concerned.

                         VI. STATEMENT OF ERISA RIGHTS

As a Participant in the Plan you are entitled to certain rights and protections under ERISA. ERISA provides that all Plan Participants shall be entitled to:

         RECEIVE INFORMATION ABOUT YOUR PLAN AND BENEFITS

         a. Examine, without charge, at the Administrator's office, all Plan documents, including this document, and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

         b. Obtain copies of these documents and other Plan information upon written request to the Administrator. The Administrator may make a reasonable charge for the copies.

         PRUDENT ACTIONS BY PLAN FIDUCIARIES

In addition to creating rights for Plan Participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate the Plan, called "fiduciaries," have a duty to do so prudently and in the interest of you and other Plan Participants and Beneficiaries.

Neither the Company nor any other person may fire you or otherwise discriminate against you in any way to prevent you from obtaining benefits under the Plan or exercising your rights under ERISA.

         ENFORCE YOUR RIGHTS

If a claim for benefits under the Plan is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a Federal Court. In such a case, the Court may require the Administrator to provide the materials and pay you up to $110 a day until you receive them, unless they were not sent because of reasons beyond the Administrator's control. If you have a claim for benefits which is denied or not processed, in whole or in part, you may file suit in a State or Federal Court. If it should happen that the Plan's fiduciaries misuse the Plan's money (if any), or you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal Court. The Court will decide who should pay the court costs and legal fees. If you are successful, the Court may order the person you have sued to pay these costs and fees. If you lose, the Court may order you to pay these costs and fees if, for example, it finds your claim to be frivolous.

         ASSISTANCE WITH YOUR QUESTIONS

If you have any questions about your Plan. Your should contact the Administrator. If you have any questions about this Statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

         ADDITIONAL INFORMATION.

If there are any provisions of this Plan and/or Summary Plan Description which are not entirely clear to you, please ask for a clarification from the Administrator. If you submit a written request for information or for a more detailed explanation of any provision of the Plan, the Administrator will respond to you in writing. Only the Administrator is authorized to interpret the Plan and you should not rely upon interpretations of the Plan from any other source.

                                VII. DEFINITIONS

The following words and phrases are used quite frequently in this Summary Plan Description and have special meanings of which you should take note.

7.1 The ADMINISTRATOR is the person or persons designated by the Company's Compensation Committee to administer and oversee the operation of the Plan.

7.2 An AFFILIATE is any Person (i) which, with respect to the Company, directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Act securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

7.3 A BENEFICIARY is a person or persons entitled to receive benefits under the Plan upon the death of a Participant.

7.4      The BOARD OF DIRECTORS means the Board of Directors of Summit.

7.5      The COMPANY is Summit Global Logistics, Inc. and its subsidiaries.

7.6 The COMPANY LOCATION means a Company office consisting of one or more buildings within 30 miles of each other.

7.7 CORPORATE OFFICER means any person who has been duly appointed a corporate officer of the Company.

7.8      The EFFECTIVE DATE for purposes of this Plan is December 1, 2006.

7.9 An ELIGIBLE EMPLOYEE is an Employee of the Company who meets the eligibility requirements set forth in Article II.

7.10 An EMPLOYEE is an individual who (i) contracts directly with the Company (rather than through a third party, such as an employee-leasing firm), (ii) performs services for the Company and (iii) is treated as an employee of the Company for federal employment-tax purposes.

7.11 An EMPLOYMENT AGREEMENT is a written agreement by and between the Employee and the Company setting forth the terms and conditions of the Employee's employment with the Company.

7.12     ERISA means the Employee  Retirement  Income  Security Act of 1974,  as
         amended,  and  includes  regulations   promulgated  thereunder  by  the
         Secretary of Labor.

7.13 The COMPENSATION COMMITTEE means a Committee established by the Board of Directors that is authorized to, among other things, establish and maintain the Plan.

7.14 A FIDUCIARY means any person who exercises any discretionary authority or responsibility in the management or administration of the Plan or the disposition of Plan assets; or who renders investment advice for a fee or other compensation with respect to any property of the Plan.

7.15     The NAMED FIDUCIARY for the Plan is Summit.

7.16     PARTICIPANTS are Eligible Employees, as defined in Section 7.9.

7.17 PERQUISITEs means the following employee benefits to the extent an Employee is a participant in a Company plan or program providing such benefits: (i) life insurance, (ii) accidental death and dismemberment insurance, (iii) long term disability insurance and (iv) travel and accident insurance.

7.18     PERSON means a person within the meaning of Section 3(a)(9) of the Act.

7.19 The PLAN is the Summit Global Logistics, Inc., Severance Benefit Plan described in this booklet.

7.20 The PLAN YEAR is the 12-month period commencing on December 1 and ending on the immediately following November 30.

7.21 SEPARATION DATE OR TERMINATION DATE means a Participant's last day of active service with the Company as designated by the Company.

7.22 SEVERANCE PLAN BENEFIT means amounts payable under the Plan to a Participant on account of termination of his or her employment under the conditions described in Article III.

                         VIII. PLAN IDENTIFICATION DATA

Under this heading, the names and addresses of certain individuals who have various responsibilities with respect to this Plan are shown. Also, certain identification information with respect to the Plan itself is set out in case that information would be of use to you.
 _
|_|  EMPLOYER:  Summit Global Logistics, Inc.
 _
|_|  IDENTIFICATION NUMBER: The Employer's IRS identification number is _______.
 _
|_|  PLAN IDENTIFICATION NUMBER:   ______
 _
|_|  NAMED FIDUCIARY AND ADMINISTRATOR:  Summit is Summit Global Logistics, Inc.
                                         547 Boulevard, Kennilworth, NJ 07033.
 _
|_|  BASIS ON WHICH PLAN RECORDS ARE KEPT: Plan Year
 _
|_|  TYPE OF PLAN:  Unfunded welfare benefit plan providing severance benefits.
 _
|_|  AGENT FOR SERVICE OF LEGAL PROCESS  Summit is Summit Global Logistics, Inc.
                                         547 Boulevard, Kennilworth, NJ 07033.





APPROVALS
SEVERANCE BENEFIT PLAN

Adopted by the Compensation Committee
of the Board of Directors on:                               November 8, 2006

Approved by the Stockholders on:                            November 8, 2006

                                   APPENDIX A
                             (HIGH LEVEL EXECUTIVES)

Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or group coverage) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control.

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc. Severance Benefit Plan, Robert Agresti is within category described above.

                                   APPENDIX A
                                (VICE PRESIDENTS)

Twelve (12) Months' Base Salary.  Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of twelve (12) months following termination of employment.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the remaining balance of the Months' Base Salary owed to the individual shall be paid to him or her in a single lump sum, the COBRA benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $7,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of one (1) year following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control.

This  Exhibit  A  confirms  that,  solely  for  purposes  of the  Summit  Global
Logistics,  Inc.  Severance  Benefit  Plan,   ______________________  is  within
category described above.

                                   APPENDIX A
                           (ASSISTANT VICE PRESIDENTS)

Nine (9) Months' Base Salary.  Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of nine (9) months following termination of employment.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the remaining balance of the Months' Base Salary owed to the individual shall be paid to him or her in a single lump sum, the COBRA benefits will be provided as described above and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $7,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of nine (9) months following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control.

This  Exhibit  A  confirms  that,  solely  for  purposes  of the  Summit  Global
Logistics,  Inc.  Severance  Benefit  Plan,   ______________________  is  within
category described above.

                                   APPENDIX A
                          (REGULAR SALARIED EMPLOYEES)

Two (2) Weeks' Base Salary for each Year of Service. Minimum of six (6) weeks and a maximum of twenty-six (26) weeks.

This  Exhibit  A  confirms  that,  solely  for  purposes  of the  Summit  Global
Logistics,  Inc.  Severance  Benefit  Plan,   ______________________  is  within
category described above.

                                   APPENDIX A
                               (HOURLY EMPLOYEES)

One Week Base Salary for each Year of Service. Minimum of six (6) weeks and a maximum of twenty-six (26) weeks.

This  Exhibit  A  confirms  that,  solely  for  purposes  of the  Summit  Global
Logistics,  Inc.  Severance  Benefit  Plan,   ______________________  is  within
category described above.

                                                                       Exhibit F

                              EMPLOYMENT AGREEMENT

            THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006, by and between Robert Agresti, residing at 12 Hedden Place, New Providence, NJ 07974 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, the Executive is expected to make a major contribution to the growth, profitability and financial strength of the Company; and

            WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

            1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

            1.1.2    "BASE SALARY" shall have the meaning set forth in section
      3.1.

            1.1.3    "BOARD" means the Board of Directors of the Company.

            1.1.4 "CHANGE IN CONTROL" means the occurrence of the first step (E.G., commencement of negotiations) in a process that results in any one of the following events:

                     1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 20% of the (A) then outstanding voting stock of a Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

                     1.1.4.2 an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

                     1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

                     1.1.4.4 a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

                     1.1.4.5 a reorganization, merger or consolidation in which the Company is a party;

                     1.1.4.6 the sale, exchange, or transfer of all or substantially all of the assets of the Company;

                     1.1.4.7 the bankruptcy, liquidation or dissolution of the Company; or

                     1.1.4.8 any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

            1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                     1.1.5.1 material act of dishonesty with respect to the Company;

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                     1.1.5.2  conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                     1.1.5.3 other misconduct, such as excessive absenteeism, or material failure to comply with Company rules.

            1.1.6    "CODE" means the Internal Revenue Code of 1986, as amended.

            1.1.7 "COMMON STOCK" means the common stock of the Company, par value of $.001 per share.

            1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

            1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of
      Section 162(m) of the Code.

            1.1.10   "CONFIDENTIAL INFORMATION" means:

                     1.1.10.4 proprietary information, trade secrets and
            know-how of the Company and/or its Affiliates;

                     1.1.10.5 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                     1.1.10.6 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

            provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

            1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

            1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a period of at least 180 days, as determined in good faith by a physician appointed by the Company.

            1.1.13 "EFFECTIVE DATE" means the date of Closing as defined in that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

            1.1.14   "EMPLOYMENT TERM" shall have the meaning set forth in
      section 2.2.

            1.1.15 "EQUITY INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, attached as Exhibit A hereto.

            1.1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            1.1.17   "FISCAL YEAR" means the calendar year.

            1.1.18   "GOOD REASON" means the occurrence of any of the following:

                     1.1.18.7 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.18.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                     1.1.18.8 any failure by the Company to pay the Executive
                              any portion of the Base Salary or other payments to which the Executive is entitled under Sections
                              3.1 through 3.5 hereof, provided, however, that prior to any termination pursuant to this Section
                              1.1.18.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts or omissions and no less than 30 days to cure the same;

                     1.1.18.9 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the

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

                               individual was working immediately prior to the relocation;

                     1.1.18.10 a material breach by the Company of any of the
                               material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.18.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same; or

                     1.1.18.11 an event described in Section 1.1.4.4 hereof
                               occurs.

            1.1.19 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit B hereto.

            1.1.20 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

            1.1.21 "QUALIFIED SUCCESSOR" means in the event there is a vacancy in the Board occurring between annual meetings as a result of death, incapacity or resignation, or if one or more of the Directors shall decline to stand for election to the Board or, if he is unable or unwilling to so serve, then the shareholders that are party to that certain voting agreement ("Voting Agreement") dated on or about the date hereof between the Company and the parties thereto to elect Messrs. Agresti, DeSaye, MacAvery and McQuiston (the "Shareholders") shall designate one or more individuals of standing within the business world reasonably comparable to that of such Director (each a "Qualified Successor") as one or more successor Directors in the following manner. The Shareholders shall select an individual to serve as the Qualified Successor, which individual shall be independent both of the Company (except through proposed service as a member of the Board or a subsidiary of the Company) and of the Shareholders. The selected individual shall be subject to the prior approval of a super-majority of the Shareholders, which consent shall not unreasonably be withheld. A Shareholder's approval of a designated Director shall be deemed given if such Shareholder has not responded to a notice by the Chairman of the Board of the Company within 30 days of notice to the Shareholder of the identity of the selected individual. Upon selection and approval hereunder, such Qualified Successor shall for all purposes be deemed a Director of the Company and shall be subject to the Voting Agreement in the event of his/her death, incapacity, resignation or decision not to be a Director.

            1.1.22 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

            1.1.23 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four , Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of
      Section 3.5 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

            1.1.24 "YEAR ONE" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

            1.1.25 "YEAR TWO" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

            1.1.26 "YEAR THREE" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

            1.1.27 "YEAR FOUR" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

            1.1.28 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.

                                    ARTICLE 2

                               EMPLOYMENT AND TERM

      2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as President and Chief Executive Officer of Summit Global Logistics, Inc., with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between Executive and the Company or the Company's predecessors in interest with respect to Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

      2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in
Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

      2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                   ARTICLE 3

                            COMPENSATION AND BENEFITS

      3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Three Hundred Fifty Thousand United States Dollars (US$350,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the first day of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

      3.2   BONUSES. Such bonuses shall include the following:

            3.2.1 NON-COMPETE BONUS. As consideration for the Executive entering into this Agreement, the Company shall pay the Executive a bonus in the amount of One Hundred Fifteen Thousand United States Dollars (US$115,000) upon the condition that the executive agrees to be bound by the terms of Section 5.2 of this Agreement, as set forth in Article 5 hereof, hereinafter referred to as the "Non-Compete Bonus". The Non-Compete Bonus shall be payable in cash no later the thirtieth (30th) day following the date of this Agreement.

            3.2.2 MANAGEMENT INCENTIVE BONUSES. The Executive shall receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits C and D, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be paid the annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits C and D, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

      3.3 EQUITY COMPENSATION. On or about the Effective Date, or as soon as administratively practicable thereafter, the Executive shall receive grants under the Equity Incentive Plan as follows:

            3.3.1 INCENTIVE STOCK OPTIONS. A grant of an Incentive Stock Option, as defined in the Equity Incentive Plan, in respect of 160,000 shares of Common Stock, pursuant to an option grant agreement annexed as Exhibit E hereto.

            3.3.2 STOCK APPRECIATION RIGHTS. A grant of 120,000 Stock Appreciation Rights, as defined in the Equity Incentive Plan, each in respect of one share of Common Stock, pursuant to a Stock Appreciation Rights grant agreement annexed as Exhibit F hereto. The parties intend that such grant cover the approximate combined federal and state income tax liability associated with both (i) the number of shares of Common Stock with respect to which the Incentive Stock Option is exercised and
      (ii) the number of shares of Common Stock underlying the exercise of the Stock Appreciation Rights used to pay for the tax liability under clause
      (i).

All such grants and/or awards shall conform to the terms and conditions of the Equity Incentive Plan and the annexed grant agreements between the Company and the Executive. In its discretion, the Compensation Committee may make additional grants or awards to the Executive from time to time. If the Equity Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be entitled to the benefits due to him under Exhibits E and F, respectively, hereto, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the termination of the Equity Incentive Plan shall result in all unvested Incentive Stock Options and Stock Appreciation Rights granted to the Participant under Exhibits E and F, respectively, to be fully vested and exercisable.

      3.4 SERP BENEFITS. During the Employment Term, the Executive shall be entitled to participate in the Summit Global Logistics, Inc. Supplemental Executive Retirement Plan (the "SERP") in accordance with the terms thereof. Such eligibility to participate in the SERP shall commence effective as of the later of the Effective Date or the effective date of the SERP. The SERP is attached as Exhibit G hereto.

      3.5 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits as set forth in SCHEDULE A attached hereto, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

      3.6   INDEMNIFICATION AND INSURANCE.

            3.6.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section 3.6.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section
      3.6.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the

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

      Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or
      (ii) material breach of any of the provisions of this Agreement.

      3.7 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

      3.8 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.

                                    ARTICLE 4

                                   TERMINATION

      4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

      4.2   TERMINATION UNDER CERTAIN CIRCUMSTANCES.

            4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

            4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination

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

      Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

            4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                     4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                     4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

      4.3   Standard Termination Entitlements; Severance Benefits.

            4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                     4.3.1.1 the Executive's earned but unpaid compensation (including, without limitation, Base Salary, and all other items which constitute wages under applicable law, interpreting the term "wages" in the broadest possible sense) as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                     4.3.1.2 reimbursement for reasonable business expenses and authorized travel expenses incurred but still outstanding; and

                     4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the

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

                              Company, including, but not limited to, all plans or arrangements listed on SCHEDULE A, the Equity Incentive Plan and the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

            4.3.2 SEVERANCE BENEFITS. For all purposes of this Agreement, the Executive's "Severance Benefits" shall mean the benefits set forth in Exhibit H. If the Summit Global Logistics, Inc. Severance Benefit Plan, as set forth in Exhibit H, is terminated for any reason whatsover, whether by the Company or any other Person, the Executive shall be paid severance benefits identical to those set forth in Appendix A of such Plan, notwithstanding the termination of such Plan.

                                    ARTICLE 5

                              RESTRICTIVE COVENANTS

      5.1   PROPRIETARY INFORMATION.

            5.1.1    DISCLOSURE DURING THE EMPLOYMENT TERM. Subject to Section
      5.5 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

            5.1.2 DISCLOSURE AFTER EMPLOYMENT. In the event that the Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

      5.2 NON-COMPETITION. During the Employment Term and for twelve months after the date employment with the Company has ended, the Executive agrees, and shall cause each Person Controlled by him to agree, that he shall not, directly or indirectly, or through any Person Controlled by the Executive: (a) engage in any logistic activities competitive with the business of the Company and its Affiliates for his or their own account or for the account of any other

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

Person, or (b) become interested in any Person engaged in logistic activities competitive with the business of the Company and its Affiliates as a partner, shareholder, member, principal, agent, employee, trustee, consultant or in any other relationship or capacity.

      5.3 NON-SOLICITATION. During the Employment Term and for a period of twelve months after the date employment with the Company has ended, the Executive will not, directly or indirectly, use proprietary knowledge or information relating to the Company or its Affiliates obtained during the course of the Executive's employment with the Company for his own benefit or the benefit of any third party with the intention to, or which a reasonable person would construe to, (a) interfere with or disrupt any present relationship, contractual or otherwise, between the Company or its Affiliates and any customer, supplier, employee, consultant or other person having business dealings with the Company or its Affiliates, or (b) employ or solicit the employment or engagement by others of any employee or consultant of the Company or its Affiliates who was such an employee or consultant at the time of termination of the Executive's employment hereunder. Upon leaving the employment of the Company, the Executive shall notify his new employer of his obligations under this Agreement and grants consent to notification by the Company to the Executive's new employer concerning Executive's rights and obligations under this Agreement.

      5.4 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

      5.5 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

      5.6 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this
Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

      5.7 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                    ARTICLE 6

                               DISPUTE RESOLUTION

      6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.

            6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

            6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

            6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                   ARTICLE 7

                               GENERAL PROVISIONS

      7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

            If to the Executive:   Robert Agresti
                                   12 Hedden Place
                                   New Providence, NJ 07974

            If to the Company:     Summit Global Logistics, Inc.
                                   547 Boulevard
                                   Kenilworth, NJ 07033

            with a copy to:        David D. Gammell, Esq.
                                   Brown Rudnick Berlack Israels LLP
                                   One Financial Center
                                   Boston, MA 02111

or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

      7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

      7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the Company. In addition, any term of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs to by an instrument in writing signed by such party and delivered to the Company as reasonable time prior to the effective date of the waiver.

      7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

      7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

      7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

      7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

      7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

      7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      7.10 COUNTERPARTS. This Agreement be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                EXECUTIVE

                                                _____________________________
                                                Robert Agresti

                                                SUMMIT GLOBAL LOGISTICS, INC.

                                                By: _________________________
                                                    Name
                                                    Title:

                                   SCHEDULE A

                       EMPLOYEE BENEFIT SUMMARY TERM SHEET

      As of January 1, 2007, the Executive shall be eligible to participate in all of the retirement and welfare benefit plans sponsored, maintained or contributed to by FMI International, LLC and/or its affiliates or subsidiaries, which plans shall be amended accordingly. Without in any way limiting the generality of the foregoing, the Executive shall be entitled to participate in the following plans:

      o     FMI International, LLC 401(k) Profit Sharing Plan;

      o     FMI International West Health Plan;

      o     FMI International, LLC PPO Health Insurance Plan;

      o     FMI International, LLC Dental Plan; and the

      o     FMI International, LLC Life Insurance Plan.

                                    EXHIBIT C

                          ANNUAL BONUS GRANT AGREEMENT

      THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Robert Agresti (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

                  1.3 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.4 "EBITDA TARGET" means the Company's EBITDA for Fiscal Year 2007, 2008, 2009 or 2010, as applicable.

                  1.5   "FISCAL YEAR" means the calendar year.

                  1.6   "GAAP" means generally accepted accounting principles.

                  1.7 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

            2.    EBITDA TARGETS.

                  2.1   The EBITDA Target for Fiscal Year 2007 shall be
            $__________.

                  2.2   The EBITDA Target for Fiscal Year 2008 shall be
            $__________.

                  2.3   The EBITDA Target for Fiscal Year 2009 shall be
            $__________.

                  2.4   The EBITDA Target for Fiscal Year 2010 shall be
            $__________.

            3.    ANNUAL INCENTIVE BONUSES.

                  3.1 The Bonus for each of Fiscal Year 2007, Fiscal Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                        3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 50% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 75% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.3 If at least 100% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 100% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 3% of his Base Salary.

                        3.1.1.5 For each percentage point over 50 percentage points, up to 50 additional points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 4% of his Base Salary.

                  3.2 Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        EXECUTIVE

                                        __________________________________

                                        SUMMIT GLOBAL LOGISTICS, INC.

                                        By: _______________________________
                                            Name
                                            Title:

                                    EXHIBIT D

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Robert Agresti (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the __ day of __________, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the multi-year incentive bonus to be paid hereunder with respect to the Employment Term.

                  1.3 "DELTA ONE" means the excess, if any, of EBITDA for Fiscal Year 2009 over the EBITDA Target for Fiscal Year 2007.

                  1.4 "DELTA TWO" means the excess, if any, of EBITDA for Fiscal Year 2010 over the EBITDA Target for Fiscal Year 2008.

                  1.5 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.6   "EBITDA TARGET" means

                        1.6.1 For Fiscal Year 2007, $__________.

                        1.6.2 For Fiscal Year 2008, $__________.

                  1.7 "FIRST PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

                  1.8   "FISCAL YEAR" means the calendar year.

                  1.9 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

                  1.10  "GAAP" means generally accepted accounting principles.

                  1.11 "PERFORMANCE PERIOD" means the First Performance Period or the Second Performance Period, as applicable.

                  1.12 "SECOND PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

            2.    MULTI-YEAR BONUS.

                  2.1 FIRST PERFORMANCE PERIOD. If, with respect to the First Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

                  2.2 SECOND PERFORMANCE PERIOD. If, with respect to the Second Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

            3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

            4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           EXECUTIVE
                                           _____________________________________

                                           SUMMIT GLOBAL LOGISTICS, INC.

                                           By: _________________________________
                                               Name
                                               Title:

                                    EXHIBIT E

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

      Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which are incorporated herein by reference (together, the "AWARD AGREEMENT"). Terms not defined herein shall have their respective meanings under the Plan.

PARTICIPANT (the "PARTICIPANT")
Robert Agresti

GRANT

The undersigned Participant has been granted an Option to purchase Common Stock of Summit Global Logistics, Inc. (the "COMPANY"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

DATE OF GRANT               November 8, 2006   TOTAL NUMBER OF
                                               SHARES GRANTED         160,000

VESTING COMMENCEMENT DATE   November 8, 2006   TYPE OF OPTION         [X] Incentive Stock Option

EXERCISE PRICE PER SHARE    $10.00                                    Non-Statutory Stock Option

TOTAL EXERCISE PRICE        $1,600,000         TERM/EXPIRATION DATE   5 years from Date of Grant

VESTING SCHEDULE:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

         ANNIVERSARY OF GRANT DATE        % OF GRANT (OR # OF SHARES) VESTED

    One-Year Anniversary of Grant Date                    50%

    Two-Year Anniversary of Grant Date                   100%

The Option shall vest in full upon the earliest to occur of a Change in Control, the Participant's death, the Participant's Disability, the Participant's Retirement, the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment without Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) for Good Reason.

Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume this Option in accordance with its terms or (ii) pay the Participant, for each Share not previously exercised, the greater of (A) the transaction consideration per Share or (B) the Exercise Price per Share. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

Vesting of this Option shall cease, and unvested Option Shares shall be forfeited, upon the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment for Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) other than for Good Reason.

PARTICIPANT                                    SUMMIT GLOBAL LOGISTICS, INC.

_________________________________              _________________________________
Signature                                      By

________________________________              _________________________________
Robert Agresti                                 Title
12 Hedden Place
New Providence, NJ 07974

                          SUMMIT GLOBAL LOGISTICS, INC.
                                  STOCK OPTION
                                   AWARD TERMS

      1. GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the 2006 Equity Incentive Plan (the "PLAN"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

      2.    EXERCISE OF OPTION.

            i RIGHT TO EXERCISE. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

            ii METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES") and the Participant's agreement to be subject to such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price in accordance with the cashless exercise provisions of Section 6g of the Plan.

      3. TERMINATION. This Option shall be exercisable for three months after the Participant ceases to be an Employee; provided, however, if the relationship is terminated by the Company for Cause, or voluntarily by the Participant other than for Good Reason, the Option shall terminate immediately. Upon the Participant's death or Disability, this Option may be exercised for twelve (12) months after the termination of employment. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

      4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the method of payment of consideration for such shares would constitute a violation of any applicable law.

      5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

      6. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

      7. UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            i EXERCISE OF ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

            ii EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise if such withholding amounts are not delivered at the time of exercise.

            iii NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option, including through a cashless exercise, on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

            iv WITHHOLDING. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes. Currently, neither federal income nor federal employment tax withholding is required with respect to an Incentive Stock Option.

      8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME.

      Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

                                    EXHIBIT A

                           2006 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

Company Name
Address
City, State, Zip Code

Attention: President

      1. EXERCISE OF OPTION. Effective as of today, ______________, 200__, the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "SHARES") of_________ (the "COMPANY") under and pursuant to the 2006 Equity Incentive Plan (the "PLAN") and the Stock Option Award Agreement dated ____________, 200__ (the "AWARD AGREEMENT").

      2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and pursuant to the cashless exercise provisions of
            Section 6g of the Plan.

      3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

      4. RIGHTS AS STOCKHOLDER. The Participant shall not have any rights of a stockholder upon exercise of the Option, which shall be settled solely in cash.

      5. TAX CONSULTATION. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

      6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

      7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

      8. GOVERNING LAW. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:                              Accepted by:

PARTICIPANT                                SUMMIT GLOBAL LOGISTICS, INC.

______________________________________     _____________________________________
Signature                                  By

______________________________________     _____________________________________
Print Name                                 Title

ADDRESS:                                   ADDRESS:
______________________________________
                                           Type in address

______________________________________     City, State, Zip code

                                           _____________________________________
                                           Date Received

                                    EXHIBIT F

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

Name of SAR Holder: Robert Agresti

Address of SAR Holder: 12 Hedden Place, New Providence, NJ 07974

Number of SARs: 120,000, each representing a share of Common Stock

Initial SAR Value: $1,200,000

Grant Date: November 8, 2006

      Pursuant to and in accordance with the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, as amended from time to time (the "Plan"), this Stock Appreciation Rights Agreement (the "SAR Agreement") evidences the issuance to the person named above (the "SAR Holder") by Summit Global Logistics, Inc. (the "Company"), effective as of the date set forth above (the "Grant Date"), of a number of stock appreciation rights set forth above (the "SARs"). The SARs will be valued in accordance with, and are subject to the terms, definitions and provisions of, the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

      Subject to the terms and conditions of the Plan, and subject to the determination of the Compensation Committee in its sole discretion to accelerate the vesting schedule hereunder, the SARs issued hereunder shall vest and become vested SARs on the respective dates indicated below:

       Incremental (Aggregate  Number)
       of SARs to be Vested SARs              Vesting Date/Percent

               60,000 (60,000)               FIRST ANNIVERSARY OF GRANT
                                             DATE -- 50%

              60,000 (120,000)               SECOND ANNIVERSARY OF GRANT
                                             DATE -- 100%

      All SARs granted hereunder shall be vested in full upon the earliest to occur of a Change in Control or the death, Disability, Retirement or voluntary termination for Good Reason of the SAR Holder. Vested SARs may be exercised at any time within five (5) years following the Grant Date.

      Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13.f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume the SARs in accordance with their terms or (ii) pay the Participant, for each share of Common Stock underlying each SAR not previously exercised, the greater of (A) the transaction consideration per share of Common Stock underlying each SAR or (B) the Initial SAR Value per share of Common Stock. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

      Vesting of the SARs shall cease, and unvested SARs shall be terminated, upon termination of employment of the SAR Holder with the Business Entity that employs him or her for Cause or other than for Good Reason.

      The SAR Holder shall have no rights as a stockholder of the Company by virtue of having been issued the SARs and shall have only the rights specifically provided in the Plan.

      By executing this SAR Agreement, the SAR Holder acknowledges receipt of the Plan (a copy of which is attached hereto) and represents that he or she has read and the terms and provisions of the Plan and accepts the issuance of the SARs subject to all of such terms and provisions.

                                         SUMMIT GLOBAL LOGISTICS, INC.

                                         By: ___________________________________

                                             Name:

                                             Title: ____________________________

                                         ACKNOWLEDGED AND AGREED BY SAR
                                         HOLDER:

                                             Name:

                                             Signature: ________________________

                           2006 EQUITY INCENTIVE PLAN
                            STOCK APPRECIATION RIGHT

                                 EXERCISE NOTICE

      Pursuant to the provisions of the Summit Global Logistics, Inc. 2006 Equity Incentive Plan (the "Plan") and that certain Stock Appreciation Rights Agreement by and between Summit Global Logistics, Inc. (the "Company") and ____________ (the "Grantee") as of _______________ __, 20__, I, the Grantee,
hereby exercise the Stock Appreciation Rights granted under the terms of the Plan to the extent of __________ shares of the Common Stock of the Company (the "SARs"). If applicable, I deliver to the Company herewith payment for tax withholding with respect to the exercise of the SARs in the amount of $__________.

TO BE COMPLETED BY THE GRANTEE

          A.   Number of SARs:                          ______________

          B.   Initial SAR Value                        $_____________

          C.   Total Initial SAR Value of
               Shares (A x B):                          $_____________

TO BE COMPLETED BY THE COMPANY

          D.   Value per share of Common Stock, as of
               __________, times the number of shares
               being exercised (A):                     $_____________

          E.   TOTAL PAYMENT
               DUE (D - C):                             $_____________

Date: ____________________                  ____________________________________
                                            Grantee

                                            ____________________________________
                                            Address

                                            ____________________________________
                                            Social Security Number

                                                                       Exhibit G

                              EMPLOYMENT AGREEMENT

            THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006, by and between Paul Shahbazian, residing at 1038 Koelle Boulevard, Secaucus, NJ 07094 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, the Executive is expected to make a major contribution to the growth, profitability and financial strength of the Company; and

            WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

            1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

            1.1.2    "BASE SALARY" shall have the meaning set forth in section
      3.1.

            1.1.3    "BOARD" means the Board of Directors of the Company.

            1.1.4 "CHANGE IN CONTROL" means the occurrence of the first step (e.g., commencement of negotiations) in a process that results in any one of the following events:

                     1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 20% of the (A) then outstanding voting stock of a Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

                     1.1.4.2 an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

                     1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

                     1.1.4.4 a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

                     1.1.4.5 a reorganization, merger or consolidation in which the Company is a party;

                     1.1.4.6 the sale, exchange, or transfer of all or substantially all of the assets of the Company;

                     1.1.4.7 the bankruptcy, liquidation or dissolution of the Company; or

                     1.1.4.8 any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

            1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                     1.1.5.1 material act of dishonesty with respect to the Company;

                     1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                     1.1.5.3 other misconduct, such as excessive absenteeism, or material failure to comply with Company rules.

            1.1.6    "CODE" means the Internal Revenue Code of 1986, as amended.

            1.1.7 "COMMON STOCK" means the common stock of the Company, par value of $.001 per share.

            1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

            1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of
      Section 162(m) of the Code.

            1.1.10   "CONFIDENTIAL INFORMATION" means:

                     1.1.10.1 proprietary information, trade secrets and
                              know-how of the Company and/or its Affiliates;

                     1.1.10.2 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                     1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

                     provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates,
                     (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

            1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

            1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a period of at least 180 days, as determined in good faith by a physician appointed by the Company.

            1.1.13 "EFFECTIVE DATE" means the date of Closing as defined in that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

            1.1.14   "EMPLOYMENT TERM" shall have the meaning set forth in
      section 2.2.

            1.1.15 "EQUITY INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, attached as Exhibit A hereto.

            1.1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            1.1.17   "FISCAL YEAR" means the calendar year.

            1.1.18   "GOOD REASON" means the occurrence of any of the following:

                     1.1.18.1 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.18.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                     1.1.18.2 any failure by the Company to pay the Executive
                              any portion of the Base Salary or other payments to which the Executive is entitled under Sections
                              3.1 through 3.5 hereof, provided, however, that prior to any termination pursuant to this Section
                              1.1.18.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts or omissions and no less than 30 days to cure the same;

                     1.1.18.3 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation;

                     1.1.18.4 a material breach by the Company of any of the
                              material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.18.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same; or

                     1.1.18.5 an event described in Section 1.1.4.4 hereof
                              occurs.

            1.1.19 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit B hereto.

            1.1.20 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

            1.1.21 "QUALIFIED SUCCESSOR" means in the event there is a vacancy in the Board occurring between annual meetings as a result of death, incapacity or resignation, or if one or more of the Directors shall decline to stand for election to the Board or, if he is unable or unwilling to so serve, then the shareholders that are party to that certain voting agreement ("Voting Agreement") dated on or about the date hereof between the Company and the parties thereto to elect Messrs. Agresti, DeSaye, MacAvery and McQuiston (the "Shareholders") shall designate one or more individuals of standing within the business world reasonably comparable to that of such Director (each a "Qualified Successor") as one or more successor Directors in the following manner. The Shareholders shall select an individual to serve as the Qualified Successor, which individual shall be independent both of the Company (except through proposed service as a member of the Board or a subsidiary of the Company) and of the Shareholders. The selected individual shall be subject to the prior approval of a super-majority of the Shareholders, which consent shall not unreasonably be withheld. A Shareholder's approval of a designated Director shall be deemed given if such Shareholder has not responded to a notice by the Chairman of the Board of the Company within 30 days of notice to the Shareholder of the identity of the selected individual. Upon selection and approval hereunder, such Qualified Successor shall for all purposes be deemed a Director of the Company and shall be subject to the Voting Agreement in the event of his/her death, incapacity, resignation or decision not to be a Director.

            1.1.22 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

            1.1.23 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four , Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of
      Section 3.5 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

            1.1.24 "YEAR ONE" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

            1.1.25 "YEAR TWO" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

            1.1.26 "YEAR THREE" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

            1.1.27 "YEAR FOUR" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

            1.1.28 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.

                                    ARTICLE 2

                               EMPLOYMENT AND TERM

      2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Chief Financial Officer of Summit Global Logistics, Inc., with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between Executive and the Company or the Company's predecessors in interest with respect to Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

      2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in
Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

      2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                    ARTICLE 3

                            COMPENSATION AND BENEFITS

      3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Two Hundred Fifty Thousand United States Dollars (US$250,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the first day of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under
Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

      3.2   BONUSES. Such bonuses shall include the following:

            3.2.1 NON-COMPETE BONUS. As consideration for the Executive entering into this Agreement, the Company shall pay the Executive a bonus in the amount of Forty-Five Thousand United States Dollars (US$45,000) upon the condition that the executive agrees to be bound by the terms of
      Section 5.2 of this Agreement, as set forth in Article 5 hereof, hereinafter referred to as the "Non-Compete Bonus". The Non-Compete Bonus shall be payable in cash no later the thirtieth (30th) day following the date of this Agreement.

            3.2.2 MANAGEMENT INCENTIVE BONUSES. The Executive shall receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits C and D, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be paid the annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits C and D, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

      3.3 EQUITY COMPENSATION. On or about the Effective Date, or as soon as administratively practicable thereafter, the Executive shall receive grants under the Equity Incentive Plan as follows:

            3.3.1 INCENTIVE STOCK OPTIONS. A grant of an Incentive Stock Option, as defined in the Equity Incentive Plan, in respect of 72,000 shares of Common Stock, pursuant to an option grant agreement annexed as Exhibit E hereto.

            3.3.2 STOCK APPRECIATION RIGHTS. A grant of 54,000 Stock Appreciation Rights, as defined in the Equity Incentive Plan, each in respect of one share of Common Stock, pursuant to a Stock Appreciation Rights grant agreement annexed as Exhibit F hereto. The parties intend that such grant cover the approximate combined federal and state income tax liability associated with both (i) the number of shares of Common Stock with respect to which the Incentive Stock Option is exercised and
      (ii) the number of shares of Common Stock underlying the exercise of the Stock Appreciation Rights used to pay for the tax liability under clause
      (i).

All such grants and/or awards shall conform to the terms and conditions of the Equity Incentive Plan and the annexed grant agreements between the Company and the Executive. In its discretion, the Compensation Committee may make additional grants or awards to the Executive from time to time. If the Equity Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be entitled to the benefits due to him under Exhibits E and F, respectively, hereto, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the termination of the Equity Incentive Plan shall result in all unvested Incentive Stock Options and Stock Appreciation Rights granted to the Participant under Exhibits E and F, respectively, to be fully vested and exercisable.

      3.4 SERP BENEFITS. During the Employment Term, the Executive shall be entitled to participate in the Summit Global Logistics, Inc. Supplemental Executive Retirement Plan (the "SERP") in accordance with the terms thereof. Such eligibility to participate in the SERP shall commence effective as of the later of the Effective Date or the effective date of the SERP. The SERP is attached as Exhibit G hereto.

      3.5 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits as set forth in SCHEDULE A attached hereto, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

      3.6   INDEMNIFICATION AND INSURANCE.

            3.6.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section 3.6.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section
      3.6.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the

      Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or
      (ii) material breach of any of the provisions of this Agreement.

      3.7 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

            3.8 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.

                                    ARTICLE 4

                                   TERMINATION

      4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

      4.2   TERMINATION UNDER CERTAIN CIRCUMSTANCES.

            4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

            4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination

      Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

            4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                     4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                     4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

      4.3   STANDARD TERMINATION ENTITLEMENTS; SEVERANCE BENEFITS.

            4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                     4.3.1.1 the Executive's earned but unpaid compensation (including, without limitation, Base Salary, and all other items which constitute wages under applicable law, interpreting the term "wages" in the broadest possible sense) as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                     4.3.1.2 reimbursement for reasonable business expenses and authorized travel expenses incurred but still outstanding; and

                     4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the Company, including, but not limited to, all plans or arrangements listed on SCHEDULE A, the Equity Incentive Plan and the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

            4.3.2 SEVERANCE BENEFITS. For all purposes of this Agreement, the Executive's "Severance Benefits" shall mean the benefits set forth in Exhibit H. If the Summit Global Logistics, Inc. Severance Benefit Plan, as set forth in Exhibit H, is terminated for any reason whatsover, whether by the Company or any other Person, the Executive shall be paid severance benefits identical to those set forth in Appendix A of such Plan, notwithstanding the termination of such Plan.

                                    ARTICLE 5

                              RESTRICTIVE COVENANTS

      5.1   PROPRIETARY INFORMATION.

            5.1.1    DISCLOSURE DURING THE EMPLOYMENT TERM. Subject to Section
      5.5 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

            5.1.2 DISCLOSURE AFTER EMPLOYMENT. In the event that the Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

      5.2 NON-COMPETITION. During the Employment Term and for twelve months after the date employment with the Company has ended, the Executive agrees, and shall cause each Person Controlled by him to agree, that he shall not, directly or indirectly, or through any Person Controlled by the Executive: (a) engage in any logistic activities competitive with the business of the Company and its Affiliates for his or their own account or for the account of any other Person, or (b) become interested in any Person engaged in logistic activities competitive with the business of the Company and its Affiliates as a partner, shareholder, member, principal, agent, employee, trustee, consultant or in any other relationship or capacity.

      5.3 NON-SOLICITATION. During the Employment Term and for a period of twelve months after the date employment with the Company has ended, the Executive will not, directly or indirectly, use proprietary knowledge or information relating to the Company or its Affiliates obtained during the course of the Executive's employment with the Company for his own benefit or the benefit of any third party with the intention to, or which a reasonable person would construe to, (a) interfere with or disrupt any present relationship, contractual or otherwise, between the Company or its Affiliates and any customer, supplier, employee, consultant or other person having business dealings with the Company or its Affiliates, or (b) employ or solicit the employment or engagement by others of any employee or consultant of the Company or its Affiliates who was such an employee or consultant at the time of termination of the Executive's employment hereunder. Upon leaving the employment of the Company, the Executive shall notify his new employer of his obligations under this Agreement and grants consent to notification by the Company to the Executive's new employer concerning Executive's rights and obligations under this Agreement.

      5.4 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

      5.5 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

      5.6 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the

Company's legitimate business interests. If, however, this Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

      5.7 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                    ARTICLE 6

                               DISPUTE RESOLUTION

      6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.

            6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

            6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

            6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                    ARTICLE 7

                               GENERAL PROVISIONS

      7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

            If to the Executive:       Paul Shahbazian
                                       1038 Koelle Boulevard
                                       Secaucus, NJ 07094

            If to the Company:         Summit Global Logistics, Inc.
                                       547 Boulevard
                                       Kenilworth, NJ 07033

            With a copy to:            David D. Gammell, Esq.
                                       Brown Rudnick Berlack Israels LLP
                                       One Financial Center
                                       Boston, MA 02111

or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

      7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

      7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the Company. In addition, any term of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs to by an instrument in writing signed by such party and delivered to the Company as reasonable time prior to the effective date of the waiver.

      7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

      7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

      7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

      7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

      7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

      7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      7.10 COUNTERPARTS. This Agreement be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      7.11 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                             EXECUTIVE

                                             __________________________________
                                             Paul Shahbazian

                                             SUMMIT GLOBAL LOGISTICS, INC.

                                             By: ______________________________
                                                 Name
                                                 Title:

                                   SCHEDULE A

                       EMPLOYEE BENEFIT SUMMARY TERM SHEET

      As of January 1, 2007, the Executive shall be eligible to participate in all of the retirement and welfare benefit plans sponsored, maintained or contributed to by FMI International, LLC and/or its affiliates or subsidiaries, which plans shall be amended accordingly. Without in any way limiting the generality of the foregoing, the Executive shall be entitled to participate in the following plans:

      o     FMI International, LLC 401(k) Profit Sharing Plan;

      o     FMI International West Health Plan;

      o     FMI International, LLC PPO Health Insurance Plan;

      o     FMI International, LLC Dental Plan; and the

      o     FMI International, LLC Life Insurance Plan.

                                    EXHIBIT C

                          ANNUAL BONUS GRANT AGREEMENT

      THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Paul Shahbazian (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

                  1.3 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.4 "EBITDA TARGET" means the Company's EBITDA for Fiscal Year 2007, 2008, 2009 or 2010, as applicable.

                  1.5   "FISCAL YEAR" means the calendar year.

                  1.6   "GAAP" means generally accepted accounting principles.

                  1.7 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

            2.    EBITDA TARGETS.

                  2.1   The EBITDA Target for Fiscal Year 2007 shall be
            $__________.

                  2.2   The EBITDA Target for Fiscal Year 2008 shall be
            $__________.

                  2.3   The EBITDA Target for Fiscal Year 2009 shall be
            $__________.

                  2.4   The EBITDA Target for Fiscal Year 2010 shall be
            $__________.

            3.    ANNUAL INCENTIVE BONUSES.

                  3.1 The Bonus for each of Fiscal Year 2007, Fiscal Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                              3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 45% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                              3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 67.50% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                              3.1.1.3 If at least 100% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 100% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                              3.1.1.4  For each percentage point, up to 50
                        percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.70% of his Base Salary.

                              3.1.1.5  For each percentage point over 50
                        percentage points, up to 50 additional points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 3.60% of his Base Salary.

                  3.2 Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        EXECUTIVE

                                        __________________________________
                                        Paul Shahbazian

                                        SUMMIT GLOBAL LOGISTICS, INC.

                                        By: _______________________________
                                            Name
                                            Title:

                                    EXHIBIT D

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Paul Shahbazian (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the __ day of __________, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the multi-year incentive bonus to be paid hereunder with respect to the Employment Term.

                  1.3 "DELTA ONE" means the excess, if any, of EBITDA for Fiscal Year 2009 over the EBITDA Target for Fiscal Year 2007.

                  1.4 "DELTA TWO" means the excess, if any, of EBITDA for Fiscal Year 2010 over the EBITDA Target for Fiscal Year 2008.

                  1.5 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.6   "EBITDA TARGET" means

                        1.6.1 For Fiscal Year 2007, $__________.

                        1.6.2 For Fiscal Year 2008, $__________.

                  1.7 "FIRST PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

                  1.8   "FISCAL YEAR" means the calendar year.

                  1.9 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

                  1.10  "GAAP" means generally accepted accounting principles.

                  1.11 "PERFORMANCE PERIOD" means the First Performance Period or the Second Performance Period, as applicable.

                  1.12 "SECOND PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

            2.    MULTI-YEAR BONUS.

                  2.1 FIRST PERFORMANCE PERIOD. If, with respect to the First Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

                  2.2 SECOND PERFORMANCE PERIOD. If, with respect to the Second Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

            3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

            4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           EXECUTIVE

                                           __________________________________
                                           Paul Shahbazian

                                           SUMMIT GLOBAL LOGISTICS, INC.

                                           By: _______________________________
                                               Name
                                               Title:

                                    EXHIBIT E

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

      Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which are incorporated herein by reference (together, the "AWARD AGREEMENT"). Terms not defined herein shall have their respective meanings under the Plan.

PARTICIPANT (the "PARTICIPANT")
Paul Shahbazian

GRANT

The undersigned Participant has been granted an Option to purchase Common Stock of Summit Global Logistics, Inc. (the "COMPANY"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

DATE OF GRANT               November 8, 2006   TOTAL NUMBER OF SHARES
                                               GRANTED                  72,000

VESTING COMMENCEMENT DATE   November 8, 2006   TYPE OF OPTION           [X] Incentive Stock Option

EXERCISE PRICE PER SHARE    $10.00                                      Non-Statutory Stock
                                                                        Option

TOTAL EXERCISE PRICE        $720,000           TERM/EXPIRATION DATE     5 years from Date of Grant

VESTING SCHEDULE:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

              ANNIVERSARY OF GRANT DATE       % OF GRANT (OR # OF SHARES) VESTED

         One-Year Anniversary of Grant Date                   50%

         Two-Year Anniversary of Grant Date                  100%

The Option shall vest in full upon the earliest to occur of a Change in Control, the Participant's death, the Participant's Disability, the Participant's Retirement, the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment without Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) for Good Reason.

Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume this Option in accordance with its terms or (ii) pay the Participant, for each Share not previously exercised, the greater of (A) the transaction consideration per Share or (B) the Exercise Price per Share. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

Vesting of this Option shall cease, and unvested Option Shares shall be forfeited, upon the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment for Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) other than for Good Reason.

PARTICIPANT                                SUMMIT GLOBAL LOGISTICS, INC.

________________________________________   _____________________________________
Signature                                  By

________________________________________   _____________________________________
Paul Shahbazian                            Title
1038 Koelle Boulevard
Secaucus, NJ 07094

                          SUMMIT GLOBAL LOGISTICS, INC.
                                  STOCK OPTION
                                   AWARD TERMS

      1. GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the 2006 Equity Incentive Plan (the "PLAN"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

      2.    EXERCISE OF OPTION.

            i RIGHT TO EXERCISE. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

            ii METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES") and the Participant's agreement to be subject to such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price in accordance with the cashless exercise provisions of Section 6g of the Plan.

      3. TERMINATION. This Option shall be exercisable for three months after the Participant ceases to be an Employee; provided, however, if the relationship is terminated by the Company for Cause, or voluntarily by the Participant other than for Good Reason, the Option shall terminate immediately. Upon the Participant's death or Disability, this Option may be exercised for twelve (12) months after the termination of employment.

            In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

      4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the method of payment of consideration for such shares would constitute a violation of any applicable law.

      5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

      6. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

      7. UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            i EXERCISE OF ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

            ii EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise if such withholding amounts are not delivered at the time of exercise.

            iii NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option, including through a cashless exercise, on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

            iv WITHHOLDING. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes. Currently, neither federal income nor federal employment tax withholding is required with respect to an Incentive Stock Option.

      8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT

            OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME.

      Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

                                    EXHIBIT A

                           2006 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

Company Name
Address
City, State, Zip Code

Attention: President

      1. EXERCISE OF OPTION. Effective as of today, ______________, 200__, the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "SHARES") of_________ (the "COMPANY") under and pursuant to the 2006 Equity Incentive Plan (the "PLAN") and the Stock Option Award Agreement dated ____________, 200__ (the "AWARD AGREEMENT").

      2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and pursuant to the cashless exercise provisions of
            Section 6g of the Plan.

      3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

      4. RIGHTS AS STOCKHOLDER. The Participant shall not have any rights of a stockholder upon exercise of the Option, which shall be settled solely in cash.

      5. TAX CONSULTATION. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

      6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

      7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

      8. GOVERNING LAW. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:                             Accepted by:

PARTICIPANT                               SUMMIT GLOBAL LOGISTICS, INC.

_______________________________________   ______________________________________
Signature                                 By

_______________________________________   ______________________________________
Print Name                                Title

ADDRESS:                                  ADDRESS:

                                          Type in address
_______________________________________

                                          City, State, Zip code
_______________________________________

                                          ______________________________________
                                          Date Received

                                    EXHIBIT F

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

Name of SAR Holder: Paul Shahbazian

Address of SAR Holder: 1038 Koelle Boulevard, Secaucus, NJ 07094

Number of SARs: 54,000, each representing a share of Common Stock

Initial SAR Value: $540,000

Grant Date: November 8, 2006

      Pursuant to and in accordance with the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, as amended from time to time (the "Plan"), this Stock Appreciation Rights Agreement (the "SAR Agreement") evidences the issuance to the person named above (the "SAR Holder") by Summit Global Logistics, Inc. (the "Company"), effective as of the date set forth above (the "Grant Date"), of a number of stock appreciation rights set forth above (the "SARs"). The SARs will be valued in accordance with, and are subject to the terms, definitions and provisions of, the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

      Subject to the terms and conditions of the Plan, and subject to the determination of the Compensation Committee in its sole discretion to accelerate the vesting schedule hereunder, the SARs issued hereunder shall vest and become vested SARs on the respective dates indicated below:

         Incremental  (Aggregate  Number)
         of SARs to be Vested SARs         Vesting Date/Percent

         27,000 (27,000)                   FIRST  ANNIVERSARY  OF GRANT
                                           DATE -- 50%

         27,000 (54,000)                   SECOND  ANNIVERSARY OF GRANT
                                           DATE -- 100%

      All SARs granted hereunder shall be vested in full upon the earliest to occur of a Change in Control or the death, Disability, Retirement or voluntary termination for Good Reason of the SAR Holder. Vested SARs may be exercised at any time within five (5) years following the Grant Date.

      Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13.f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume the SARs in accordance with their terms or (ii) pay the Participant, for each share of Common Stock underlying each SAR not previously exercised, the greater of (A) the transaction consideration per share of Common Stock underlying each SAR or (B) the Initial SAR Value per share of Common Stock. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

      Vesting of the SARs shall cease, and unvested SARs shall be terminated, upon termination of employment of the SAR Holder with the Business Entity that employs him or her for Cause or other than for Good Reason.

      The SAR Holder shall have no rights as a stockholder of the Company by virtue of having been issued the SARs and shall have only the rights specifically provided in the Plan.

      By executing this SAR Agreement, the SAR Holder acknowledges receipt of the Plan (a copy of which is attached hereto) and represents that he or she has read and the terms and provisions of the Plan and accepts the issuance of the SARs subject to all of such terms and provisions.

                                         SUMMIT GLOBAL LOGISTICS, INC.

                                         By: ___________________________________


                                            Name:

                                            Title: _____________________________


                                         ACKNOWLEDGED AND AGREED BY SAR HOLDER:

                                            Name:

                                            Signature: _________________________

                           2006 EQUITY INCENTIVE PLAN
                            STOCK APPRECIATION RIGHT

                                 EXERCISE NOTICE

            Pursuant to the provisions of the Summit Global Logistics, Inc. 2006 Equity Incentive Plan (the "Plan") and that certain Stock Appreciation Rights Agreement by and between Summit Global Logistics, Inc. (the "Company") and ____________ (the "Grantee") as of _______________ __, 20__, I, the Grantee,
hereby exercise the Stock Appreciation Rights granted under the terms of the Plan to the extent of __________ shares of the Common Stock of the Company (the "SARs"). If applicable, I deliver to the Company herewith payment for tax withholding with respect to the exercise of the SARs in the amount of $__________.

TO BE COMPLETED BY THE GRANTEE

            A.    Number of SARs:                          _______________

            B.    Initial SAR Value                        $ _____________

            C.    Total Initial SAR Value of
                  Shares (A x B):                          $ _____________

TO BE COMPLETED BY THE COMPANY

            D.    Value per share of Common Stock, as of
                  __________, times the
                  number of shares being
                  exercised (A):                           $ _____________

            E.    TOTAL PAYMENT
                  DUE (D - C):                             $ _____________

Date: __________________                    ____________________________________
                                            Grantee

                                            ____________________________________
                                            Address

                                            ____________________________________
                                            Social Security Number

                                                                       Exhibit H

                              EMPLOYMENT AGREEMENT



                 THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006 by and between Gregory DeSaye, residing at 13 Driftwood Lane, Colts Neck, NJ 07722 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation, and its subsidiaries (the "Company").

                                   BACKGROUND

                 WHEREAS, the Executive is expected to make a major contribution to the growth, profitability and financial strength of the Company; and

                 WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

                 NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:



                                   ARTICLE 1

                                   DEFINITIONS

     1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

          1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

          1.1.2 "BASE SALARY" shall have the meaning set forth in section 3.1.

          1.1.3 "BOARD" means the Board of Directors of Summit.

          1.1.4 "CHANGE IN CONTROL" means the occurrence of any of the following:

                  1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 50% of the (A) then outstanding voting stock of Summit; or (B) the combined voting power of the then outstanding securities of Summit entitled to vote;

                  1.1.4.2 an ownership change in which the shareholders of Summit before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial or legal interest in the voting stock of Summit after such transaction, or in which Summit is not the surviving company;

                  1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of Summit of all or substantially all of the assets of Summit; or

                  1.1.4.4   the bankruptcy of Summit.

          1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                  1.1.5.1 material act of dishonesty with respect to the Company;

                  1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                  1.1.5.3 other misconduct, such as excessive absenteeism or material failure to comply with Company rules.

          1.1.6 "CODE" means the Internal Revenue Code of 1986, as amended.


          1.1.7 "COMMON STOCK" means the common stock of Summit.

          1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

          1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of Section 162(m) of the Code.

          1.1.10 "CONFIDENTIAL INFORMATION" means:

                  1.1.10.1 proprietary information, trade secrets and know-how of the Company and/or its Affiliates;

                  1.1.10.2 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                  1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

          provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

          1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

          1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a continuous period of at least 180 days, as determined in good faith by a physician appointed by the Company.

          1.1.13 "EFFECTIVE DATE" means the date of the Closing as defined in the Purchase Agreement.

          1.1.14 "EMPLOYMENT TERM" shall have the meaning set forth in section 2.2.

          1.1.15 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          1.1.16 "FISCAL YEAR" means the calendar year.

          1.1.17 "GOOD REASON" means the occurrence of any of the following:

                  1.1.17.1 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.17.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                  1.1.17.2 any failure by the Company to pay the Executive any portion of the Base Salary or other payments to which the Executive is entitled, provided, however, that prior to any termination pursuant to this
                            Section 1.1.17.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts and omissions and no less than 30 days to cure the same;

                  1.1.17.3 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation; or

                  1.1.17.4 a material breach by the Company of any of the material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.17.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same.

          1.1.18 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit A hereto.

          1.1.19 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

          1.1.20 "PURCHASE AGREEMENT" means that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

          1.1.21 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

          1.1.22 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four or Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of
     Section 3.3 hereof,  and only for such
     purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

          1.1.23 "YEAR ONE" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

          1.1.24 "YEAR TWO" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

          1.1.25 "YEAR THREE" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

          1.1.26 "YEAR FOUR" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

          1.1.27 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.



                                   ARTICLE 2

                               EMPLOYMENT AND TERM

     2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Division Chairman of FMI Holdco I, LLC, with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between the Executive and the Company or the Company's predecessors in interest with respect to the Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

     2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in Article 4, shall terminate upon the eighteen (18) month anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of five (5) continuous years beginning with the Effective Date.

     2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                   ARTICLE 3

                            COMPENSATION AND BENEFITS

     3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of One Hundred Eighty Thousand United Stated Dollars (U.S. $180,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, and, if applicable, Year Three, Year Four and Year Five, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the commencement of Year Two, Year Three, Year Four and Year Five, respectively, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

     3.2 BONUSES. The Executive shall receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Annual Bonus Grant Agreement is attached as Exhibit B hereto.

     3.3 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the
Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

     3.4 INDEMNIFICATION AND INSURANCE.

               3.4.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section 3.4.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

               3.4.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section 3.4.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

               3.4.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or (ii) material breach of any of the provisions of this Agreement.

     3.5 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

     3.6 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.



                                   ARTICLE 4

                                   TERMINATION

     4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

     4.2 TERMINATION UNDER CERTAIN CIRCUMSTANCES.

          4.2.1  TERMINATION  WITHOUT  SEVERANCE  BENEFITS.  In  the  event  the
     Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

          4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section
     4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

          4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                  4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                  4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

     4.3 Standard Termination Entitlements; Severance Benefits.

          4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                  4.3.1.1 the Executive's earned but unpaid compensation as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                  4.3.1.2   reimbursement  for reasonable  business expenses and
                            authorized   travel  expenses   incurred  but  still
                            outstanding; and

                  4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the
                            Company, including, but not limited to, the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

          4.3.2 SEVERANCE BENEFIT. For all purposes of this Agreement, the Executive's "Severance Benefit" shall mean the benefit set forth in Schedule A attached hereto.

                                   ARTICLE 5

                              RESTRICTIVE COVENANTS

     5.1 PROPRIETARY INFORMATION.

          5.1.1 DISCLOSURE DURING THE EMPLOYMENT TERM. Subject to Section 5.4 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

          5.1.2 DISCLOSURE AFTER EMPLOYMENT. In the event that the Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

     5.2 NON-COMPETITION.

          5.2.1 PROHIBITION AGAINST COMPETITION. The Executive acknowledges that during the Employment Term he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services have been and will be of special, unique and extraordinary value to the Company. The Executive agrees that, in consideration of the payments made to the Executive hereunder, during the Employment Term and for one year following the Employment Term and/or for two years following the early termination of the Employment Period for any reason provided for by Section 4.2 (the "Noncompete Period"), he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in the provision of logistics services, including, but not limited to, (a) air and ocean freight forwarding worldwide, and (b) transloading, warehousing, distribution, value-added and local and long distance trucking services (the "Business") throughout North America, anywhere in the United States or, in the case of the freight forwarding portion of the Business, anywhere in the world. Nothing herein shall prohibit the Executive from being a passive owner of not more than 5% of the stock of a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market. In the event of a breach of this Section 5.2, the term of the Noncompete

     Period shall be extended by a period equal to the length of such breach. The Executive agrees that these provisions are necessary for the protection of the Company from unfair competition and that the national and/or world wide scope of these restrictions is appropriate given the nature of the Company's business and the position held by the Executive.

          5.2.2 NON-SOLICITATION OF BUSINESS. During the Noncompete Period, the Executive shall not directly or indirectly solicit or attempt to solicit business from any person or entity who was a customer of the Company during the Employment Term. The Executive also agrees that, during the Noncompete Period, she shall not induce or attempt to induce any person or entity who was a customer of the Company during the Executive's Employment Term to end its relationship or cease doing business with the Company.

          5.2.3 NON-SOLICITATION OF EMPLOYEES, OFFICERS, ETC. During the Noncompete Period, the Executive shall not directly or indirectly induce or attempt to induce any officer, employee or consultant of the Company or any Affiliate or subsidiary of the Company to leave the employ of the Company or such Affiliate or subsidiary, or in any way interfere with the relationship between the Company or any such Affiliate or subsidiary and any employee thereof.

     5.3 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

     5.4 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

     5.5 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

     5.6 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                   ARTICLE 6

                               DISPUTE RESOLUTION

     6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.

          6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

          6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

          6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                   ARTICLE 7

                               GENERAL PROVISIONS

     7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

       If to the Executive:   Gregory DeSaye
                              13 Driftwood Lane
                              Colts Neck, NJ 07722

       If to the Company:     Summit Global Logistics, Inc. and its Subsidiaries
                              547 Boulevard
                              Kenilworth, NJ 07730
                              Attn: Peter Klaver

       with a copy to:        David D. Gammell, Esq.
                              Brown Rudnick Berlack Israels LLP
                              One Financial Center
                              Boston, MA 02111


or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

     7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

     7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the Company. In addition, any obligation of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs by an instrument in writing signed by that party and delivered to the Company as reasonable time prior to the effective date of the waiver.

     7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

     7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

     7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

     7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

     7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

     7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.10 COUNTERPARTS. This Agreement be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.11 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    EXECUTIVE

                                    ----------------------------------


                                    SUMMIT GLOBAL LOGISTICS, INC.
                                    AND ITS SUBSIDIARIES



                                    By:_______________________________
                                       Name
                                       Title:

                                   SCHEDULE A

                                SEVERANCE BENEFIT


         The Executive shall be entitled to a severance benefit equal to the greater of the following two amounts:


         o two (2) times his Base Salary as in effect as of the Termination Date, paid in equal installments on a biweekly basis for two (2)-year period commencing on the day immediately following the Termination Date; or


         o the benefit payable to him under the Summit Global Logistics, Inc. Severance Benefit Plan, attached as Exhibit C hereto (each, a "Severance Benefit"), in accordance with the terms if such Plan.


         The Severance Benefit shall be paid in cash, net any and all applicable withholdings for taxes or otherwise. Payment of any portion of the Severance Benefit shall be conditioned upon the Executive's execution of a general release of claims he may have against the Company.

                                    EXHIBIT B

                          ANNUAL BONUS GRANT AGREEMENT



         THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Gregory DeSaye (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation, and its subsidiaries (the "Company").

                                   BACKGROUND

                 WHEREAS, Section 3.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

                 NOW,   THEREFORE,   intending  to  be  legally  bound,  and  in
consideration  of  the  premises  and  the  mutual  promises  set  forth  in the
Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

                 1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                           1.1 "BASE  SALARY"  shall have the  meaning  ascribed
                 thereto in the Management Incentive Plan.

                           1.2 "BONUS"  means the annual  incentive  bonus to be
                 paid hereunder with respect to a given Fiscal Year.

                           1.3 "EBITDA" means FMI's earnings  before income tax,
                 plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in FMI's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by FMI's independent public accountants in accordance with GAAP or
                 (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                           1.4 "EBITDA  TARGET"  means  FMI's  EBITDA for Fiscal
                 Year 2007, 2008, 2009 or 2010, as applicable.

                           1.5 "FISCAL YEAR" means the calendar year.

                           1.6 "FMI" means FMI Holdco I, LLC.

                           1.7  "GAAP"  means  generally   accepted   accounting
                 principles.

                           1.8 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

                 2. EBITDA TARGETS.

                           2.1 The EBITDA  Target for Fiscal  Year 2007 shall be
                 $__________.

                           2.2 The EBITDA  Target for Fiscal  Year 2008 shall be
                 $__________.

                           2.3 The EBITDA  Target for Fiscal  Year 2009 shall be
                 $__________.

                           2.4 The EBITDA  Target for Fiscal  Year 2010 shall be
                 $__________.

                 3. ANNUAL INCENTIVE BONUSES.

                           3.1 The Bonus for each of Fiscal  Year  2007,  Fiscal
                 Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                                    3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 35% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                                    3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 52.5% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                                    3.1.1.3  If at  least  100%  of  the  EBITDA
                                    Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 70% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                                    3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.1% of his Base Salary.

                                    3.1.1.5  For each  percentage  point over 50
                                    percentage   points,  up  to  50  additional
                                    points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.8% of his Base Salary.

                           3.2  Except  as  otherwise  provided  herein,   bonus
                 amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

                 4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

                 5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    EXECUTIVE

                                    ----------------------------------


                                    SUMMIT GLOBAL LOGISTICS, INC.
                                    AND ITS SUBSIDIARIES



                                    By:_______________________________
                                       Name
                                       Title:

                                   APPENDIX A
                             (HIGH LEVEL EXECUTIVES)


Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc. Severance Benefit Plan, Gregory DeSaye is within category described above.

                                                                       Exhibit I


                              EMPLOYMENT AGREEMENT



                 THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006, by and between Peter Klaver, residing at 2606 River Road, Manasquan, NJ 08736 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

                   WHEREAS,   the   Executive   is  expected  to  make  a  major
contribution to the growth, profitability and financial strength of the Company; and

                 WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

                 NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

               1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

               1.1.2 "BASE SALARY" shall have the meaning set forth in section 3.1.

               1.1.3 "BOARD" means the Board of Directors of the Company.

               1.1.4 "CHANGE IN CONTROL" means the occurrence of the first step (E.G., commencement of negotiations) in a process that results in any one of the following events:

                  1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 20% of the (A) then outstanding voting stock of a Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

                  1.1.4.2 an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

                  1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

                  1.1.4.4 a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

                  1.1.4.5 a reorganization, merger or consolidation in which the Company is a party;

                  1.1.4.6   the  sale,   exchange,   or   transfer   of  all  or
                            substantially all of the assets of the Company;

                  1.1.4.7 the bankruptcy, liquidation or dissolution of the Company; or

                  1.1.4.8 any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

               1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                  1.1.5.1 material act of dishonesty with respect to the Company;

                  1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                  1.1.5.3 other misconduct, such as excessive absenteeism, or material failure to comply with Company rules.

               1.1.6 "CODE" means the Internal Revenue Code of 1986, as amended.

               1.1.7 "COMMON STOCK" means the common stock of the Company, par value of $.001 per share.

               1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

               1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of Section 162(m) of the Code.

               1.1.10 "CONFIDENTIAL INFORMATION" means:

                  1.1.10.1 proprietary information, trade secrets and know-how of the Company and/or its Affiliates;

                  1.1.10.2 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                  1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

                  provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

               1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

               1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a period of at least 180 days, as determined in good faith by a physician appointed by the Company.

               1.1.13  "EFFECTIVE  DATE" means the date of Closing as defined in
         that  certain  Equity  Purchase   Agreement  by  and  between  Maritime
         Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

               1.1.14  "EMPLOYMENT  TERM"  shall have the  meaning  set forth in section 2.2.

               1.1.15 "EQUITY INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, attached as Exhibit A hereto.

               1.1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

               1.1.17 "FISCAL YEAR" means the calendar year.

               1.1.18  "GOOD  REASON"  means  the   occurrence  of  any  of  the
         following:

                  1.1.18.1 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.18.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                  1.1.18.2 any failure by the Company to pay the Executive any portion of the Base Salary or other payments to which the Executive is entitled under Sections 3.1 through 3.5 hereof, provided, however, that prior to any termination pursuant to this Section 1.1.18.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts or omissions and no less than 30 days to cure the same;

                  1.1.18.3 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation;

                  1.1.18.4 a material breach by the Company of any of the material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.18.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same; or

                  1.1.18.5  an event described in Section 1.1.4.4 hereof occurs.

               1.1.19 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit B hereto.

               1.1.20 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

               1.1.21 "QUALIFIED SUCCESSOR" means in the event there is a vacancy in the Board occurring between annual meetings as a result of death, incapacity or resignation, or if one or more of the Directors shall decline to stand for election to the Board or, if he is unable or unwilling to so serve, then the shareholders that are party to that certain voting agreement ("Voting Agreement") dated on or about the date hereof between the Company and the parties thereto to elect Messrs. Agresti, DeSaye, MacAvery and McQuiston (the "Shareholders") shall designate one or more individuals of standing within the business world reasonably comparable to that of such Director (each a "Qualified Successor") as one or more successor Directors in the following manner. The Shareholders shall select an individual to serve as the Qualified Successor, which individual shall be independent both of the Company (except through proposed service as a member of the Board or a subsidiary of the Company) and of the Shareholders. The selected individual shall be subject to the prior approval of a super-majority of the Shareholders, which consent shall not unreasonably be withheld. A Shareholder's approval of a designated Director shall be deemed given if such Shareholder has not responded to a notice by the Chairman of the Board of the Company within 30 days of notice to the Shareholder of the identity of the selected individual. Upon selection and approval hereunder, such Qualified Successor shall for all purposes be deemed a Director of the Company and shall be subject to the Voting Agreement in the event of his/her death, incapacity, resignation or decision not to be a Director.

               1.1.22 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

               1.1.23 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four , Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of Section 3.5 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

               1.1.24 "YEAR ONE" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

               1.1.25 "YEAR TWO" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

               1.1.26  "YEAR  THREE"  means  the   12-consecutive-month   period
         beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

               1.1.27   "YEAR  FOUR"  means  the   12-consecutive-month   period
         beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

               1.1.28 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.


                                   ARTICLE 2

                               EMPLOYMENT AND TERM

         2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Senior Vice President of Summit Global Logistics, Inc., with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between Executive and the Company or the Company's predecessors in interest with respect to Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

         2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in
Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

         2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                   ARTICLE 3

                            COMPENSATION AND BENEFITS

         3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Two Hundred Fifteen Thousand United States Dollars (US$215,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the first day of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

         3.2 BONUSES. Such bonuses shall include the following:

                  3.2.1 NON-COMPETE BONUS. As consideration for the Executive entering into this Agreement, the Company shall pay the Executive a bonus in the amount of Seventy Thousand United States Dollars (US$70,000) upon the condition that the executive agrees to be bound by the terms of Section 5.2 of this Agreement, as set forth in Article 5 hereof, hereinafter referred to as the "Non-Compete Bonus". The Non-Compete Bonus shall be payable in cash no later the thirtieth
         (30th) day following the date of this Agreement.

                  3.2.2  MANAGEMENT   INCENTIVE  BONUSES.  The  Executive  shall
         receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits C and D, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the

         Executive  shall be paid the  annual  bonus and  multi-year  bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits C and D, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

         3.3 EQUITY COMPENSATION. On or about the Effective Date, or as soon as administratively practicable thereafter, the Executive shall receive grants under the Equity Incentive Plan as follows:

                  3.3.1 INCENTIVE STOCK OPTIONS. A grant of an Incentive Stock Option, as defined in the Equity Incentive Plan, in respect of 76,000 shares of Common Stock, pursuant to an option grant agreement annexed as Exhibit E hereto.

                  3.3.2 STOCK APPRECIATION RIGHTS. A grant of 57,000 Stock Appreciation Rights, as defined in the Equity Incentive Plan, each in respect of one share of Common Stock, pursuant to a Stock Appreciation Rights grant agreement annexed as Exhibit F hereto. The parties intend that such grant cover the approximate combined federal and state income tax liability associated with both (i) the number of shares of Common Stock with respect to which the Incentive Stock Option is exercised and
         (ii) the number of shares of Common Stock underlying the exercise of the Stock Appreciation Rights used to pay for the tax liability under clause (i).

All such grants and/or awards shall conform to the terms and conditions of the Equity Incentive Plan and the annexed grant agreements between the Company and the Executive. In its discretion, the Compensation Committee may make additional grants or awards to the Executive from time to time. If the Equity Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be entitled to the benefits due to him under Exhibits E and F, respectively, hereto, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the termination of the Equity Incentive Plan shall result in all unvested Incentive Stock Options and Stock Appreciation Rights granted to the Participant under Exhibits E and F, respectively, to be fully vested and exercisable.

         3.4 SERP BENEFITS. During the Employment Term, the Executive shall be entitled to participate in the Summit Global Logistics, Inc. Supplemental Executive Retirement Plan (the "SERP") in accordance with the terms thereof. Such eligibility to participate in the SERP shall commence effective as of the later of the Effective Date or the effective date of the SERP. The SERP is attached as Exhibit G hereto.

         3.5 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits as set forth in SCHEDULE A attached hereto, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

         3.6 INDEMNIFICATION AND INSURANCE.

                  3.6.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section
         3.6.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

                  3.6.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section 3.6.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

                  3.6.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or (ii) material breach of any of the provisions of this Agreement.

         3.7 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

         3.8 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.



                                   ARTICLE 4

                                   TERMINATION

         4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

         4.2 TERMINATION UNDER CERTAIN CIRCUMSTANCES.

                  4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

                  4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

                  4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                  4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                  4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

         4.3 STANDARD TERMINATION ENTITLEMENTS; SEVERANCE BENEFITS.

                  4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                  4.3.1.1 the Executive's earned but unpaid compensation (including, without limitation, Base Salary, and all other items which constitute wages under applicable law, interpreting the term "wages" in the broadest possible sense) as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                  4.3.1.2   reimbursement  for reasonable  business expenses and
                            authorized   travel  expenses   incurred  but  still
                            outstanding; and

                  4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the Company, including, but not limited to, all plans or arrangements listed on SCHEDULE A, the Equity Incentive Plan and the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

                  4.3.2 SEVERANCE BENEFITS. For all purposes of this Agreement, the Executive's "Severance Benefits" shall mean the benefits set forth in Exhibit H. If the Summit Global Logistics, Inc. Severance Benefit Plan, as set forth in Exhibit H, is terminated for any reason whatsover, whether by the Company or any other Person, the Executive shall be paid severance benefits identical to those set forth in Appendix A of such Plan, notwithstanding the termination of such Plan.

                                   ARTICLE 5

                              RESTRICTIVE COVENANTS

         5.1 PROPRIETARY INFORMATION.

                  5.1.1  DISCLOSURE  DURING  THE  EMPLOYMENT  TERM.  Subject  to
         Section 5.5 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require
         (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

                  5.1.2  DISCLOSURE  AFTER  EMPLOYMENT.  In the  event  that the
         Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

         5.2 NON-COMPETITION. During the Employment Term and for twelve months after the date employment with the Company has ended, the Executive agrees, and shall cause each Person Controlled by him to agree, that he shall not, directly or indirectly, or through any Person

Controlled by the Executive: (a) engage in any logistic activities competitive with the business of the Company and its Affiliates for his or their own account or for the account of any other Person, or (b) become interested in any Person engaged in logistic activities competitive with the business of the Company and its Affiliates as a partner, shareholder, member, principal, agent, employee, trustee, consultant or in any other relationship or capacity.

         5.3 NON-SOLICITATION. During the Employment Term and for a period of twelve months after the date employment with the Company has ended, the Executive will not, directly or indirectly, use proprietary knowledge or information relating to the Company or its Affiliates obtained during the course of the Executive's employment with the Company for his own benefit or the benefit of any third party with the intention to, or which a reasonable person would construe to, (a) interfere with or disrupt any present relationship, contractual or otherwise, between the Company or its Affiliates and any customer, supplier, employee, consultant or other person having business dealings with the Company or its Affiliates, or (b) employ or solicit the employment or engagement by others of any employee or consultant of the Company or its Affiliates who was such an employee or consultant at the time of termination of the Executive's employment hereunder. Upon leaving the employment of the Company, the Executive shall notify his new employer of his obligations under this Agreement and grants consent to notification by the Company to the Executive's new employer concerning Executive's rights and obligations under this Agreement.

         5.4 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

         5.5 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

         5.6 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

         5.7 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                   ARTICLE 6

                               DISPUTE RESOLUTION

         6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.

                  6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

                  6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

                  6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                   ARTICLE 7

                               GENERAL PROVISIONS

         7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

                  If to the Executive:        Peter Klaver
                                              2602 River Road
                                              Manasquan, NJ 08736

                  If to the Company:          Summit Global Logistics, Inc.
                                              547 Boulevard
                                              Kenilworth, NJ 07033

                  with a copy to:             David D. Gammell, Esq.
                                              Brown Rudnick Berlack Israels LLP
                                              One Financial Center
                                              Boston, MA 02111


or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

         7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

         7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the

Company. In addition, any term of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs to by an instrument in writing signed by such party and delivered to the Company as reasonable time prior to the effective date of the waiver.

         7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

         7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

         7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

         7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

         7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

         7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.10   COUNTERPARTS.   This  Agreement  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.11 DEPARTURE OF ROBERT AGRESTI. If , at any point during the Employment Term, Robert Agresti ceases to serve as both President and Chief Executive Officer of the Company, the Executive immediately shall be entitled to the maximum benefits and the compensation that he could receive pursuant to this Agreement, assuming for this purpose, the hypothetical occurrence of a Change in Control or Fundamental Transaction (with a Sale Price Per Share of Thirty United States Dollars (US$30), if applicable. As a condition precedent to the provision of benefits and compensation under this Section 7.11, the Executive shall be required to terminate employment with the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          EXECUTIVE



                                          ----------------------------------
                                          Peter Klaver

                                          SUMMIT GLOBAL LOGISTICS, INC.



                                          By:_______________________________
                                              Name
                                              Title:

                                   SCHEDULE A

                       EMPLOYEE BENEFIT SUMMARY TERM SHEET


         As of January 1, 2007, the Executive shall be eligible to participate in all of the retirement and welfare benefit plans sponsored, maintained or contributed to by FMI International, LLC and/or its affiliates or subsidiaries, which plans shall be amended accordingly. Without in any way limiting the generality of the foregoing, the Executive shall be entitled to participate in the following plans:


         o FMI International, LLC 401(k) Profit Sharing Plan;

         o FMI International West Health Plan;

         o FMI International, LLC PPO Health Insurance Plan;

         o FMI International, LLC Dental Plan; and the

         o FMI International, LLC Life Insurance Plan.

                                    EXHIBIT C

                          ANNUAL BONUS GRANT AGREEMENT



         THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Peter Klaver (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

                 WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

                 NOW,   THEREFORE,   intending  to  be  legally  bound,  and  in
consideration  of  the  premises  and  the  mutual  promises  set  forth  in the
Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

                 1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                          1.1 "BASE  SALARY"  shall  have the  meaning  ascribed
                 thereto in the Management Incentive Plan.

                          1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

                          1.3 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                           1.4 "EBITDA  TARGET" means the  Company's  EBITDA for
                  Fiscal Year 2007, 2008, 2009 or 2010, as applicable.

                           1.5 "FISCAL YEAR" means the calendar year.

                           1.6  "GAAP"  means  generally   accepted   accounting
                  principles.

                           1.7 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

                 2. EBITDA TARGETS.

                           2.1 The EBITDA  Target for Fiscal  Year 2007 shall be
                  $__________.

                           2.2 The EBITDA  Target for Fiscal  Year 2008 shall be
                  $__________.

                           2.3 The EBITDA  Target for Fiscal  Year 2009 shall be
                  $__________.

                           2.4 The EBITDA  Target for Fiscal  Year 2010 shall be
                  $__________.

                 3. ANNUAL INCENTIVE BONUSES.

                           3.1 The Bonus for each of Fiscal  Year  2007,  Fiscal
                 Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                                    3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 35% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                                    3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 52.50% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                                    3.1.1.3  If at  least  100%  of  the  EBITDA
                                    Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 70% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                                    3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.10% of his Base Salary.

                                    3.1.1.5  For each  percentage  point over 50
                                    percentage   points,  up  to  50  additional
                                    points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.80% of his Base Salary.

                           3.2  Except  as  otherwise  provided  herein,   bonus
                 amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

                 4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

                 5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        EXECUTIVE



                                        ----------------------------------
                                        Peter Klaver

                                        SUMMIT GLOBAL LOGISTICS, INC.



                                        By:_______________________________
                                           Name
                                           Title:

                                    EXHIBIT D

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Peter
Klaver (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

                 WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment
Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

                 NOW,   THEREFORE,   intending  to  be  legally  bound,  and  in
consideration  of  the  premises  and  the  mutual  promises  set  forth  in the
Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

                 1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                          1.1 "BASE  SALARY"  shall  have the  meaning  ascribed
                 thereto in the Management Incentive Plan.

                          1.2 "BONUS" means the multi-year incentive bonus to be
                 paid hereunder with respect to the Employment Term.

                          1.3 "DELTA  ONE" means the  excess,  if any, of EBITDA
                 for  Fiscal  Year 2009 over the EBITDA  Target for Fiscal  Year
                 2007.

                          1.4 "DELTA  TWO" means the  excess,  if any, of EBITDA
                 for  Fiscal  Year 2010 over the EBITDA  Target for Fiscal  Year
                 2008.

                          1.5 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                           1.6 "EBITDA TARGET" means

                    1.6.1 For Fiscal Year 2007, $__________.

                    1.6.2 For Fiscal Year 2008, $__________.

                           1.7 "FIRST PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

                           1.8 "FISCAL YEAR" means the calendar year.

                           1.9 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

                           1.10  "GAAP"  means  generally  accepted   accounting
                  principles.

                           1.11 "PERFORMANCE PERIOD" means the First Performance
                  Period or the Second Performance Period, as applicable.

                           1.12 "SECOND PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

                 2. MULTI-YEAR BONUS.

                           2.1 FIRST PERFORMANCE PERIOD. If, with respect to the
                  First Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

                           2.2 SECOND  PERFORMANCE  PERIOD.  If, with respect to
                  the Second Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

                 3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

                 4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

                 5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

                 6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        EXECUTIVE



                                        ----------------------------------
                                        Peter Klaver

                                        SUMMIT GLOBAL LOGISTICS, INC.



                                        By:_______________________________
                                            Name
                                            Title:

                                    EXHIBIT E

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

         Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which are incorporated herein by reference (together, the "AWARD AGREEMENT"). Terms not defined herein shall have their respective meanings under the Plan.

PARTICIPANT (the "PARTICIPANT")
Peter Klaver

GRANT
The undersigned Participant has been granted an Option to purchase Common Stock of Summit Global Logistics, Inc. (the "COMPANY"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

    DATE OF GRANT                November 8, 2006                 TOTAL NUMBER OF             76,000
                                                                  SHARES GRANTED

    VESTING                      November 8, 2006                 TYPE OF OPTION              [X] Incentive Stock
    COMMENCEMENT DATE                                                                         Option

    EXERCISE PRICE PER SHARE     $10.00                                                        Non-Statutory Stock
    SHARE                                                                                      Option

    TOTAL EXERCISE PRICE         $760,000                         TERM/EXPIRATION DATE        5 years from Date of
                                                                                              Grant


VESTING SCHEDULE:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

       ANNIVERSARY OF GRANT DATE          % OF GRANT (OR # OF SHARES) VESTED
  One-Year Anniversary of Grant Date                     50%
  Two-Year Anniversary of Grant Date                     100%


The Option shall vest in full upon the earliest to occur of a Change in Control, the Participant's death, the Participant's Disability, the Participant's Retirement, the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment without Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) for Good Reason.

Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume this Option in accordance with its terms or (ii) pay the Participant, for each Share not previously exercised, the greater of (A) the transaction consideration per Share or (B) the Exercise Price per Share. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

Vesting of this Option shall cease, and unvested Option Shares shall be forfeited, upon the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment for Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) other than for Good Reason.

PARTICIPANT                                        SUMMIT GLOBAL LOGISTICS, INC.


------------------------------------               -----------------------------
Signature                                          By


------------------------------------               -----------------------------
Peter Klaver                                       Title
2602 River Road
Manasquan, NJ 08736

                          SUMMIT GLOBAL LOGISTICS, INC.
                                  STOCK OPTION
                                   AWARD TERMS


1. GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the 2006 Equity Incentive Plan (the "PLAN"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

2.   EXERCISE OF OPTION.

     i RIGHT TO EXERCISE. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

     ii METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES") and the Participant's agreement to be subject to such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price in accordance with the cashless exercise provisions of Section 6g of the Plan.

3. TERMINATION. This Option shall be exercisable for three months after the Participant ceases to be an Employee; provided, however, if the relationship is terminated by the Company for Cause, or voluntarily by the Participant other than for Good Reason, the Option shall terminate immediately. Upon the Participant's death or Disability, this Option may be exercised for twelve (12) months after the termination of employment. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the method of payment of consideration for such shares would constitute a violation of any applicable law.

5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

6. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

7. UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     i EXERCISE OF ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

     ii EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise if such withholding amounts are not delivered at the time of exercise.

     iii NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option, including through a cashless exercise, on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

     iv WITHHOLDING. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes. Currently, neither federal income nor federal employment tax withholding is required with respect to an Incentive Stock Option.

8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

9. NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

                                    EXHIBIT A

                           2006 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

Company Name
Address
City, State, Zip Code

Attention:  President

     1. EXERCISE OF OPTION. Effective as of today, ______________, 200__, the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "SHARES") of_________ (the "COMPANY") under and pursuant to the 2006 Equity Incentive Plan (the "PLAN") and the Stock Option Award Agreement dated ____________, 200__ (the "AWARD AGREEMENT").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and pursuant to the cashless exercise provisions of Section 6g of the Plan.

     3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS STOCKHOLDER. The Participant shall not have any rights of a stockholder upon exercise of the Option, which shall be settled solely in cash.

     5. TAX CONSULTATION. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

     6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

     7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

     8. GOVERNING LAW. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

     9. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:                                 Accepted by:


PARTICIPANT                                   SUMMIT GLOBAL LOGISTICS, INC.


------------------------------------          ----------------------------------
Signature                                     By


------------------------------------          ----------------------------------
Print Name                                    Title

ADDRESS:                                      ADDRESS:
-------                                       -------


------------------------------------          Type in address


------------------------------------          City, State, Zip code


                                              ----------------------------------
                                              Date Received

                                    EXHIBIT F

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

Name of SAR Holder: Peter Klaver

Address of SAR Holder: 2602 River Road, Manasquan, NJ 08736

Number of SARs: 57,000, each representing a share of Common Stock

Initial SAR Value: $570,000

Grant Date: November 8, 2006

         Pursuant to and in accordance with the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, as amended from time to time (the "Plan"), this Stock Appreciation Rights Agreement (the "SAR Agreement") evidences the issuance to the person named above (the "SAR Holder") by Summit Global Logistics, Inc. (the "Company"), effective as of the date set forth above (the "Grant Date"), of a number of stock appreciation rights set forth above (the "SARs"). The SARs will be valued in accordance with, and are subject to the terms, definitions and provisions of, the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

         Subject to the terms and conditions of the Plan, and subject to the determination of the Compensation Committee in its sole discretion to accelerate the vesting schedule hereunder, the SARs issued hereunder shall vest and become vested SARs on the respective dates indicated below:

           Incremental  (Aggregate  Number)
           of SARs to be Vested SARs             Vesting Date/Percent

                    28,500 (28,500)              FIRST ANNIVERSARY OF
                                                 ----------------------------
                                                 GRANT DATE -- 50%
                                                 ----------------------------

                    28,500 (57,000)              SECOND ANNIVERSARY OF
                                                 ----------------------------
                                                 GRANT DATE -- 100%
                                                 ----------------------------

         All SARs granted hereunder shall be vested in full upon the earliest to occur of a Change in Control or the death, Disability, Retirement or voluntary termination for Good Reason of the SAR Holder. Vested SARs may be exercised at any time within five (5) years following the Grant Date.

         Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13.f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume the SARs in accordance with their terms or (ii) pay the Participant, for each share of Common Stock underlying each SAR not previously exercised, the greater of (A) the transaction consideration per share of Common Stock underlying each SAR or (B) the Initial SAR Value per share of Common Stock. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

         Vesting of the SARs shall cease, and unvested SARs shall be terminated, upon termination of employment of the SAR Holder with the Business Entity that employs him or her for Cause or other than for Good Reason.

         The SAR Holder shall have no rights as a stockholder of the Company by virtue of having been issued the SARs and shall have only the rights specifically provided in the Plan.

         By executing this SAR Agreement, the SAR Holder acknowledges receipt of the Plan (a copy of which is attached hereto) and represents that he or she has read and the terms and provisions of the Plan and accepts the issuance of the SARs subject to all of such terms and provisions.

                                          SUMMIT GLOBAL LOGISTICS, INC.

                                          By:
                                              ----------------------------------
                                              Name:

                                              Title:
                                                    ----------------------------


                                          ACKNOWLEDGED AND AGREED BY SAR HOLDER:

                                              Name:

                                              Signature:
                                                        ------------------------

                           2006 EQUITY INCENTIVE PLAN
                            STOCK APPRECIATION RIGHT

                                 EXERCISE NOTICE

                  Pursuant to the provisions of the Summit Global Logistics, Inc. 2006 Equity Incentive Plan (the "Plan") and that certain Stock Appreciation Rights Agreement by and between Summit Global Logistics, Inc. (the "Company") and ____________ (the "Grantee") as of _______________ __, 20__, I, the Grantee,
hereby exercise the Stock Appreciation Rights granted under the terms of the Plan to the extent of __________ shares of the Common Stock of the Company (the "SARs"). If applicable, I deliver to the Company herewith payment for tax withholding with respect to the exercise of the SARs in the amount of $__________.

TO BE COMPLETED BY THE GRANTEE

                  A. Number of SARs:                    ____________

                  B. Initial SAR Value                  $___________

                  C. Total Initial SAR Value of
                     Shares (A x B): $                  $___________

TO BE COMPLETED BY THE COMPANY

                  D.       Value per share of Common Stock, as of
                           __________, times the
                           number of shares being
                           exercised (A):               $___________

                  E. TOTAL PAYMENT
                     DUE (D - C):                       $___________


Date: ____________________                     _________________________________
                                               Grantee

                                               _________________________________
                                               Address

                                               _________________________________
                                               Social Security Number

                                   APPENDIX A
                             (HIGH LEVEL EXECUTIVES)


Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc. Severance Benefit Plan, Peter Klaver is within category described above.

                                                                       Exhibit J


                              EMPLOYMENT AGREEMENT

            THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006, by and between Christopher Dombalis, residing at 425 Wychwood Road, Westfield, NJ 07090 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, the Executive is expected to make a major contribution to the growth, profitability and financial strength of the Company; and

            WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

            1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

            1.1.2    "BASE SALARY" shall have the meaning set forth in section
      3.1.

            1.1.3    "BOARD" means the Board of Directors of the Company.

            1.1.4 "CHANGE IN CONTROL" means the occurrence of the first step (e.g., commencement of negotiations) in a process that results in any one of the following events:

                     1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 20% of the (A) then outstanding voting stock of a Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

                     1.1.4.2 an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

                     1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

                     1.1.4.4 a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

                     1.1.4.5 a reorganization, merger or consolidation in which the Company is a party;

                     1.1.4.6 the sale, exchange, or transfer of all or substantially all of the assets of the Company;

                     1.1.4.7 the bankruptcy, liquidation or dissolution of the Company; or

                     1.1.4.8 any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

            1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                     1.1.5.1 material act of dishonesty with respect to the Company;

                     1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                     1.1.5.3 other misconduct, such as excessive absenteeism, or material failure to comply with Company rules.

            1.1.6    "CODE" means the Internal Revenue Code of 1986, as amended.

            1.1.7 "COMMON STOCK" means the common stock of the Company, par value of $.001 per share.

            1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

            1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of
      Section 162(m) of the Code.

            1.1.10   "CONFIDENTIAL INFORMATION" means:

                     1.1.10.1 proprietary information, trade secrets and
                              know-how of the Company and/or its Affiliates;

                     1.1.10.2 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                     1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

            provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

            1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

            1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a period of at least 180 days, as determined in good faith by a physician appointed by the Company.

            1.1.13 "EFFECTIVE DATE" "EFFECTIVE DATE" means the date of Closing as defined in that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

            1.1.14   "EMPLOYMENT TERM" shall have the meaning set forth in
      section 2.2.

            1.1.15 "EQUITY INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, attached as Exhibit A hereto.

            1.1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            1.1.17   "FISCAL YEAR" means the calendar year.

            1.1.18   "GOOD REASON" means the occurrence of any of the following:

                     1.1.18.1 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.18.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                     1.1.18.2 any failure by the Company to pay the Executive
                              any portion of the Base Salary or other payments to which the Executive is entitled under Sections
                              3.1 through 3.5 hereof, provided, however, that prior to any termination pursuant to this Section
                              1.1.18.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts or omissions and no less than 30 days to cure the same;

                     1.1.18.3 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation;

                     1.1.18.4 a material breach by the Company of any of the
                              material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.18.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same; or

                     1.1.18.5 an event described in Section 1.1.4.4 hereof
                              occurs.

            1.1.19 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit B hereto.

            1.1.20 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

            1.1.21 "QUALIFIED SUCCESSOR" means in the event there is a vacancy in the Board occurring between annual meetings as a result of death, incapacity or resignation, or if one or more of the Directors shall decline to stand for election to the Board or, if he is unable or unwilling to so serve, then the shareholders that are party to that certain voting agreement ("Voting Agreement") dated on or about the date hereof between the Company and the parties thereto to elect Messrs. Agresti, DeSaye, MacAvery and McQuiston (the "Shareholders") shall designate one or more individuals of standing within the business world reasonably comparable to that of such Director (each a "Qualified Successor") as one or more successor Directors in the following manner. The Shareholders shall select an individual to serve as the Qualified Successor, which individual shall be independent both of the Company (except through proposed service as a member of the Board or a subsidiary of the Company) and of the Shareholders. The selected individual shall be subject to the prior approval of a super-majority of the Shareholders, which consent shall not unreasonably be withheld. A Shareholder's approval of a designated Director shall be deemed given if such Shareholder has not responded to a notice by the Chairman of the Board of the Company within 30 days of notice to the Shareholder of the identity of the selected individual. Upon selection and approval hereunder, such Qualified Successor shall for all purposes be deemed a Director of the Company and shall be subject to the Voting Agreement in the event of his/her death, incapacity, resignation or decision not to be a Director.

            1.1.22 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

            1.1.23 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four , Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of
      Section 3.5 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

            1.1.24 "YEAR ONE" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

            1.1.25 "YEAR TWO" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

            1.1.26 "YEAR THREE" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

            1.1.27 "YEAR FOUR" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

            1.1.28 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.

                                    ARTICLE 2

                               EMPLOYMENT AND TERM

      2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Senior Vice President of Summit Global Logistics, Inc., with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between Executive and the Company or the Company's predecessors in interest with respect to Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

      2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in
Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

      2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                    ARTICLE 3

                            COMPENSATION AND BENEFITS

      3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Two Hundred Fifty Thousand United States Dollars (US$250,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the first day of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under
Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

      3.2   BONUSES. Such bonuses shall include the following:

            3.2.1 NON-COMPETE BONUS. As consideration for the Executive entering into this Agreement, the Company shall pay the Executive a bonus in the amount of Eighty Thousand United States Dollars (US$80,000) upon the condition that the executive agrees to be bound by the terms of
      Section 5.2 of this Agreement, as set forth in Article 5 hereof, hereinafter referred to as the "Non-Compete Bonus". The Non-Compete Bonus shall be payable in cash no later the thirtieth (30th) day following the date of this Agreement.

            3.2.2 MANAGEMENT INCENTIVE BONUSES. The Executive shall receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits C and D, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be paid the annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits C and D, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

      3.3 EQUITY COMPENSATION. On or about the Effective Date, or as soon as administratively practicable thereafter, the Executive shall receive grants under the Equity Incentive Plan as follows:

            3.3.1 INCENTIVE STOCK OPTIONS. A grant of an Incentive Stock Option, as defined in the Equity Incentive Plan, in respect of 126,000 shares of Common Stock, pursuant to an option grant agreement annexed as Exhibit E hereto.

            3.3.2 STOCK APPRECIATION RIGHTS. A grant of 94,500 Stock Appreciation Rights, as defined in the Equity Incentive Plan, each in respect of one share of Common Stock, pursuant to a Stock Appreciation Rights grant agreement annexed as Exhibit F hereto. The parties intend that such grant cover the approximate combined federal and state income tax liability associated with both (i) the number of shares of Common Stock with respect to which the Incentive Stock Option is exercised and
      (ii) the number of shares of Common Stock underlying the exercise of the Stock Appreciation Rights used to pay for the tax liability under clause
      (i).

All such grants and/or awards shall conform to the terms and conditions of the Equity Incentive Plan and the annexed grant agreements between the Company and the Executive. In its discretion, the Compensation Committee may make additional grants or awards to the Executive from time to time. If the Equity Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be entitled to the benefits due to him under Exhibits E and F, respectively, hereto, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the termination of the Equity Incentive Plan shall result in all unvested Incentive Stock Options and Stock Appreciation Rights granted to the Participant under Exhibits E and F, respectively, to be fully vested and exercisable.

      3.4 SERP BENEFITS. During the Employment Term, the Executive shall be entitled to participate in the Summit Global Logistics, Inc. Supplemental Executive Retirement Plan (the "SERP") in accordance with the terms thereof. Such eligibility to participate in the SERP shall commence effective as of the later of the Effective Date or the effective date of the SERP. The SERP is attached as Exhibit G hereto.

      3.5 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits as set forth in SCHEDULE A attached hereto, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

      3.6   INDEMNIFICATION AND INSURANCE.

            3.6.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section 3.6.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section
      3.6.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the

      Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or
      (ii) material breach of any of the provisions of this Agreement.

      3.7 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

      3.8 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.

                                    ARTICLE 4

                                   TERMINATION

      4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

      4.2   TERMINATION UNDER CERTAIN CIRCUMSTANCES.

            4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

            4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination

      Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

            4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                     4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                     4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

      4.3   STANDARD TERMINATION ENTITLEMENTS; SEVERANCE BENEFITS.

            4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                     4.3.1.1 the Executive's earned but unpaid compensation (including, without limitation, Base Salary, and all other items which constitute wages under applicable law, interpreting the term "wages" in the broadest possible sense) as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                     4.3.1.2 reimbursement for reasonable business expenses and authorized travel expenses incurred but still outstanding; and

                     4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the

                              Company, including, but not limited to, all plans or arrangements listed on SCHEDULE A, the Equity Incentive Plan and the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

            4.3.2 SEVERANCE BENEFITS. For all purposes of this Agreement, the Executive's "Severance Benefits" shall mean the benefits set forth in Exhibit H. If the Summit Global Logistics, Inc. Severance Benefit Plan, as set forth in Exhibit H, is terminated for any reason whatsover, whether by the Company or any other Person, the Executive shall be paid severance benefits identical to those set forth in Appendix A of such Plan, notwithstanding the termination of such Plan.

                                    ARTICLE 5

                              RESTRICTIVE COVENANTS

      5.1   PROPRIETARY INFORMATION.

            5.1.1    DISCLOSURE DURING THE EMPLOYMENT TERM. Subject to Section
      5.5 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

            5.1.2 DISCLOSURE AFTER EMPLOYMENT. In the event that the Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

      5.2 NON-COMPETITION. During the Employment Term and for twelve months after the date employment with the Company has ended, the Executive agrees, and shall cause each Person Controlled by him to agree, that he shall not, directly or indirectly, or through any Person Controlled by the Executive: (a) engage in any logistic activities competitive with the business of the Company and its Affiliates for his or their own account or for the account of any other

Person, or (b) become interested in any Person engaged in logistic activities competitive with the business of the Company and its Affiliates as a partner, shareholder, member, principal, agent, employee, trustee, consultant or in any other relationship or capacity.

      5.3 NON-SOLICITATION. During the Employment Term and for a period of twelve months after the date employment with the Company has ended, the Executive will not, directly or indirectly, use proprietary knowledge or information relating to the Company or its Affiliates obtained during the course of the Executive's employment with the Company for his own benefit or the benefit of any third party with the intention to, or which a reasonable person would construe to, (a) interfere with or disrupt any present relationship, contractual or otherwise, between the Company or its Affiliates and any customer, supplier, employee, consultant or other person having business dealings with the Company or its Affiliates, or (b) employ or solicit the employment or engagement by others of any employee or consultant of the Company or its Affiliates who was such an employee or consultant at the time of termination of the Executive's employment hereunder. Upon leaving the employment of the Company, the Executive shall notify his new employer of his obligations under this Agreement and grants consent to notification by the Company to the Executive's new employer concerning Executive's rights and obligations under this Agreement.

      5.4 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

      5.5 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

      5.6 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this
Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

      5.7 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                    ARTICLE 6

                               DISPUTE RESOLUTION

      6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.

            6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

            6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

            6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                    ARTICLE 7

                               GENERAL PROVISIONS

      7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

            If to the Executive:     Christopher Dombalis
                                     425 Wychwood Road
                                     Westfield, NJ 07090

            If to the Company:       Summit Global Logistics, Inc.
                                     547 Boulevard
                                     Kenilworth, NJ 07033

            with a copy to:          David D. Gammell, Esq.
                                     Brown Rudnick Berlack Israels LLP
                                     One Financial Center
                                     Boston, MA 02111

or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

      7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

      7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the Company. In addition, any term of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs to by an instrument in writing signed by such party and delivered to the Company as reasonable time prior to the effective date of the waiver.

      7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

      7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

      7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

      7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

      7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

      7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      7.10 COUNTERPARTS. This Agreement be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         EXECUTIVE

                                         __________________________________
                                         Christopher Dombalis

                                         SUMMIT GLOBAL LOGISTICS, INC.

                                         By: _______________________________
                                             Name
                                             Title:

                                   SCHEDULE A

                       EMPLOYEE BENEFIT SUMMARY TERM SHEET

      As of January 1, 2007, the Executive shall be eligible to participate in all of the retirement and welfare benefit plans sponsored, maintained or contributed to by FMI International, LLC and/or its affiliates or subsidiaries, which plans shall be amended accordingly. Without in any way limiting the generality of the foregoing, the Executive shall be entitled to participate in the following plans:

      o     FMI International, LLC 401(k) Profit Sharing Plan;

      o     FMI International West Health Plan;

      o     FMI International, LLC PPO Health Insurance Plan;

      o     FMI International, LLC Dental Plan; and the

      o     FMI International, LLC Life Insurance Plan.

                                    EXHIBIT C

                          ANNUAL BONUS GRANT AGREEMENT

      THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Christopher Dombalis (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

                  1.3 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.4 "EBITDA TARGET" means the Company's EBITDA for Fiscal Year 2007, 2008, 2009 or 2010, as applicable.

                  1.5      "FISCAL YEAR" means the calendar year.

                  1.6 "GAAP" means generally accepted accounting principles.

                  1.7 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

            2.    EBITDA TARGETS.

                  2.1      The EBITDA Target for Fiscal Year 2007 shall be
            $__________.

                  2.2      The EBITDA Target for Fiscal Year 2008 shall be
            $__________.

                  2.3      The EBITDA Target for Fiscal Year 2009 shall be
            $__________.

                  2.4      The EBITDA Target for Fiscal Year 2010 shall be
            $__________.

            3.    ANNUAL INCENTIVE BONUSES.

                  3.1 The Bonus for each of Fiscal Year 2007, Fiscal Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                              3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 35% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                              3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 52.50% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                              3.1.1.3 If at least 100% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 70% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                              3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.10% of his Base Salary.

                              3.1.1.5 For each percentage point over 50 percentage points, up to 50 additional points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.80% of his Base Salary.

                  3.2 Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         EXECUTIVE

                                         ___________________________________
                                         Christopher Dombalis

                                         SUMMIT GLOBAL LOGISTICS, INC.

                                         By: _______________________________
                                             Name
                                             Title:

                                    EXHIBIT D

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Christopher Dombalis (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of Novmebr, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the multi-year incentive bonus to be paid hereunder with respect to the Employment Term.

                  1.3 "DELTA ONE" means the excess, if any, of EBITDA for Fiscal Year 2009 over the EBITDA Target for Fiscal Year 2007.

                  1.4 "DELTA TWO" means the excess, if any, of EBITDA for Fiscal Year 2010 over the EBITDA Target for Fiscal Year 2008.

                  1.5 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.6   "EBITDA TARGET" means

                        1.6.1    For Fiscal Year 2007, $__________.

                        1.6.2    For Fiscal Year 2008, $__________.

                  1.7 "FIRST PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

                  1.8   "FISCAL YEAR" means the calendar year.

                  1.9 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

                  1.10  "GAAP" means generally accepted accounting principles.

                  1.11 "PERFORMANCE PERIOD" means the First Performance Period or the Second Performance Period, as applicable.

                  1.12 "SECOND PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

            2.    MULTI-YEAR BONUS.

                  2.1 FIRST PERFORMANCE PERIOD. If, with respect to the First Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

                  2.2 SECOND PERFORMANCE PERIOD. If, with respect to the Second Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

            3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

            4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          EXECUTIVE

                                          ______________________________________
                                          Christopher Dombalis

                                          SUMMIT GLOBAL LOGISTICS, INC.

                                          By: __________________________________
                                              Name
                                              Title:

                                    EXHIBIT E

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

      Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which are incorporated herein by reference (together, the "AWARD AGREEMENT"). Terms not defined herein shall have their respective meanings under the Plan.

PARTICIPANT (the "PARTICIPANT")
Christopher Dombalis

GRANT

The undersigned Participant has been granted an Option to purchase Common Stock of Summit Global Logistics, Inc. (the "COMPANY"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

   DATE OF GRANT               November 8, 2006   TOTAL NUMBER OF SHARES GRANTED   126,000

   VESTING COMMENCEMENT DATE   November 8, 2006   TYPE OF OPTION                   [X] Incentive Stock Option

   EXERCISE PRICE PER SHARE    $10.00                                              Non-Statutory Stock Option

   TOTAL EXERCISE PRICE        $1,260,000         TERM/EXPIRATION DATE             5 years from Date of Grant

VESTING SCHEDULE:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

       ANNIVERSARY OF GRANT DATE          % OF GRANT (OR # OF SHARES) VESTED

  One-Year Anniversary of Grant Date                      50%

  Two-Year Anniversary of Grant Date                     100%

The Option shall vest in full upon the earliest to occur of a Change in Control, the Participant's death, the Participant's Disability, the Participant's Retirement, the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment without Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) for Good Reason.

Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume this Option in accordance with its terms or (ii) pay the Participant, for each Share not previously exercised, the greater of (A) the transaction consideration per Share or (B) the Exercise Price per Share. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

Vesting of this Option shall cease, and unvested Option Shares shall be forfeited, upon the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment for Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) other than for Good Reason.

PARTICIPANT                               SUMMIT GLOBAL LOGISTICS, INC.

______________________________________    ______________________________________
Signature                                 By

______________________________________    ______________________________________
Christopher Dombalis                            Title
425 Wychwood Road
Westfield, NJ 07090

                          SUMMIT GLOBAL LOGISTICS, INC.
                                  STOCK OPTION
                                   AWARD TERMS

      1. GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the 2006 Equity Incentive Plan (the "PLAN"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

      2.    EXERCISE OF OPTION.

            i RIGHT TO EXERCISE. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

            ii METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES") and the Participant's agreement to be subject to such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price in accordance with the cashless exercise provisions of Section 6g of the Plan.

      3. TERMINATION. This Option shall be exercisable for three months after the Participant ceases to be an Employee; provided, however, if the relationship is terminated by the Company for Cause, or voluntarily by the Participant other than for Good Reason, the Option shall terminate immediately. Upon the Participant's death or Disability, this Option may be exercised for twelve (12) months after the termination of employment. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

      4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the method of payment of consideration for such shares would constitute a violation of any applicable law.

      5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

      6. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

      7. UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            i EXERCISE OF ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

            ii EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise if such withholding amounts are not delivered at the time of exercise.

            iii NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option, including through a cashless exercise, on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

            iv WITHHOLDING. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes. Currently, neither federal income nor federal employment tax withholding is required with respect to an Incentive Stock Option.

      8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME.

      Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

                                    EXHIBIT A

                           2006 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

Company Name
Address
City, State, Zip Code

Attention: President

      1. EXERCISE OF OPTION. Effective as of today, ______________, 200__, the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "SHARES") of_________ (the "COMPANY") under and pursuant to the 2006 Equity Incentive Plan (the "PLAN") and the Stock Option Award Agreement dated ____________, 200__ (the "AWARD AGREEMENT").

      2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and pursuant to the cashless exercise provisions of
            Section 6g of the Plan.

      3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

      4. RIGHTS AS STOCKHOLDER. The Participant shall not have any rights of a stockholder upon exercise of the Option, which shall be settled solely in cash.

      5. TAX CONSULTATION. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

      6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

      7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

      8. GOVERNING LAW. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:                             Accepted by:

PARTICIPANT                               SUMMIT GLOBAL LOGISTICS, INC.

______________________________________    ______________________________________
Signature                                 By

______________________________________    ______________________________________
Print Name                                Title

ADDRESS:                                  ADDRESS:

______________________________________    Type in address

______________________________________    City, State, Zip code

                                          ______________________________________
                                          Date Received

                                    EXHIBIT F

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

Name of SAR Holder: Christopher Dombalis

Address of SAR Holder: 425 Wychwood Road, Westfield, NJ 07090

Number of SARs: 94,500, each representing a share of Common Stock

Initial SAR Value: $945,000

Grant Date: November 8, 2006

      Pursuant to and in accordance with the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, as amended from time to time (the "Plan"), this Stock Appreciation Rights Agreement (the "SAR Agreement") evidences the issuance to the person named above (the "SAR Holder") by Summit Global Logistics, Inc. (the "Company"), effective as of the date set forth above (the "Grant Date"), of a number of stock appreciation rights set forth above (the "SARs"). The SARs will be valued in accordance with, and are subject to the terms, definitions and provisions of, the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

      Subject to the terms and conditions of the Plan, and subject to the determination of the Compensation Committee in its sole discretion to accelerate the vesting schedule hereunder, the SARs issued hereunder shall vest and become vested SARs on the respective dates indicated below:

         Incremental  (Aggregate  Number)
         of SARs to be Vested SARs          Vesting Date/Percent

                  47,250 (47,250)           FIRST  ANNIVERSARY  OF GRANT
                                            DATE -- 50%

                  47,250 (94,500)           SECOND  ANNIVERSARY OF GRANT
                                            DATE -- 100%

      All SARs granted hereunder shall be vested in full upon the earliest to occur of a Change in Control or the death, Disability, Retirement or voluntary termination for Good Reason of the SAR Holder. Vested SARs may be exercised at any time within five (5) years following the Grant Date.

      Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13.f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume the SARs in accordance with their terms or (ii) pay the Participant, for each share of Common Stock underlying each SAR not previously exercised, the greater of (A) the transaction consideration per share of Common Stock underlying each SAR or (B) the Initial SAR Value per share of Common Stock. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

      Vesting of the SARs shall cease, and unvested SARs shall be terminated, upon termination of employment of the SAR Holder with the Business Entity that employs him or her for Cause or other than for Good Reason.

      The SAR Holder shall have no rights as a stockholder of the Company by virtue of having been issued the SARs and shall have only the rights specifically provided in the Plan.

      By executing this SAR Agreement, the SAR Holder acknowledges receipt of the Plan (a copy of which is attached hereto) and represents that he or she has read and the terms and provisions of the Plan and accepts the issuance of the SARs subject to all of such terms and provisions.

                                          SUMMIT GLOBAL LOGISTICS, INC.

                                          By: __________________________________

                                              Name:

                                              Title: ___________________________

                                          ACKNOWLEDGED AND AGREED BY SAR HOLDER:

                                              Name:

                                              Signature: _______________________

                           2006 EQUITY INCENTIVE PLAN
                            STOCK APPRECIATION RIGHT

                                 EXERCISE NOTICE

            Pursuant to the provisions of the Summit Global Logistics, Inc. 2006 Equity Incentive Plan (the "Plan") and that certain Stock Appreciation Rights Agreement by and between Summit Global Logistics, Inc. (the "Company") and ____________ (the "Grantee") as of _______________ __, 20__, I, the Grantee,
hereby exercise the Stock Appreciation Rights granted under the terms of the Plan to the extent of __________ shares of the Common Stock of the Company (the "SARs"). If applicable, I deliver to the Company herewith payment for tax withholding with respect to the exercise of the SARs in the amount of $__________.

TO BE COMPLETED BY THE GRANTEE

            A.    Number of SARs:              ____________

            B.    Initial SAR Value            $___________

            C.    Total Initial SAR Value
                  of Shares (A x B):           $___________

TO BE COMPLETED BY THE COMPANY

            D.    Value per share of Common Stock, as of
                  __________, times the
                  number of shares being
                  exercised (A):               $___________

            E.    TOTAL PAYMENT
                  DUE (D - C):                 $___________

Date: ____________________                ______________________________________
                                          Grantee

                                          ______________________________________
                                          Address

                                          ______________________________________
                                          Social Security Number

                                   APPENDIX A

                             (HIGH LEVEL EXECUTIVES)

Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc. Severance Benefit Plan, Christopher Dombalis is within category described above.

                                                                       Exhibit K

                              EMPLOYMENT AGREEMENT

            THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006, by and between William Knight, residing at 224 Battery Circle, Savannah, GA 31410 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, the Executive is expected to make a major contribution to the growth, profitability and financial strength of the Company; and

            WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

            1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

            1.1.2    "BASE SALARY" shall have the meaning set forth in section
      3.1.

            1.1.3    "BOARD" means the Board of Directors of the Company.

            1.1.4 "CHANGE IN CONTROL" means the occurrence of the first step (e.g., commencement of negotiations) in a process that results in any one of the following events:

                     1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 20% of the (A) then outstanding voting stock of a Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

                     1.1.4.2 an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

                     1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

                     1.1.4.4 a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

                     1.1.4.5 a reorganization, merger or consolidation in which the Company is a party;

                     1.1.4.6 the sale, exchange, or transfer of all or substantially all of the assets of the Company;

                     1.1.4.7 the bankruptcy, liquidation or dissolution of the Company; or

                     1.1.4.8 any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

            1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                     1.1.5.1 material act of dishonesty with respect to the Company;

                     1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                     1.1.5.3 other misconduct, such as excessive absenteeism, or material failure to comply with Company rules.

            1.1.6    "CODE" means the Internal Revenue Code of 1986, as amended.

            1.1.7 "COMMON STOCK" means the common stock of the Company, par value of $.001 per share.

            1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

            1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of
      Section 162(m) of the Code.

            1.1.10   "CONFIDENTIAL INFORMATION" means:

                     1.1.10.1 proprietary information, trade secrets and
                              know-how of the Company and/or its Affiliates;

                     1.1.10.2 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                     1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

                     provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates,
                     (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date

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                     of the Executive's employment with the Company or (iv) is
                     compelled to be disclosed by law, regulation or legal process.

            1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

            1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a period of at least 180 days, as determined in good faith by a physician appointed by the Company.

            1.1.13 "EFFECTIVE DATE" means the date of Closing as defined in that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

            1.1.14   "EMPLOYMENT TERM" shall have the meaning set forth in
      section 2.2.

            1.1.15 "EQUITY INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, attached as Exhibit A hereto.

            1.1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            1.1.17   "FISCAL YEAR" means the calendar year.

            1.1.18   "GOOD REASON" means the occurrence of any of the following:

                     1.1.18.1 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.18.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                     1.1.18.2 any failure by the Company to pay the Executive
                              any portion of the Base Salary or other payments to which the Executive is entitled under Sections
                              3.1 through 3.5 hereof, provided, however, that prior to any termination pursuant to this Section
                              1.1.18.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts or omissions and no less than 30 days to cure the same;

                     1.1.18.3 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation;

                     1.1.18.4 a material breach by the Company of any of the
                              material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.18.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same; or

                     1.1.18.5 an event described in Section 1.1.4.4 hereof
                              occurs.

            1.1.19 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit B hereto.

            1.1.20 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

            1.1.21 "QUALIFIED SUCCESSOR" means in the event there is a vacancy in the Board occurring between annual meetings as a result of death, incapacity or resignation, or if one or more of the Directors shall decline to stand for election to the Board or, if he is unable or unwilling to so serve, then the shareholders that are party to that certain voting agreement ("Voting Agreement") dated on or about the date hereof between the Company and the parties thereto to elect Messrs. Agresti, DeSaye, MacAvery and McQuiston (the "Shareholders") shall designate one or more individuals of standing within the business world reasonably comparable to that of such Director (each a "Qualified Successor") as one or more successor Directors in the following manner. The Shareholders shall select an individual to serve as the Qualified Successor, which individual shall be independent both of the Company (except through proposed service as a member of the Board or a subsidiary of the Company) and of the Shareholders. The selected individual shall be subject to the prior approval of a super-majority of the Shareholders, which consent shall not unreasonably be withheld. A Shareholder's approval of a designated Director shall be deemed given if such Shareholder has not responded to a notice by the Chairman of the Board of the Company within 30 days of notice to the Shareholder of the identity of the selected individual. Upon selection and approval hereunder, such Qualified Successor shall for all purposes be deemed a Director of the Company and shall be subject to the Voting Agreement in the event of his/her death, incapacity, resignation or decision not to be a Director.

            1.1.22 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

            1.1.23 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four , Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of
      Section 3.5 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the

      Executive has worked at least 1,000 hours during the applicable year.

            1.1.24 "Year One" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

            1.1.25 "Year Two" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

            1.1.26 "Year Three" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

            1.1.27 "Year Four" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

            1.1.28 "Year Five" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.

                                    ARTICLE 2

                               EMPLOYMENT AND TERM

      2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Senior Vice President of Summit Global Logistics, Inc., with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between Executive and the Company or the Company's predecessors in interest with respect to Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

      2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in
Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

      2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                    ARTICLE 3

                            COMPENSATION AND BENEFITS

      3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Two Hundred Fifty Thousand United States Dollars (US$250,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the first day of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under
Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

      3.2   BONUSES. Such bonuses shall include the following:

            3.2.1 NON-COMPETE BONUS. As consideration for the Executive entering into this Agreement, the Company shall pay the Executive a bonus in the amount of Eighty Thousand United States Dollars (US$80,000) upon the condition that the executive agrees to be bound by the terms of
      Section 5.2 of this Agreement, as set forth in Article 5 hereof, hereinafter referred to as the "Non-Compete Bonus". The Non-Compete Bonus shall be payable in cash no later the thirtieth (30th) day following the date of this Agreement.

            3.2.2 MANAGEMENT INCENTIVE BONUSES. The Executive shall receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits C and D, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the

      Executive shall be paid the annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits C and D, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

      3.3 EQUITY COMPENSATION. On or about the Effective Date, or as soon as administratively practicable thereafter, the Executive shall receive grants under the Equity Incentive Plan as follows:

            3.3.1 INCENTIVE STOCK OPTIONS. A grant of an Incentive Stock Option, as defined in the Equity Incentive Plan, in respect of 126,000 shares of Common Stock, pursuant to an option grant agreement annexed as Exhibit E hereto.

            3.3.2 STOCK APPRECIATION RIGHTS. A grant of 94,500 Stock Appreciation Rights, as defined in the Equity Incentive Plan, each in respect of one share of Common Stock, pursuant to a Stock Appreciation Rights grant agreement annexed as Exhibit F hereto. The parties intend that such grant cover the approximate combined federal and state income tax liability associated with both (i) the number of shares of Common Stock with respect to which the Incentive Stock Option is exercised and
      (ii) the number of shares of Common Stock underlying the exercise of the Stock Appreciation Rights used to pay for the tax liability under clause
      (i).

All such grants and/or awards shall conform to the terms and conditions of the Equity Incentive Plan and the annexed grant agreements between the Company and the Executive. In its discretion, the Compensation Committee may make additional grants or awards to the Executive from time to time. If the Equity Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be entitled to the benefits due to him under Exhibits E and F, respectively, hereto, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the termination of the Equity Incentive Plan shall result in all unvested Incentive Stock Options and Stock Appreciation Rights granted to the Participant under Exhibits E and F, respectively, to be fully vested and exercisable.

      3.4 SERP BENEFITS. During the Employment Term, the Executive shall be entitled to participate in the Summit Global Logistics, Inc. Supplemental Executive Retirement Plan (the "SERP") in accordance with the terms thereof. Such eligibility to participate in the SERP shall commence effective as of the later of the Effective Date or the effective date of the SERP. The SERP is attached as Exhibit G hereto.

      3.5 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits as set forth in SCHEDULE A attached hereto, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

      3.6   INDEMNIFICATION AND INSURANCE.

            3.6.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section 3.6.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section
      3.6.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.6.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or (ii) material breach of any of the provisions of this Agreement.

      3.7 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

      3.8 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.

                                    ARTICLE 4

                                   TERMINATION

      4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

      4.2   TERMINATION UNDER CERTAIN CIRCUMSTANCES.

            4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

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

            4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

            4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                     4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                     4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

      4.3   Standard Termination Entitlements; Severance Benefits.

            4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                     4.3.1.1 the Executive's earned but unpaid compensation (including, without limitation, Base Salary, and all other items which constitute wages under applicable law, interpreting the term "wages" in the broadest possible sense) as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                     4.3.1.2 reimbursement for reasonable business expenses and authorized travel expenses incurred but still outstanding; and

                     4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the Company, including, but not limited to, all plans or arrangements listed on SCHEDULE A, the Equity Incentive Plan and the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

            4.3.2 SEVERANCE BENEFITS. For all purposes of this Agreement, the Executive's "Severance Benefits" shall mean the benefits set forth in Exhibit H. If the Summit Global Logistics, Inc. Severance Benefit Plan, as set forth in Exhibit H, is terminated for any reason whatsover, whether by the Company or any other Person, the Executive shall be paid severance benefits identical to those set forth in Appendix A of such Plan, notwithstanding the termination of such Plan.

                                    ARTICLE 5

                              RESTRICTIVE COVENANTS

      5.1   PROPRIETARY INFORMATION.

            5.1.1    DISCLOSURE DURING THE EMPLOYMENT TERM. Subject to Section
      5.5 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

            5.1.2 DISCLOSURE AFTER EMPLOYMENT. In the event that the Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

      5.2 NON-COMPETITION. During the Employment Term and for twelve months after the date employment with the Company has ended, the Executive agrees, and shall cause each Person Controlled by him to agree, that he shall not, directly or indirectly, or through any Person

Controlled by the Executive: (a) engage in any logistic activities competitive with the business of the Company and its Affiliates for his or their own account or for the account of any other Person, or (b) become interested in any Person engaged in logistic activities competitive with the business of the Company and its Affiliates as a partner, shareholder, member, principal, agent, employee, trustee, consultant or in any other relationship or capacity.

      5.3 NON-SOLICITATION. During the Employment Term and for a period of twelve months after the date employment with the Company has ended, the Executive will not, directly or indirectly, use proprietary knowledge or information relating to the Company or its Affiliates obtained during the course of the Executive's employment with the Company for his own benefit or the benefit of any third party with the intention to, or which a reasonable person would construe to, (a) interfere with or disrupt any present relationship, contractual or otherwise, between the Company or its Affiliates and any customer, supplier, employee, consultant or other person having business dealings with the Company or its Affiliates, or (b) employ or solicit the employment or engagement by others of any employee or consultant of the Company or its Affiliates who was such an employee or consultant at the time of termination of the Executive's employment hereunder. Upon leaving the employment of the Company, the Executive shall notify his new employer of his obligations under this Agreement and grants consent to notification by the Company to the Executive's new employer concerning Executive's rights and obligations under this Agreement.

      5.4 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

      5.5 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

      5.6 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

      5.7 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                    ARTICLE 6

                               DISPUTE RESOLUTION

      6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.

            6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

            6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

            6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                    ARTICLE 7

                               GENERAL PROVISIONS

      7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

            If to the Executive:           William Knight
                                           224 Battery Circle
                                           Savannah, GA 31410

            If to the Company:             Summit Global Logistics, Inc.
                                           547 Boulevard
                                           Kenilworth, NJ 07033

            with a copy to:                David D. Gammell, Esq.
                                           Brown Rudnick Berlack Israels LLP
                                           One Financial Center
                                           Boston, MA 02111

or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

      7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto

      7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the Company. In addition, any term of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs to by an instrument in writing signed by such party and delivered to the Company as reasonable time prior to the effective date of the waiver

      7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

      7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

      7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

      7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

      7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

      7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      7.10 COUNTERPARTS. This Agreement be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                               EXECUTIVE

                                               _________________________________
                                               William Knight

                                               SUMMIT GLOBAL LOGISTICS, INC.

                                               By: _____________________________
                                                   Name
                                                   Title:

                                   SCHEDULE A

                       EMPLOYEE BENEFIT SUMMARY TERM SHEET

      As of January 1, 2007, the Executive shall be eligible to participate in all of the retirement and welfare benefit plans sponsored, maintained or contributed to by FMI International, LLC and/or its affiliates or subsidiaries, which plans shall be amended accordingly. Without in any way limiting the generality of the foregoing, the Executive shall be entitled to participate in the following plans:

   o  FMI International, LLC 401(k) Profit Sharing Plan;

   o  FMI International West Health Plan;

   o  FMI International, LLC PPO Health Insurance Plan;

   o  FMI International, LLC Dental Plan; and the

   o  FMI International, LLC Life Insurance Plan.

                                    EXHIBIT C

                          ANNUAL BONUS GRANT AGREEMENT

      THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between William Knight (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

                  1.3 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.4 "EBITDA TARGET" means the Company's EBITDA for Fiscal Year 2007, 2008, 2009 or 2010, as applicable.

                  1.5   "FISCAL YEAR" means the calendar year.

                  1.6   "GAAP" means generally accepted accounting principles.

                  1.7 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

            2.    EBITDA TARGETS.

                  2.1   The EBITDA Target for Fiscal Year 2007 shall be
            $__________.

                  2.2   The EBITDA Target for Fiscal Year 2008 shall be
            $__________.

                  2.3   The EBITDA Target for Fiscal Year 2009 shall be
            $__________.

                  2.4   The EBITDA Target for Fiscal Year 2010 shall be
            $__________.

            3.    ANNUAL INCENTIVE BONUSES.

                  3.1 The Bonus for each of Fiscal Year 2007, Fiscal Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                        3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 35% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 52.50% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.3 If at least 100% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 70% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.10% of his Base Salary.

                        3.1.1.5 For each percentage point over 50 percentage points, up to 50 additional points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.80% of his Base Salary.

                  3.2 Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              EXECUTIVE

                                              __________________________________
                                              William Knight

                                              SUMMIT GLOBAL LOGISTICS, INC.

                                              By: ______________________________
                                                  Name
                                                  Title:

                                    EXHIBIT D

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between William Knight (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the multi-year incentive bonus to be paid hereunder with respect to the Employment Term.

                  1.3 "DELTA ONE" means the excess, if any, of EBITDA for Fiscal Year 2009 over the EBITDA Target for Fiscal Year 2007.

                  1.4 "DELTA TWO" means the excess, if any, of EBITDA for Fiscal Year 2010 over the EBITDA Target for Fiscal Year 2008.

                  1.5 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.6   "EBITDA TARGET" means

                        1.6.1 For Fiscal Year 2007, $__________.

                        1.6.2 For Fiscal Year 2008, $__________.

                  1.7 "FIRST PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

                  1.8   "FISCAL YEAR" means the calendar year.

                  1.9 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

                  1.10  "GAAP" means generally accepted accounting principles.

                  1.11 "PERFORMANCE PERIOD" means the First Performance Period or the Second Performance Period, as applicable.

                  1.12 "SECOND PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

            2.    MULTI-YEAR BONUS.

                  2.1 FIRST PERFORMANCE PERIOD. If, with respect to the First Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

                  2.2 SECOND PERFORMANCE PERIOD. If, with respect to the Second Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

            3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

            4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              EXECUTIVE

                                              __________________________________
                                              William Knight

                                              SUMMIT GLOBAL LOGISTICS, INC.

                                              By: ______________________________
                                                  Name
                                                  Title:

                                    EXHIBIT E

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

      Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which are incorporated herein by reference (together, the "AWARD AGREEMENT"). Terms not defined herein shall have their respective meanings under the Plan.

PARTICIPANT (the "PARTICIPANT")
William Knight

GRANT

The undersigned Participant has been granted an Option to purchase Common Stock of Summit Global Logistics, Inc. (the "COMPANY"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

DATE OF GRANT                November 8, 2006  TOTAL NUMBER OF SHARES
                                               GRANTED                    126,000

VESTING COMMENCEMENT DATE    November 8, 2006  TYPE OF OPTION             [X] Incentive Stock Option

EXERCISE PRICE PER SHARE     $10.00                                       Non-Statutory Stock Option

TOTAL EXERCISE PRICE         $1,260,000        TERM/EXPIRATION DATE       5 years from Date of Grant

VESTING SCHEDULE:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

          ANNIVERSARY OF GRANT DATE        % OF GRANT (OR # OF SHARES) VESTED

     One-Year Anniversary of Grant Date                    50%

     Two-Year Anniversary of Grant Date                   100%

The Option shall vest in full upon the earliest to occur of a Change in Control, the Participant's death, the Participant's Disability, the Participant's Retirement, the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment without Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) for Good Reason.

Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume this Option in accordance with its terms or (ii) pay the Participant, for each Share not previously exercised, the greater of (A) the transaction consideration per Share or (B) the Exercise Price per Share. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

Vesting of this Option shall cease, and unvested Option Shares shall be forfeited, upon the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment for Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) other than for Good Reason.

PARTICIPANT                                   SUMMIT GLOBAL LOGISTICS, INC.

_________________________________             __________________________________
Signature                                     By

________________________________              __________________________________
William Knight                                Title
224224Battery Circle
Savannah, GA 31410

                          SUMMIT GLOBAL LOGISTICS, INC.
                                  STOCK OPTION
                                   AWARD TERMS

      1. GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the 2006 Equity Incentive Plan (the "PLAN"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

      2.    EXERCISE OF OPTION.

            i. RIGHT TO EXERCISE. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

            ii. METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES") and the Participant's agreement to be subject to such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price in accordance with the cashless exercise provisions of Section 6g of the Plan.

      3. TERMINATION. This Option shall be exercisable for three months after the Participant ceases to be an Employee; provided, however, if the relationship is terminated by the Company for Cause, or voluntarily by the Participant other than for Good Reason, the Option shall terminate immediately. Upon the Participant's death or Disability, this Option may be exercised for twelve (12) months after the termination of employment. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

      4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the method of payment of consideration for such shares would constitute a violation of any applicable law.

      5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

      6. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

      7. UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            i. EXERCISE OF ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

            ii. EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise if such withholding amounts are not delivered at the time of exercise.

            iii. NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive

                  Stock Option, including through a cashless exercise, on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

            iv. WITHHOLDING. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes. Currently, neither federal income nor federal employment tax withholding is required with respect to an Incentive Stock Option.

      8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below

                                    EXHIBIT A

                           2006 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

Company Name
Address
City, State, Zip Code

Attention: President

      1. EXERCISE OF OPTION. Effective as of today, ______________, 200__, the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "SHARES") of_________ (the "COMPANY") under and pursuant to the 2006 Equity Incentive Plan (the "PLAN") and the Stock Option Award Agreement dated ____________, 200__ (the "AWARD AGREEMENT").

      2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and pursuant to the cashless exercise provisions of
            Section 6g of the Plan.

      3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

      4. RIGHTS AS STOCKHOLDER. The Participant shall not have any rights of a stockholder upon exercise of the Option, which shall be settled solely in cash.

      5. TAX CONSULTATION. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

      6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

      7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

      8. GOVERNING LAW. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

      9. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:                             Accepted by:

PARTICIPANT                               SUMMIT GLOBAL LOGISTICS, INC.

______________________________________    ______________________________________
Signature                                 By

______________________________________    ______________________________________
Print Name                                Title

ADDRESS:                                  ADDRESS:

                                          Type in address
______________________________________

                                          City, State, Zip code
______________________________________

                                          ______________________________________
                                          Date Received

                                    EXHIBIT F

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

Name of SAR Holder: William Knight

Address of SAR Holder: 224 Battery Circle, Savannah, GA 31410

Number of SARs: 94,500, each representing a share of Common Stock

Initial SAR Value: $945,000

Grant Date: November 8, 2006

      Pursuant to and in accordance with the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, as amended from time to time (the "Plan"), this Stock Appreciation Rights Agreement (the "SAR Agreement") evidences the issuance to the person named above (the "SAR Holder") by Summit Global Logistics, Inc. (the "Company"), effective as of the date set forth above (the "Grant Date"), of a number of stock appreciation rights set forth above (the "SARs"). The SARs will be valued in accordance with, and are subject to the terms, definitions and provisions of, the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

      Subject to the terms and conditions of the Plan, and subject to the determination of the Compensation Committee in its sole discretion to accelerate the vesting schedule hereunder, the SARs issued hereunder shall vest and become vested SARs on the respective dates indicated below:

      Incremental  (Aggregate  Number)
         of SARs to be Vested SARs          Vesting Date/Percent

               47,250 (47,250)              FIRST  ANNIVERSARY  OF GRANT
                                            DATE -- 50%

               47,250 (94,500)              SECOND  ANNIVERSARY OF GRANT
                                            DATE -- 100%

      All SARs granted hereunder shall be vested in full upon the earliest to occur of a Change in Control or the death, Disability, Retirement or voluntary termination for Good Reason of the SAR Holder. Vested SARs may be exercised at any time within five (5) years following the Grant Date.

      Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13.f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume the SARs in accordance with their terms or (ii) pay the Participant, for each share of Common Stock underlying each SAR not previously exercised, the greater of (A) the transaction consideration per share of Common Stock underlying each SAR or (B) the Initial SAR Value per share of Common Stock. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

      Vesting of the SARs shall cease, and unvested SARs shall be terminated, upon termination of employment of the SAR Holder with the Business Entity that employs him or her for Cause or other than for Good Reason.

      The SAR Holder shall have no rights as a stockholder of the Company by virtue of having been issued the SARs and shall have only the rights specifically provided in the Plan.

         By executing this SAR Agreement, the SAR Holder acknowledges receipt of the Plan (a copy of which is attached hereto) and represents that he or she has read and the terms and provisions of the Plan and accepts the issuance of the SARs subject to all of such terms and provisions.

                                          SUMMIT GLOBAL LOGISTICS, INC.

                                          By: __________________________________

                                              Name:

                                              Title: ___________________________

                                          ACKNOWLEDGED AND AGREED BY SAR HOLDER:

                                              Name:

                                              Signature: _______________________

                           2006 EQUITY INCENTIVE PLAN
                            STOCK APPRECIATION RIGHT

                                 EXERCISE NOTICE

            Pursuant to the provisions of the Summit Global Logistics, Inc. 2006 Equity Incentive Plan (the "Plan") and that certain Stock Appreciation Rights Agreement by and between Summit Global Logistics, Inc. (the "Company") and ____________ (the "Grantee") as of _______________ __, 20__, I, the Grantee,
hereby exercise the Stock Appreciation Rights granted under the terms of the Plan to the extent of __________ shares of the Common Stock of the Company (the "SARs"). If applicable, I deliver to the Company herewith payment for tax withholding with respect to the exercise of the SARs in the amount of $__________.

TO BE COMPLETED BY THE GRANTEE

            A.    Number of SARs:                    ______________

            B.    Initial SAR Value                  $_____________

            C.    Total Initial SAR Value of
                  Shares (A x B):                    $_____________

TO BE COMPLETED BY THE COMPANY

            D.    Value per share of Common
                  Stock, as of __________,
                  times the number of shares
                  being exercised (A):               $_____________

            E.    TOTAL PAYMENT
                  DUE (D - C):                       $_____________

Date: __________________________________  ______________________________________

                                          Grantee
                                          ______________________________________
                                          Address
                                          ______________________________________
                                          Social Security Number

                                   APPENDIX A

                             (HIGH LEVEL EXECUTIVES)

Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc. Severance Benefit Plan, William Knight is within category described above.

                                                                       Exhibit L

                              EMPLOYMENT AGREEMENT



                 THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006, by and between James Madden, residing at 5 Deerfield Road, New Providence, NJ 07974 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

                 WHEREAS, the Executive is expected to make a major contribution to the growth, profitability and financial strength of the Company; and

                 WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

                 NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:



                                   ARTICLE 1

                                   DEFINITIONS

     1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

         1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

         1.1.2 "BASE SALARY" shall have the meaning set forth in section 3.1.

         1.1.3 "BOARD" means the Board of Directors of the Company.

         1.1.4 "CHANGE IN CONTROL" means the occurrence of the first step (E.G., commencement of negotiations) in a process that results in any one of the following events:

             1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 20% of the (A) then outstanding voting stock of a Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

             1.1.4.2 an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

             1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

             1.1.4.4 a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

             1.1.4.5 a reorganization, merger or consolidation in which the Company is a party;

             1.1.4.6 the sale, exchange, or transfer of all or substantially all of the assets of the Company;

             1.1.4.7  the bankruptcy, liquidation or dissolution of the Company;
                      or

             1.1.4.8 any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.



         1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

             1.1.5.1  material act of dishonesty with respect to the Company;

             1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

             1.1.5.3  other  misconduct,   such  as  excessive  absenteeism,  or
                      material failure to comply with Company rules.

         1.1.6 "CODE" means the Internal Revenue Code of 1986, as amended.

         1.1.7 "COMMON STOCK" means the common stock of the Company, par value of $.001 per share.

         1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

         1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of Section 162(m) of the Code.

         1.1.10 "CONFIDENTIAL INFORMATION" means:

             1.1.10.1 proprietary information, trade secrets and know-how of the
                      Company and/or its Affiliates;

             1.1.10.2 confidential   information   relating  to  the   business,
                      operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

             1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

         provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

         1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

         1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a period of at least 180 days, as determined in good faith by a physician appointed by the Company.

         1.1.13 "EFFECTIVE DATE" means the date of Closing as defined in that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

         1.1.14  "EMPLOYMENT  TERM"  shall have the meaning set forth in section
     2.2.

         1.1.15 "EQUITY INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, attached as Exhibit A hereto.

         1.1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         1.1.17 "FISCAL YEAR" means the calendar year.

         1.1.18 "GOOD REASON" means the occurrence of any of the following:

             1.1.18.1 without  the  Executive's   prior  written  consent,   any
                      material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.18.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

             1.1.18.2 any  failure  by the  Company  to pay  the  Executive  any portion of the Base Salary or other payments to which the Executive is entitled under Sections 3.1 through 3.5 hereof, provided, however, that prior to any termination pursuant to this Section 1.1.18.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts or omissions and no less than 30 days to cure the same;

             1.1.18.3 without  the  Executive's   prior  written  consent,   the
                      relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation;

             1.1.18.4 a material  breach by the  Company of any of the  material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section
                      1.1.18.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same; or

             1.1.18.5 an event described in Section 1.1.4.4 hereof occurs.

         1.1.19 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit B hereto.

         1.1.20 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

         1.1.21 "QUALIFIED SUCCESSOR" means in the event there is a vacancy in the Board occurring between annual meetings as a result of death, incapacity or resignation, or if one or more of the Directors shall decline to stand for election to the Board or, if he is unable or unwilling to so serve, then the shareholders that are party to that certain voting agreement ("Voting Agreement") dated on or about the date hereof between the Company and the parties thereto to elect Messrs. Agresti, DeSaye, MacAvery and McQuiston (the "Shareholders") shall designate one or more individuals of standing within the business world reasonably comparable to that of such Director (each a "Qualified Successor") as one or more successor Directors in the following manner. The Shareholders shall select an individual to serve as the Qualified Successor, which individual shall be independent both of the Company (except through proposed service as a member of the Board or a subsidiary of the Company) and of the Shareholders. The selected individual shall be subject to the prior approval of a super-majority of the Shareholders, which consent shall not unreasonably be withheld. A Shareholder's approval of a designated Director shall be deemed given if such Shareholder has not responded to a notice by the Chairman of the Board of the Company within 30 days of notice to the Shareholder of the identity of the selected individual. Upon selection and approval hereunder, such Qualified Successor shall for all purposes be deemed a Director of the Company and shall be subject to the Voting Agreement in the event of his/her death, incapacity, resignation or decision not to be a Director.

         1.1.22 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

         1.1.23 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four , Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of
     Section 3.5 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

         1.1.24 "YEAR ONE" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

         1.1.25 "YEAR TWO" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

         1.1.26 "YEAR THREE" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

         1.1.27 "YEAR FOUR" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

         1.1.28 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.


                                   ARTICLE 2

                               EMPLOYMENT AND TERM

     2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Senior Vice President of Summit Global Logistics, Inc., with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between Executive and the Company or the Company's predecessors in interest with respect to Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

     2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

     2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.


                                   ARTICLE 3

                            COMPENSATION AND BENEFITS

     3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Two Hundred Twenty-Five Thousand United States Dollars (US$225,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the first day of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under
Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

     3.2 BONUSES. Such bonuses shall include the following:

         3.2.1 NON-COMPETE BONUS. As consideration for the Executive entering into this Agreement, the Company shall pay the Executive a bonus in the amount of Seventy Thousand United States Dollars (US$70,000) upon the condition that the executive agrees to be bound by the terms of Section 5.2 of this Agreement, as set forth in Article 5 hereof, hereinafter referred to as the "Non-Compete Bonus". The Non-Compete Bonus shall be payable in cash no later the thirtieth (30th) day following the date of this Agreement.

         3.2.2 MANAGEMENT INCENTIVE BONUSES. The Executive shall receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits C and D, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be paid the annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits C and D, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

     3.3 EQUITY COMPENSATION. On or about the Effective Date, or as soon as administratively practicable thereafter, the Executive shall receive grants under the Equity Incentive Plan as follows:

         3.3.1 INCENTIVE STOCK OPTIONS. A grant of an Incentive Stock Option, as defined in the Equity Incentive Plan, in respect of 104,000 shares of Common Stock, pursuant to an option grant agreement annexed as Exhibit E hereto.

         3.3.2 STOCK APPRECIATION RIGHTS. A grant of 78,000 Stock Appreciation Rights, as defined in the Equity Incentive Plan, each in respect of one share of Common Stock, pursuant to a Stock Appreciation Rights grant agreement annexed as Exhibit F hereto. The parties intend that such grant cover the approximate combined federal and state income tax liability associated with both (i) the number of shares of Common Stock with respect to which the Incentive Stock Option is exercised and (ii) the number of shares of Common Stock underlying the exercise of the Stock Appreciation Rights used to pay for the tax liability under clause (i).

All such grants and/or awards shall conform to the terms and conditions of the Equity Incentive Plan and the annexed grant agreements between the Company and the Executive. In its discretion, the Compensation Committee may make additional grants or awards to the Executive from time to time. If the Equity Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be entitled to the benefits due to him under Exhibits E and F, respectively, hereto, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the termination of the Equity Incentive Plan shall result in all unvested Incentive Stock Options and Stock Appreciation Rights granted to the Participant under Exhibits E and F, respectively, to be fully vested and exercisable.

     3.4 SERP BENEFITS. During the Employment Term, the Executive shall be entitled to participate in the Summit Global Logistics, Inc. Supplemental Executive Retirement Plan (the "SERP") in accordance with the terms thereof. Such eligibility to participate in the SERP shall commence effective as of the later of the Effective Date or the effective date of the SERP. The SERP is attached as Exhibit G hereto.

     3.5 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits as set forth in SCHEDULE A attached hereto, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

     3.6 INDEMNIFICATION AND INSURANCE.

         3.6.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section 3.6.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

         3.6.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section 3.6.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

         3.6.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the

     Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or
     (ii) material breach of any of the provisions of this Agreement.

     3.7 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

     3.8 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.


                                   ARTICLE 4

                                   TERMINATION

     4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

     4.2 TERMINATION UNDER CERTAIN CIRCUMSTANCES.

         4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

         4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination

     Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

         4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

             4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation,
                      Article 5; and

             4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

     4.3 STANDARD TERMINATION ENTITLEMENTS; SEVERANCE BENEFITS.

         4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

             4.3.1.1 the Executive's earned but unpaid compensation (including, without limitation, Base Salary, and all other items which constitute wages under applicable law, interpreting the term "wages" in the broadest possible sense) as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

             4.3.1.2  reimbursement   for  reasonable   business   expenses  and
                      authorized travel expenses incurred but still outstanding; and

             4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the

                      Company, including, but not limited to, all plans or arrangements listed on SCHEDULE A, the Equity Incentive Plan and the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs

         4.3.2 SEVERANCE BENEFITS. For all purposes of this Agreement, the Executive's "Severance Benefits" shall mean the benefits set forth in Exhibit H. If the Summit Global Logistics, Inc. Severance Benefit Plan, as set forth in Exhibit H, is terminated for any reason whatsover, whether by the Company or any other Person, the Executive shall be paid severance benefits identical to those set forth in Appendix A of such Plan, notwithstanding the termination of such Plan.


                                   ARTICLE 5

                              RESTRICTIVE COVENANTS

     5.1 PROPRIETARY INFORMATION.

         5.1.1 DISCLOSURE DURING THE EMPLOYMENT TERM. Subject to Section 5.5 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

         5.1.2 DISCLOSURE AFTER EMPLOYMENT. In the event that the Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

     5.2 NON-COMPETITION. During the Employment Term and for twelve months after the date employment with the Company has ended, the Executive agrees, and shall cause each Person Controlled by him to agree, that he shall not, directly or indirectly, or through any Person Controlled by the Executive: (a) engage in any logistic activities competitive with the business of the Company and its Affiliates for his or their own account or for the account of any other

Person, or (b) become interested in any Person engaged in logistic activities competitive with the business of the Company and its Affiliates as a partner, shareholder, member, principal, agent, employee, trustee, consultant or in any other relationship or capacity.

     5.3 NON-SOLICITATION. During the Employment Term and for a period of twelve months after the date employment with the Company has ended, the Executive will not, directly or indirectly, use proprietary knowledge or information relating to the Company or its Affiliates obtained during the course of the Executive's employment with the Company for his own benefit or the benefit of any third party with the intention to, or which a reasonable person would construe to, (a) interfere with or disrupt any present relationship, contractual or otherwise, between the Company or its Affiliates and any customer, supplier, employee, consultant or other person having business dealings with the Company or its Affiliates, or (b) employ or solicit the employment or engagement by others of any employee or consultant of the Company or its Affiliates who was such an employee or consultant at the time of termination of the Executive's employment hereunder. Upon leaving the employment of the Company, the Executive shall notify his new employer of his obligations under this Agreement and grants consent to notification by the Company to the Executive's new employer concerning Executive's rights and obligations under this Agreement.

     5.4 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

     5.5 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

     5.6 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this
Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

     5.7 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.


                                   ARTICLE 6

                               DISPUTE RESOLUTION

     6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.


         6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

         6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.


         6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.


                                   ARTICLE 7

                               GENERAL PROVISIONS

     7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

           If to the Executive:       James Madden
                                      5 Deerfield Road
                                      New Providence, NJ 07974

           If to the Company:         Summit Global Logistics, Inc.
                                      547 Boulevard
                                      Kenilworth, NJ 07033


           with a copy to:            David D. Gammell, Esq.
                                      Brown Rudnick Berlack Israels LLP
                                      One Financial Center
                                      Boston, MA 02111


or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

     7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

     7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the

Company. In addition, any term of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs to by an instrument in writing signed by such party and delivered to the Company as reasonable time prior to the effective date of the waiver.

     7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

     7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

     7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

     7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

     7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

     7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.10 COUNTERPARTS. This Agreement be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           EXECUTIVE



                                           -------------------------------------
                                           James Madden

                                           SUMMIT GLOBAL LOGISTICS, INC.



                                           By:
                                               ---------------------------------
                                               Name
                                               Title:

                                   SCHEDULE A

                       EMPLOYEE BENEFIT SUMMARY TERM SHEET


     As of January 1, 2007, the Executive shall be eligible to participate in all of the retirement and welfare benefit plans sponsored, maintained or contributed to by FMI International, LLC and/or its affiliates or subsidiaries, which plans shall be amended accordingly. Without in any way limiting the generality of the foregoing, the Executive shall be entitled to participate in the following plans:


     o  FMI International, LLC 401(k) Profit Sharing Plan;


     o  FMI International West Health Plan;


     o  FMI International, LLC PPO Health Insurance Plan;


     o  FMI International, LLC Dental Plan; and the


     o  FMI International, LLC Life Insurance Plan.

                                    EXHIBIT C

                          ANNUAL BONUS GRANT AGREEMENT



     THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between James
Madden (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

         WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

         NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

         1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

               1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

               1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

               1.3 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

               1.4 "EBITDA TARGET" means the Company's EBITDA for Fiscal Year 2007, 2008, 2009 or 2010, as applicable.

               1.5 "FISCAL YEAR" means the calendar year.

               1.6 "GAAP" means generally accepted accounting principles.

               1.7 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

         2. EBITDA TARGETS.

               2.1 The EBITDA Target for Fiscal Year 2007 shall be $__________.

               2.2 The EBITDA Target for Fiscal Year 2008 shall be $__________.

               2.3 The EBITDA Target for Fiscal Year 2009 shall be $__________.

               2.4 The EBITDA Target for Fiscal Year 2010 shall be $__________.

         3. ANNUAL INCENTIVE BONUSES.

               3.1 The Bonus for each of Fiscal Year 2007, Fiscal Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                   3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 35% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                   3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 52.50% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                   3.1.1.3 If at least 100% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 70% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                   3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.10% of his Base Salary.

                   3.1.1.5 For each percentage point over 50 percentage points, up to 50 additional points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.80% of his Base Salary.

               3.2 Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

         4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

         5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           EXECUTIVE



                                           -------------------------------------
                                           James Madden

                                           SUMMIT GLOBAL LOGISTICS, INC.



                                           By:
                                               ---------------------------------
                                               Name
                                               Title:

                                    EXHIBIT D

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between James
Madden (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

         WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

         NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

         1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

               1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

               1.2 "BONUS" means the multi-year incentive bonus to be paid hereunder with respect to the Employment Term.

               1.3 "DELTA ONE" means the excess, if any, of EBITDA for Fiscal Year 2009 over the EBITDA Target for Fiscal Year 2007.

               1.4 "DELTA TWO" means the excess, if any, of EBITDA for Fiscal Year 2010 over the EBITDA Target for Fiscal Year 2008.

               1.5 "EBITDA" means the Company's earnings before income tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

               1.6 "EBITDA TARGET" means

                   1.6.1 For Fiscal Year 2007, $__________.

                   1.6.2 For Fiscal Year 2008, $__________.

               1.7 "FIRST PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

               1.8 "FISCAL YEAR" means the calendar year.

               1.9 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

               1.10 "GAAP" means generally accepted accounting principles.

               1.11 "PERFORMANCE PERIOD" means the First Performance Period or the Second Performance Period, as applicable.

               1.12 "SECOND PERFORMANCE PERIOD" means the three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

         2. MULTI-YEAR BONUS.

               2.1 FIRST PERFORMANCE PERIOD. If, with respect to the First Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

               2.2 SECOND PERFORMANCE PERIOD. If, with respect to the Second Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

         3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

         4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

         5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

         6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           EXECUTIVE



                                           -------------------------------------
                                           James Madden

                                           SUMMIT GLOBAL LOGISTICS, INC.



                                           By:
                                               ---------------------------------
                                               Name
                                               Title:

                                    EXHIBIT E

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

     Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which are incorporated herein by reference (together, the "AWARD AGREEMENT"). Terms not defined herein shall have their respective meanings under the Plan.

PARTICIPANT (the "PARTICIPANT")
James Madden

GRANT
The undersigned Participant has been granted an Option to purchase Common Stock of Summit Global Logistics, Inc. (the "COMPANY"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

    DATE OF GRANT                  November 8, 2006         TOTAL NUMBER OF           104,000

                                                            SHARES GRANTED

    VESTING                        November 8, 2006         TYPE OF OPTION            [X] Incentive Stock
    COMMENCEMENT DATE                                                                 Option

    EXERCISE PRICE PER SHARE       $10.00                                             Non-Statutory Stock
                                                                                      Option

    TOTAL EXERCISE PRICE           $1,040,000               TERM/EXPIRATION DATE      5 years from Date of Grant


VESTING SCHEDULE:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

              ANNIVERSARY OF GRANT DATE              % OF GRANT (OR # OF SHARES) VESTED
         One-Year Anniversary of Grant Date                         50%
         Two-Year Anniversary of Grant Date                         100%


The Option shall vest in full upon the earliest to occur of a Change in Control, the Participant's death, the Participant's Disability, the Participant's Retirement, the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment without Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) for Good Reason.

Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume this Option in accordance with its terms or (ii) pay the Participant, for each Share not previously exercised, the greater of (A) the transaction consideration per Share or (B) the Exercise Price per Share. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

Vesting of this Option shall cease, and unvested Option Shares shall be forfeited, upon the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment for Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) other than for Good Reason.

PARTICIPANT                                SUMMIT GLOBAL LOGISTICS, INC.



---------------------------------------    -------------------------------------
Signature                                  By


---------------------------------------    -------------------------------------
James Madden                               Title
5 Deerfield Road
New Providence, NJ 07974

                          SUMMIT GLOBAL LOGISTICS, INC.
                                  STOCK OPTION
                                   AWARD TERMS


     1. GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the 2006 Equity Incentive Plan (the "PLAN"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2.  EXERCISE OF OPTION.

         i RIGHT TO EXERCISE. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

         ii METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES") and the Participant's agreement to be subject to such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price in accordance with the cashless exercise provisions of Section 6g of the Plan.

     3. TERMINATION. This Option shall be exercisable for three months after the Participant ceases to be an Employee; provided, however, if the relationship is terminated by the Company for Cause, or voluntarily by the Participant other than for Good Reason, the Option shall terminate immediately. Upon the Participant's death or Disability, this Option may be exercised for twelve (12) months after the termination of employment. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

     4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the method of payment of consideration for such shares would constitute a violation of any applicable law.

     5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

     6. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten
         (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

     7. UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         i EXERCISE OF ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

         ii EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise if such withholding amounts are not delivered at the time of exercise.

         iii NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option, including through a cashless exercise, on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

         iv WITHHOLDING. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes. Currently, neither federal income nor federal employment tax withholding is required with respect to an Incentive Stock Option.

     8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

     9. NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME.

     Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

                                    EXHIBIT A

                           2006 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

Company Name
Address
City, State, Zip Code

Attention:  President

     1. EXERCISE OF OPTION. Effective as of today, ______________, 200__, the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "SHARES") of_________ (the "COMPANY") under and pursuant to the 2006 Equity Incentive Plan (the "PLAN") and the Stock Option Award Agreement dated ____________, 200__ (the "AWARD AGREEMENT").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and pursuant to the cashless exercise provisions of Section 6g of the Plan.

     3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS STOCKHOLDER. The Participant shall not have any rights of a stockholder upon exercise of the Option, which shall be settled solely in cash.

     5. TAX CONSULTATION. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

     6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

     7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

     8. GOVERNING LAW. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

     9. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:                              Accepted by:


PARTICIPANT                                SUMMIT GLOBAL LOGISTICS, INC.



---------------------------------------    -------------------------------------
Signature                                  By



---------------------------------------    -------------------------------------
Print Name                                 Title


ADDRESS:                                   ADDRESS:
-------                                    -------



                                           Type in address
---------------------------------------

                                           City, State, Zip code
---------------------------------------


                                           -------------------------------------
                                           Date Received

                                    EXHIBIT F

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

Name of SAR Holder: James Madden

Address of SAR Holder: 5 Deerfield Road, New Providence, NJ 07974

Number of SARs: 78,000, each representing a share of Common Stock

Initial SAR Value: $780,000

Grant Date: November 8, 2006

         Pursuant to and in accordance with the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, as amended from time to time (the "Plan"), this Stock Appreciation Rights Agreement (the "SAR Agreement") evidences the issuance to the person named above (the "SAR Holder") by Summit Global Logistics, Inc. (the "Company"), effective as of the date set forth above (the "Grant Date"), of a number of stock appreciation rights set forth above (the "SARs"). The SARs will be valued in accordance with, and are subject to the terms, definitions and provisions of, the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

         Subject to the terms and conditions of the Plan, and subject to the determination of the Compensation Committee in its sole discretion to accelerate the vesting schedule hereunder, the SARs issued hereunder shall vest and become vested SARs on the respective dates indicated below:

            Incremental (Aggregate Number)
            of  SARs  to  be  Vested  SARs           Vesting Date/Percent

                 39,000 (39,000)                      FIRST  ANNIVERSARY
                                                      OF GRANT DATE -- 50%

                 39,000 (78,000)                      SECOND  ANNIVERSARY
                                                      OF GRANT DATE -- 100%

         All SARs granted hereunder shall be vested in full upon the earliest to occur of a Change in Control or the death, Disability, Retirement or voluntary termination for Good Reason of the SAR Holder. Vested SARs may be exercised at any time within five (5) years following the Grant Date.

         Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13.f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume the SARs in accordance with their terms or (ii) pay the Participant, for each share of Common Stock underlying each SAR not previously exercised, the greater of (A) the transaction consideration per share of Common Stock underlying each SAR or (B) the Initial SAR Value per share of Common Stock. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

         Vesting of the SARs shall cease, and unvested SARs shall be terminated, upon termination of employment of the SAR Holder with the Business Entity that employs him or her for Cause or other than for Good Reason.

         The SAR Holder shall have no rights as a stockholder of the Company by virtue of having been issued the SARs and shall have only the rights specifically provided in the Plan.

         By executing this SAR Agreement, the SAR Holder acknowledges receipt of the Plan (a copy of which is attached hereto) and represents that he or she has read and the terms and provisions of the Plan and accepts the issuance of the SARs subject to all of such terms and provisions.

                                      SUMMIT GLOBAL LOGISTICS, INC.

                                      By:
                                          -------------------------------------

                                          Name:

                                          Title:
                                                -------------------------------


                                      ACKNOWLEDGED AND AGREED BY SAR HOLDER:

                                          Name:

                                          Signature:
                                                    ---------------------------

                           2006 EQUITY INCENTIVE PLAN
                            STOCK APPRECIATION RIGHT

                                 EXERCISE NOTICE

         Pursuant to the provisions of the Summit Global Logistics, Inc. 2006 Equity Incentive Plan (the "Plan") and that certain Stock Appreciation Rights Agreement by and between Summit Global Logistics, Inc. (the "Company") and ____________ (the "Grantee") as of _______________ __, 20__, I, the Grantee,
hereby exercise the Stock Appreciation Rights granted under the terms of the Plan to the extent of __________ shares of the Common Stock of the Company (the "SARs"). If applicable, I deliver to the Company herewith payment for tax withholding with respect to the exercise of the SARs in the amount of $__________.

TO BE COMPLETED BY THE GRANTEE
                  A. Number of SARs:                               ____________

                  B. Initial SAR Value                             $___________

                  C. Total Initial SAR Value of
                     Shares (A x B):                               $___________

TO BE COMPLETED BY THE COMPANY

                  D. Value per share of Common  Stock,
                     as of  __________, times the number
                     of shares being  exercised (A):                $___________

                  E. TOTAL PAYMENT
                     DUE (D - C):                                   $___________


Date: ____________________         ____________________________________________
                                   Grantee

                                   ____________________________________________
                                   Address

                                   ____________________________________________
                                   Social Security Number

                                   APPENDIX A
                             (HIGH LEVEL EXECUTIVES)


Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc. Severance Benefit Plan, James Madden is within category described above.

                                                                       EXHIBIT M

                              EMPLOYMENT AGREEMENT



                 THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006, by and between Peter Stone, residing at 2235 Beach Street, San Francisco, CA 94123 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

                 WHEREAS,   the   Executive   is   expected  to  make  a  major
contribution to the growth, profitability and financial strength of the Company; and

                 WHEREAS, the Company desires to retain the services of the Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

                 NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:


                                   ARTICLE 1

                                   DEFINITIONS

         1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1.1  "AFFILIATE"  means,  (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

                  1.1.2  "BASE  SALARY"  shall  have the  meaning  set  forth in section 3.1.

                  1.1.3 "BOARD" means the Board of Directors of the Company.

                  1.1.4 "CHANGE IN CONTROL" means the occurrence of the first step (E.G., commencement of negotiations) in a process that results in any one of the following events:

                      1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 20% of the (A) then outstanding voting stock of a Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote;

                      1.1.4.2 an ownership change in which the shareholders of the Company before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction, or in which the Company is not the surviving company;

                      1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of the Company of all or substantially all of the stock of the Company;

                      1.1.4.4 a majority of the directors comprising the entire Board as of the Effective Date changes during any 12-month period (other than a Qualified Successor);

                      1.1.4.5 a reorganization, merger or consolidation in which the Company is a party;

                      1.1.4.6 the sale, exchange, or transfer of all or substantially all of the assets of the Company;

                      1.1.4.7 the bankruptcy, liquidation or dissolution of the Company; or

                      1.1.4.8 any transaction including the Company in which the Company acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

                  1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                  1.1.5.1 material act of dishonesty with respect to the Company;

                      1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                      1.1.5.3 other misconduct, such as excessive absenteeism, or material failure to comply with Company rules.

                  1.1.6 "CODE" means the Internal Revenue Code of 1986, as amended.

                  1.1.7 "COMMON STOCK" means the common stock of the Company, par value of $.001 per share.

                  1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

                  1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or more members of the Board, each of whom shall be an outside director within the meaning of Section 162(m) of the Code.

                  1.1.10 "CONFIDENTIAL INFORMATION" means:

                      1.1.10.1  proprietary   information,   trade  secrets  and
                                know-how of the Company and/or its Affiliates;

                      1.1.10.2 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                      1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

                      provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

                  1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

                  1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for a period of at least 180 days, as determined in good faith by a physician appointed by the Company.

                  1.1.13 "EFFECTIVE DATE" means the date of Closing as defined in that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

                  1.1.14  "EMPLOYMENT  TERM" shall have the meaning set forth in section 2.2.

                  1.1.15  "EQUITY   INCENTIVE  PLAN"  means  the  Summit  Global
         Logistics, Inc. 2006 Equity Incentive Plan, attached as Exhibit A hereto.

                  1.1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  1.1.17 "FISCAL YEAR" means the calendar year.

                  1.1.18 "GOOD REASON" means the occurrence of any of the following:

                      1.1.18.1 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this
                                Section 1.1.18.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                      1.1.18.2 any failure by the Company to pay the Executive any portion of the Base Salary or other payments to which the Executive is entitled under Sections 3.1 through 3.5 hereof, provided, however, that prior to any termination pursuant to this Section 1.1.18.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts or omissions and no less than 30 days to cure the same;

                      1.1.18.3 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation;

                      1.1.18.4 a material breach by the Company of any of the material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.18.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same; or

                      1.1.18.5 an event described in Section 1.1.4.4 hereof occurs.

                  1.1.19 "MANAGEMENT INCENTIVE PLAN" means the Summit Global Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit B hereto.

                  1.1.20 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

                  1.1.21 "QUALIFIED SUCCESSOR" means in the event there is a vacancy in the Board occurring between annual meetings as a result of death, incapacity or resignation, or if one or more of the Directors shall decline to stand for election to the Board or, if he is unable or unwilling to so serve, then the shareholders that are party to that certain voting agreement ("Voting Agreement") dated on or about the date hereof between the Company and the parties thereto to elect Messrs. Agresti, DeSaye, MacAvery and McQuiston (the "Shareholders") shall designate one or more individuals of standing within the business world reasonably comparable to that of such Director (each a "Qualified Successor") as one or more successor Directors in the following manner. The Shareholders shall select an individual to serve as the Qualified Successor, which individual shall be independent both of the Company (except through proposed service as a member of the Board or a subsidiary of the Company) and of the Shareholders. The selected individual shall be subject to the prior approval of a super-majority of the Shareholders, which consent shall not unreasonably be withheld. A Shareholder's approval of a designated Director shall be deemed given if such Shareholder has not responded to a notice by the Chairman of the Board of the Company within 30 days of notice to the Shareholder of the identity of the selected individual. Upon selection and approval hereunder, such Qualified Successor shall for all purposes be deemed a Director of the Company and shall be subject to the Voting Agreement in the event of his/her death, incapacity, resignation or decision not to be a Director.

                  1.1.22 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

                  1.1.23 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four , Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of Section 3.5 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

                  1.1.24  "YEAR  ONE"  means  the  12-consecutive-month   period
         beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

                  1.1.25  "YEAR  TWO"  means  the  12-consecutive-month   period
         beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

                  1.1.26 "YEAR THREE" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

                  1.1.27 "YEAR FOUR" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

                  1.1.28 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.



                                   ARTICLE 2

                               EMPLOYMENT AND TERM

         2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Senior Vice President of Summit Global Logistics, Inc., with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between Executive and the Company or the Company's predecessors in interest with respect to Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

         2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in
Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

         2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                   ARTICLE 3

                            COMPENSATION AND BENEFITS

         3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Two Hundred Thousand United States Dollars (US$200,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the first day of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under
Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

         3.2 BONUSES. Such bonuses shall include the following:

                  3.2.1 NON-COMPETE BONUS. As consideration for the Executive entering into this Agreement, the Company shall pay the Executive a bonus in the amount of Forty Thousand United States Dollars (US$40,000) upon the condition that the executive agrees to be bound by the terms of Section 5.2 of this Agreement, as set forth in Article 5 hereof, hereinafter referred to as the "Non-Compete Bonus". The Non-Compete Bonus shall be payable in cash no later the thirtieth (30th) day following the date of this Agreement.

                  3.2.2  MANAGEMENT   INCENTIVE  BONUSES.  The  Executive  shall
         receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits C and D, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be paid the annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits C and D, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

         3.3 EQUITY COMPENSATION. On or about the Effective Date, or as soon as administratively practicable thereafter, the Executive shall receive grants under the Equity Incentive Plan as follows:

                  3.3.1 INCENTIVE STOCK OPTIONS. A grant of an Incentive Stock Option, as defined in the Equity Incentive Plan, in respect of 40,000 shares of Common Stock, pursuant to an option grant agreement annexed as Exhibit E hereto.

                  3.3.2 STOCK APPRECIATION RIGHTS. A grant of 30,000 Stock Appreciation Rights, as defined in the Equity Incentive Plan, each in respect of one share of Common Stock, pursuant to a Stock Appreciation Rights grant agreement annexed as Exhibit F hereto. The parties intend that such grant cover the approximate combined federal and state income tax liability associated with both (i) the number of shares of Common Stock with respect to which the Incentive Stock Option is exercised and
         (ii) the number of shares of Common Stock underlying the exercise of the Stock Appreciation Rights used to pay for the tax liability under clause (i).

All such grants and/or awards shall conform to the terms and conditions of the Equity Incentive Plan and the annexed grant agreements between the Company and the Executive. In its discretion, the Compensation Committee may make additional grants or awards to the Executive from time to time. If the Equity Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be entitled to the benefits due to him under Exhibits E and F, respectively, hereto, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the termination of the Equity Incentive Plan shall result in all unvested Incentive Stock Options and Stock Appreciation Rights granted to the Participant under Exhibits E and F, respectively, to be fully vested and exercisable.

         3.4 SERP BENEFITS. During the Employment Term, the Executive shall be entitled to participate in the Summit Global Logistics, Inc. Supplemental Executive Retirement Plan (the "SERP") in accordance with the terms thereof. Such eligibility to participate in the SERP shall commence effective as of the later of the Effective Date or the effective date of the SERP. The SERP is attached as Exhibit G hereto.

         3.5 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits as set forth in SCHEDULE A attached hereto, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

         3.6 INDEMNIFICATION AND INSURANCE.

                  3.6.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section
         3.6.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

                  3.6.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section 3.6.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

                  3.6.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or (ii) material breach of any of the provisions of this Agreement.

         3.7 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

         3.8 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.

                                   ARTICLE 4

                                   TERMINATION

         4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

         4.2 TERMINATION UNDER CERTAIN CIRCUMSTANCES.

                  4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

                  4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

                  4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                      4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                      4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

         4.3 Standard Termination Entitlements; Severance Benefits.

                  4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                      4.3.1.1 the Executive's earned but unpaid compensation (including, without limitation, Base Salary, and all other items which constitute wages under applicable law, interpreting the term "wages" in the broadest possible sense) as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                      4.3.1.2 reimbursement for reasonable business expenses and authorized travel expenses incurred but still outstanding; and

                      4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the Company, including, but not limited to, all plans or arrangements listed on SCHEDULE A, the Equity Incentive Plan and the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.


                  4.3.2 SEVERANCE BENEFITS. For all purposes of this Agreement, the Executive's "Severance Benefits" shall mean the benefits set forth in Exhibit H. If the Summit Global Logistics, Inc. Severance Benefit Plan, as set forth in Exhibit H, is terminated for any reason whatsover, whether by the Company or any other Person, the Executive shall be paid severance benefits identical to those set forth in Appendix A of such Plan, notwithstanding the termination of such Plan.

                                   ARTICLE 5

                              RESTRICTIVE COVENANTS

         5.1 PROPRIETARY INFORMATION.

                  5.1.1  DISCLOSURE  DURING  THE  EMPLOYMENT  TERM.  Subject  to
         Section 5.5 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require
         (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

                  5.1.2  DISCLOSURE  AFTER  EMPLOYMENT.  In the  event  that the
         Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

         5.2 NON-COMPETITION. During the Employment Term and for twelve months after the date employment with the Company has ended, the Executive agrees, and shall cause each

Person Controlled by him to agree, that he shall not, directly or 0indirectly, or through any Person Controlled by the Executive: (a) engage in any logistic activities competitive with the business of the Company and its Affiliates for his or their own account or for the account of any other Person, or (b) become interested in any Person engaged in logistic activities competitive with the business of the Company and its Affiliates as a partner, shareholder, member, principal, agent, employee, trustee, consultant or in any other relationship or capacity.

         5.3 NON-SOLICITATION. During the Employment Term and for a period of twelve months after the date employment with the Company has ended, the Executive will not, directly or indirectly, use proprietary knowledge or information relating to the Company or its Affiliates obtained during the course of the Executive's employment with the Company for his own benefit or the benefit of any third party with the intention to, or which a reasonable person would construe to, (a) interfere with or disrupt any present relationship, contractual or otherwise, between the Company or its Affiliates and any customer, supplier, employee, consultant or other person having business dealings with the Company or its Affiliates, or (b) employ or solicit the employment or engagement by others of any employee or consultant of the Company or its Affiliates who was such an employee or consultant at the time of termination of the Executive's employment hereunder. Upon leaving the employment of the Company, the Executive shall notify his new employer of his obligations under this Agreement and grants consent to notification by the Company to the Executive's new employer concerning Executive's rights and obligations under this Agreement.

         5.4 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

         5.5 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

         5.6 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

         5.7 SURVIVAL OF PROTECTIVE COVENANTS. Each covenant on the part of Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                   ARTICLE 6

                               DISPUTE RESOLUTION

         6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.


                  6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

                  6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.


                  6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                   ARTICLE 7

                               GENERAL PROVISIONS

         7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

           If to the Executive:                Peter Stone
                                               2235 Beach Street
                                               San Francisco, CA 94123

           If to the Company:                  Summit Global Logistics, Inc.
                                               547 Boulevard
                                               Kenilworth, NJ 07033


           with a copy to:                     David D. Gammell, Esq.
                                               Brown Rudnick Berlack Israels LLP
                                               One Financial Center
                                               Boston, MA 02111


or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

         7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

         7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the Company. In addition, any term of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs to by an instrument in writing signed by such party and delivered to the Company as reasonable time prior to the effective date of the waiver.

         7.4 SUCCESSORS AND ASSIGNS. The Company shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

         7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

         7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

         7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

         7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

         7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.10   COUNTERPARTS.   This  Agreement  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    EXECUTIVE



                                    ----------------------------------
                                    Peter Stone

                                    SUMMIT GLOBAL LOGISTICS, INC.



                                    By:_______________________________
                                       Name
                                       Title:

                                   SCHEDULE A

                       EMPLOYEE BENEFIT SUMMARY TERM SHEET


         As of January 1, 2007, the Executive shall be eligible to participate in all of the retirement and welfare benefit plans sponsored, maintained or contributed to by FMI International, LLC and/or its affiliates or subsidiaries, which plans shall be amended accordingly. Without in any way limiting the generality of the foregoing, the Executive shall be entitled to participate in the following plans:


         o FMI International, LLC 401(k) Profit Sharing Plan;


         o FMI International West Health Plan;


         o FMI International, LLC PPO Health Insurance Plan;


         o FMI International, LLC Dental Plan; and the


         o FMI International, LLC Life Insurance Plan.

                                    EXHIBIT C

                          ANNUAL BONUS GRANT AGREEMENT



         THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Peter Stone (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

         WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

         NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

         1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

                  1.3      "EBITDA" means the Company's  earnings  before income
         tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.4 "EBITDA TARGET" means the Company's EBITDA for Fiscal Year 2007, 2008, 2009 or 2010, as applicable.

                  1.5      "FISCAL YEAR" means the calendar year.

                  1.6      "GAAP"   means    generally    accepted    accounting
         principles.

                  1.7 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

         2.       EBITDA TARGETS.

                  2.1      The  EBITDA  Target  for  Fiscal  Year 2007  shall be
         $__________.

                  2.2      The  EBITDA  Target  for  Fiscal  Year 2008  shall be
         $__________.

                  2.3      The  EBITDA  Target  for  Fiscal  Year 2009  shall be
         $__________.

                  2.4      The  EBITDA  Target  for  Fiscal  Year 2010  shall be
         $__________.

         3.       ANNUAL INCENTIVE BONUSES.

                  3.1 The Bonus for each of Fiscal Year 2007, Fiscal Year 2008, Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                           3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 35% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                           3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 52.50% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                           3.1.1.3 If at least 100% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 70% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                           3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.10% of his Base Salary.

                           3.1.1.5 For each percentage point over 50 percentage points, up to 50 additional points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.80% of his Base Salary.

                  3.2 Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

         4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

         5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                               EXECUTIVE



                                               _________________________________
                                               Peter Stone

                                               SUMMIT GLOBAL LOGISTICS, INC.



                                               By:______________________________
                                                  Name
                                                  Title:

                                    EXHIBIT D

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Peter Stone (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

         WHEREAS, Section 3.2.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

         NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

         1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning ascribed thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the multi-year incentive bonus to be paid hereunder with respect to the Employment Term.

                  1.3 "DELTA ONE" means the excess, if any, of EBITDA for Fiscal Year 2009 over the EBITDA Target for Fiscal Year 2007.

                  1.4 "DELTA TWO" means the excess, if any, of EBITDA for Fiscal Year 2010 over the EBITDA Target for Fiscal Year 2008.

                  1.5      "EBITDA" means the Company's  earnings  before income
         tax, plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.6      "EBITDA TARGET" means

                           1.6.1 For Fiscal Year 2007, $__________.

                           1.6.2 For Fiscal Year 2008, $__________.

                  1.7      "FIRST     PERFORMANCE      PERIOD"     means     the
         three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

                  1.8      "FISCAL YEAR" means the calendar year.

                  1.9 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

                  1.10     "GAAP"   means    generally    accepted    accounting
         principles.

                  1.11 "PERFORMANCE PERIOD" means the First Performance Period or the Second Performance Period, as applicable.

                  1.12     "SECOND     PERFORMANCE     PERIOD"     means     the
         three-consecutive Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

         2.       MULTI-YEAR BONUS.

                  2.1 FIRST PERFORMANCE PERIOD. If, with respect to the First Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

                  2.2 SECOND PERFORMANCE PERIOD. If, with respect to the Second Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

         3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

         4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

         5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

         6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                             EXECUTIVE



                                             __________________________________
                                             Peter Stone

                                             SUMMIT GLOBAL LOGISTICS, INC.



                                             By:_______________________________
                                                Name
                                                Title:

                                    EXHIBIT E

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

         Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which are incorporated herein by reference (together, the "AWARD AGREEMENT"). Terms not defined herein shall have their respective meanings under the Plan.

PARTICIPANT (the "PARTICIPANT")
Peter Stone

GRANT
The undersigned Participant has been granted an Option to purchase Common Stock of Summit Global Logistics, Inc. (the "COMPANY"), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

    DATE OF GRANT                November 8, 2006        TOTAL NUMBER OF        40,000
                                                         SHARES GRANTED

    VESTING                      November 8, 2006        TYPE OF OPTION         |X| Incentive Stock
    COMMENCEMENT DATE                                                           Option

    EXERCISE PRICE PER           $10.00                                         Non-Statutory Stock
    SHARE                                                                       Option

    TOTAL EXERCISE PRICE         $400,000                TERM/EXPIRATION DATE   5 years from Date of Grant

VESTING SCHEDULE:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

      ANNIVERSARY OF GRANT DATE           % OF GRANT (OR # OF SHARES) VESTED

 One-Year Anniversary of Grant Date                      50%

 Two-Year Anniversary of Grant Date                      100%


The Option shall vest in full upon the earliest to occur of a Change in Control, the Participant's death, the Participant's Disability, the Participant's Retirement, the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment without Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) for Good Reason.

Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume this Option in accordance with its terms or (ii) pay the Participant, for each Share not previously exercised, the greater of (A) the transaction consideration per Share or (B) the Exercise Price per Share. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

Vesting of this Option shall cease, and unvested Option Shares shall be forfeited, upon the Company's (or any parent's or subsidiary's thereof) termination of the Participant's employment for Cause or the Participant's termination of his employment with the Company (or any parent or subsidiary thereof) other than for Good Reason.

PARTICIPANT                               SUMMIT GLOBAL LOGISTICS, INC.


_________________________________         _________________________________
Signature                                 By

_________________________________         _________________________________
Peter Stone                               Title
2235 Beach Street
San Francisco, CA 94123

                          SUMMIT GLOBAL LOGISTICS, INC.
                                  STOCK OPTION
                                   AWARD TERMS


1. GRANT OF OPTION. The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the 2006 Equity Incentive Plan (the "PLAN"), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Stock Option Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

2.       EXERCISE OF OPTION.

         i RIGHT TO EXERCISE. This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

         ii METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "EXERCISE NOTICE") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "EXERCISED SHARES") and the Participant's agreement to be subject to such other representations and agreements as may be required by the Company. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price in accordance with the cashless exercise provisions of Section 6g of the Plan.

3. TERMINATION. This Option shall be exercisable for three months after the Participant ceases to be an Employee; provided, however, if the relationship is terminated by the Company for Cause, or voluntarily by the Participant other than for Good Reason, the Option shall terminate immediately. Upon the Participant's death or Disability, this Option may be exercised for twelve (12) months after the termination of employment. In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the method of payment of consideration for such shares would constitute a violation of any applicable law.

5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

6. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten
         (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

7. UNITED STATES TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         i EXERCISE OF ISO. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

         ii EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise if such withholding amounts are not delivered at the time of exercise.

         iii NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the
                  Shares acquired pursuant to the Incentive Stock Option, including through a cashless exercise, on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

         iv WITHHOLDING. Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option, or at other times. The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company. In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes. Currently, neither federal income nor federal employment tax withholding is required with respect to an Incentive Stock Option.

8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

9. NO GUARANTEE OF CONTINUED SERVICE. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

                                    EXHIBIT A

                           2006 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

Company Name
Address
City, State, Zip Code

Attention:  President

         1. EXERCISE OF OPTION. Effective as of today, ______________, 200__, the undersigned ("PARTICIPANT") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "SHARES") of_________ (the "COMPANY") under and pursuant to the 2006 Equity Incentive Plan (the "PLAN") and the Stock Option Award Agreement dated ____________, 200__ (the "AWARD AGREEMENT").

         2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and pursuant to the cashless exercise provisions of Section 6g of the Plan.

         3. REPRESENTATIONS OF PARTICIPANT. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

         4. RIGHTS AS STOCKHOLDER. The Participant shall not have any rights of a stockholder upon exercise of the Option, which shall be settled solely in cash.

         5. TAX CONSULTATION. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

         6. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

         7. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

         8. GOVERNING LAW. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules of the State of New Jersey.

         9. ENTIRE AGREEMENT. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:                                    Accepted by:


PARTICIPANT                                      SUMMIT GLOBAL LOGISTICS, INC.


_______________________________                  _______________________________
Signature                                        By


_______________________________                  _______________________________
Print Name                                       Title

Address:                                         Address:
-------                                          -------


                                                 Type in address
_______________________________
                                                 City, State, Zip code
_______________________________
                                                 _______________________________
                                                 Date Received

                                    EXHIBIT F

                          SUMMIT GLOBAL LOGISTICS, INC.
                           2006 EQUITY INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

Name of SAR Holder: Peter Stone

Address of SAR Holder: 2235 Beach Street, San Francisco, CA 94123

Number of SARs: 30,000, each representing a share of Common Stock

Initial SAR Value: $300,000

Grant Date: November 8, 2006

         Pursuant to and in accordance with the Summit Global Logistics, Inc. 2006 Equity Incentive Plan, as amended from time to time (the "Plan"), this Stock Appreciation Rights Agreement (the "SAR Agreement") evidences the issuance to the person named above (the "SAR Holder") by Summit Global Logistics, Inc. (the "Company"), effective as of the date set forth above (the "Grant Date"), of a number of stock appreciation rights set forth above (the "SARs"). The SARs will be valued in accordance with, and are subject to the terms, definitions and provisions of, the Plan, which are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

         Subject to the terms and conditions of the Plan, and subject to the determination of the Compensation Committee in its sole discretion to accelerate the vesting schedule hereunder, the SARs issued hereunder shall vest and become vested SARs on the respective dates indicated below:

               Incremental  (Aggregate  Number)
               of SARs to be Vested SARs             Vesting Date/Percent

                        15,000 (15,000)              FIRST ANNIVERSARY OF
                                                     GRANT DATE -- 50%

                        15,000 (30,000)              SECOND ANNIVERSARY OF
                                                     GRANT DATE -- 100%

         All SARs granted hereunder shall be vested in full upon the earliest to occur of a Change in Control or the death, Disability, Retirement or voluntary termination for Good Reason of the SAR Holder. Vested SARs may be exercised at any time within five (5) years following the Grant Date.

         Upon the execution by the Company of a definitive acquisition, merger or similar agreement ("TRANSACTION AGREEMENT") pursuant to which, upon closing, a Change in Control would occur, the Committee, in its sole discretion, and notwithstanding any provision of the Transaction Agreement or the Plan, including, but not limited to, Section 13.f.i. thereof, to the contrary, shall (i) require the acquiring or surviving entity (if not the Company) to assume the SARs in accordance with their terms or (ii) pay the Participant, for each share of Common Stock underlying each SAR not previously exercised, the greater of (A) the transaction consideration per share of Common Stock underlying each SAR or (B) the Initial SAR Value per share of Common Stock. Such assumption or payment shall take effect or be made, as applicable, as of the closing date of the transaction(s) contemplated by the Transaction Agreement. In the event that the closing does not occur, this paragraph shall be null and void.

         Vesting of the SARs shall cease, and unvested SARs shall be terminated, upon termination of employment of the SAR Holder with the Business Entity that employs him or her for Cause or other than for Good Reason.

         The SAR Holder shall have no rights as a stockholder of the Company by virtue of having been issued the SARs and shall have only the rights specifically provided in the Plan.

         By executing this SAR Agreement, the SAR Holder acknowledges receipt of the Plan (a copy of which is attached hereto) and represents that he or she has read and the terms and provisions of the Plan and accepts the issuance of the SARs subject to all of such terms and provisions.

                                               SUMMIT GLOBAL LOGISTICS, INC.

                                               By:______________________________

                                                  Name:

                                                  Title:________________________


                                               ACKNOWLEDGED AND AGREED BY SAR
                                               HOLDER:

                                                  Name:

                                                  Signature:____________________

                           2006 EQUITY INCENTIVE PLAN
                            STOCK APPRECIATION RIGHT

                                 EXERCISE NOTICE

                  Pursuant to the provisions of the Summit Global Logistics, Inc. 2006 Equity Incentive Plan (the "Plan") and that certain Stock Appreciation Rights Agreement by and between Summit Global Logistics, Inc. (the "Company") and ____________ (the "Grantee") as of _______________ __, 20__, I, the Grantee,
hereby exercise the Stock Appreciation Rights granted under the terms of the Plan to the extent of __________ shares of the Common Stock of the Company (the "SARs"). If applicable, I deliver to the Company herewith payment for tax withholding with respect to the exercise of the SARs in the amount of $__________.

TO BE COMPLETED BY THE GRANTEE

                  A.   Number of SARs:                    ____________

                  B.   Initial SAR Value                  $___________

                  C.   Total Initial SAR Value of
                       Shares (A x B):                    $___________

TO BE COMPLETED BY THE COMPANY

                  D.   Value per share of Common Stock, as of
                       __________, times the
                       number of shares being
                       exercised (A):                     $___________

                  E.   TOTAL PAYMENT
                       DUE (D - C):                       $___________


Date: ____________________                      ________________________________
                                                Grantee

                                                ________________________________
                                                Address

                                                ________________________________
                                                Social Security Number

                                   APPENDIX A
                             (HIGH LEVEL EXECUTIVES)


Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc. Severance Benefit Plan, Peter Stone is within category described above.

                                       18